                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ X ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 M/A-COM, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:
      -------------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:
      -------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      -------------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:
      -------------------------------------------------------------------------

   5) Total fee paid:
      -------------------------------------------------------------------------

[ X ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
      -------------------------------------------------------------------------

   2) Form, Schedule or Registration Statement No.:
      -------------------------------------------------------------------------

   3) Filing Party:
      -------------------------------------------------------------------------

   4) Date Filed:
      -------------------------------------------------------------------------

                                     (ART)
                                                                    June 2, 1995

To Our Stockholders:

  You are cordially invited to attend a special meeting of the stockholders of M/A-COM, Inc. (the "Company") to be held on Friday, June 30, 1995 at 10:00 a.m., local time, in the Auditorium located at the Company's facility at 1011 Pawtucket Boulevard, Lowell, Massachusetts (the "Special Meeting"). Enclosed are a Notice of Special Meeting of Stockholders, a Proxy Statement-Prospectus and a Proxy relating to the Special Meeting.

  At the Special Meeting you will be asked to consider and vote upon a proposal described in the Proxy Statement-Prospectus to approve and adopt the Agreement and Plan of Merger, dated March 10, 1995 (the "Merger Agreement"), among AMP Incorporated ("AMP"), AMP Merger Corp., a wholly owned subsidiary of AMP ("Subsidiary"), and the Company, pursuant to which Subsidiary will merge with and into the Company and the Company will survive such merger (the "Merger") as a wholly owned subsidiary of AMP. In the Merger, holders of outstanding shares of common stock, par value $1.00 per share, of the Company ("Company Common Stock") will receive .28 of one share of common stock, no par value per share, of AMP for each share of Company Common Stock held by them.

  The Proxy Statement-Prospectus provides you with detailed information concerning the Merger and related matters. Please give all of this information your careful attention.

  AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE COMPANY HAS DETERMINED THE MERGER TO BE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS ITS APPROVAL AND ADOPTION BY STOCKHOLDERS.

  Lazard Freres & Co. LLC, the Company's financial advisor in connection with the Merger, has rendered an opinion to the Board of Directors of the Company that, as of the date of such opinion, the consideration to be paid to the Company's common stockholders in connection with the Merger is fair to such stockholders from a financial point of view.

  All stockholders are invited to attend the Special Meeting in person. Approval and adoption of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Company Common Stock.

  In order that your shares may be represented at the Special Meeting, you are urged to promptly complete, sign, date and return the accompanying Proxy in the enclosed envelope, whether or not you plan to attend the Special Meeting. If you attend the Special Meeting in person, you may, if you wish, vote personally on all matters brought before the Special Meeting even if you have previously returned your Proxy.

                                   Sincerely yours,

                                   /s/ Thomas A. Vanderslice
                                   Thomas A. Vanderslice
                                   Chairman of the Board, President
                                    and Chief Executive Officer

                                 M/A-COM, INC.
                             100 CHELMSFORD STREET
                                 P.O. BOX 3294
                        LOWELL, MASSACHUSETTS 01853-3294

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 1995

                               ----------------

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of M/A-COM, Inc. (the "Company") will be held on Friday, June 30, 1995 at 10:00 a.m., local time, in the Auditorium located at the Company's facility at 1011 Pawtucket Boulevard, Lowell, Massachusetts (the "Special Meeting"), for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated March 10, 1995 (the "Merger Agreement"), among AMP Incorporated ("AMP"), AMP Merger Corp., a wholly owned subsidiary of AMP ("Subsidiary"), and the Company, pursuant to which, among other things, Subsidiary will merge with and into the Company and the Company will survive such merger (the "Merger") as a wholly owned subsidiary of AMP. Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), (i) each outstanding share of common stock, par value $1.00 per share, of the Company ("Company Common Stock"), other than shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected under the Massachusetts Business Corporation Law ("MBCL"), will be converted into the right to receive .28 of one share of common stock, no par value per share, of AMP, together with any rights attached thereto, and
  (ii) all shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP will be cancelled, all as more fully described in the accompanying Proxy Statement-Prospectus.

    2. To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

  If the Merger Agreement is approved and adopted by the stockholders at the Special Meeting and the Merger is effected by the Company, AMP and Subsidiary, any stockholder (i) who, before the taking of the vote on approval and adoption of the Merger Agreement, files with the Company written objection to the Merger Agreement stating that such stockholder intends to demand payment for his shares if the Merger is effected and (ii) whose shares are not voted in favor of approval and adoption of the Merger Agreement, has or may have the right to demand in writing from the Company, within twenty days after the date of mailing to him of notice in writing that the Merger has become effective, payment for his shares and an appraisal of the value thereof. The Company and any such stockholder shall in such cases have the rights and duties and shall follow the procedures set forth in Sections 85 to 98, inclusive, of the MBCL.

  Only stockholders of record at the close of business on May 19, 1995 are entitled to notice of the Special Meeting and to vote thereat.

  Your vote is important. Please complete the accompanying proxy and return it promptly in the envelope enclosed.

                                          By order of the Board of Directors

                                          Irving J. Helman
                                          Clerk

Lowell, Massachusetts
June 2, 1995

- --------------------------------------------------------------------------------

  THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING SHARES OF COMPANY COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED TO APPROVE AND ADOPT THE MERGER AGREEMENT. YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT SEND STOCK CERTIFICATES AT THIS TIME.

- --------------------------------------------------------------------------------

                                 M/A-COM, INC.
                                PROXY STATEMENT

                    FOR A SPECIAL MEETING OF STOCKHOLDERS OF
                                 M/A-COM, INC.
                          TO BE HELD ON JUNE 30, 1995

                               ----------------

                                AMP INCORPORATED
                                   PROSPECTUS

                               ----------------

  This Proxy Statement-Prospectus is being furnished to stockholders of M/A-COM, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Company Board") from the holders of outstanding shares of common stock, par value $1.00 per share, of the Company ("Company Common Stock"), for use at a Special Meeting of stockholders of the Company to be held on Friday, June 30, 1995 at 10:00 a.m., local time, in the Auditorium located at the Company's facility at 1011 Pawtucket Boulevard, Lowell, Massachusetts (the "Special Meeting"), or at any adjournments or postponements thereof.

  At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated March 10, 1995 (the "Merger Agreement"), among AMP Incorporated, a Pennsylvania corporation ("AMP"), AMP Merger Corp., a Massachusetts corporation and a wholly owned subsidiary of AMP ("Subsidiary"), and the Company, pursuant to which, among other things, Subsidiary will merge with and into the Company and the Company will survive such merger (the "Merger") as a wholly owned subsidiary of AMP. Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each outstanding share of Company Common Stock, other than shares held by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected under the Massachusetts Business Corporation Law ("MBCL"), will be converted into the right to receive .28 of one share of common stock, no par value per share, of AMP ("AMP Common Stock"), together with any rights attached thereto. Company stockholders will receive cash in lieu of any fractional shares of AMP Common Stock which would otherwise be issuable to such stockholders as a result of the Merger. Shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP will be cancelled pursuant to the Merger Agreement.

  This Proxy Statement-Prospectus also serves as a prospectus of AMP under the Securities Act of 1933, as amended (the "Securities Act"), with respect to up to 8,211,204 shares of AMP Common Stock, together with any rights attached thereto, to be issued in connection with the Merger.

  This Proxy Statement-Prospectus and the accompanying form of proxy are first being sent to stockholders of the Company on or about June 2, 1995.

                               ----------------

THE SECURITIES TO WHICH THIS PROXY STATEMENT-PROSPECTUS RELATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT-PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

          The date of this Proxy Statement-Prospectus is June 2, 1995.

                               ----------------

  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT-PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT-PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS PROXY STATEMENT-PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OF AN OFFER OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT-PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES PURSUANT TO THIS PROXY STATEMENT-PROSPECTUS SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH OR INCORPORATED HEREIN BY REFERENCE OR IN THE AFFAIRS OF THE COMPANY OR AMP SINCE THE DATE OF THIS PROXY STATEMENT-PROSPECTUS. THE INFORMATION CONTAINED HEREIN WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES HAS BEEN PROVIDED BY THE COMPANY AND THE INFORMATION CONTAINED HEREIN WITH RESPECT TO AMP AND ITS SUBSIDIARIES HAS BEEN PROVIDED BY AMP.

                             AVAILABLE INFORMATION

  The Company and AMP are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the SEC: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can also be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Company Common Stock and AMP Common Stock are listed and traded on the New York Stock Exchange, Inc. (the "NYSE"). Reports, proxy statements and other information concerning the Company and AMP may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Company Common Stock is also listed and traded on the Boston Stock Exchange, Inc. ("BSE") and AMP Common Stock is also listed on the following regional stock exchanges: BSE, Cincinnati Stock Exchange, Chicago Stock Exchange, Inc., Pacific Stock Exchange Incorporated and Philadelphia Stock Exchange, Inc.

  AMP has filed with the SEC a registration statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act with respect to the AMP Common Stock to be issued in connection with the Merger. This Proxy Statement-Prospectus also constitutes the Prospectus of AMP filed as part of the Registration Statement. The Proxy Statement-Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. The Registration Statement is available for inspection and copying as set forth above.

                           INCORPORATION BY REFERENCE

  THIS PROXY STATEMENT-PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY AND AMP HEREBY UNDERTAKE TO PROVIDE, WITHOUT CHARGE, TO EACH PERSON, INCLUDING ANY BENEFICIAL OWNER OF COMPANY COMMON STOCK, TO WHOM A COPY OF THIS PROXY STATEMENT-PROSPECTUS HAS BEEN DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY AND ALL OF THE DOCUMENTS THAT HAVE BEEN INCORPORATED HEREIN BY REFERENCE, OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED HEREIN BY REFERENCE. REQUESTS FOR SUCH DOCUMENTS SHOULD BE DIRECTED TO, IN THE CASE OF DOCUMENTS RELATING TO THE COMPANY, INVESTOR RELATIONS, M/A-COM, INC., 100 CHELMSFORD STREET, P.O. BOX 3294, LOWELL, MASSACHUSETTS 01853-3294, TELEPHONE NUMBER (508) 442-5000 AND, IN THE CASE OF DOCUMENTS RELATING TO AMP, DAVID F. HENSCHEL, CORPORATE SECRETARY, AMP INCORPORATED, 470 FRIENDSHIP ROAD, MAIL STOP 176-048, HARRISBURG, PENNSYLVANIA 17111, TELEPHONE NUMBER (717) 564-0100. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY JUNE 19, 1995.

  The following documents, which have been filed with the SEC, are hereby incorporated herein by reference:

  (a) the Company's Annual Report on Form 10-K for the fiscal year ended October 1, 1994;

  (b) the Company's Quarterly Reports on Form 10-Q for the three month periods ended January 1, 1994, April 2, 1994, December 31, 1994 and April 1, 1995;

  (c) the Company's Current Report on Form 8-K filed March 20, 1995;

  (d) the description of Company Common Stock set forth in the Company's Registration Statement on Form S-8, File No. 33-35845, filed July 12, 1990, as amended by the description of the classification of the Company Board contained in the Company's Proxy Statement dated January 7, 1991 in connection with the annual meeting of stockholders of the Company held on February 20, 1991, and any amendment or report filed for the purpose of updating any such description;

  (e) the description of the rights under the Rights Agreement dated as of July 29, 1986, as amended and restated as of May 16, 1990, between the Company and The First National Bank of Boston set forth in the Company's Registration Statement on Form S-8, File No. 33-35845, filed July 12, 1990, and any amendment or report filed for the purpose of updating any such description;

  (f) AMP's Annual Report on Form 10-K for the year ended December 31, 1994;

  (g) AMP's Quarterly Reports on Form 10-Q for the three month periods ended March 31, 1994 and March 31, 1995;

  (h) AMP's Current Reports on Form 8-K filed January 31, 1995 and March 20,
1995;

  (i) the description of AMP Common Stock set forth in AMP's Registration Statement on Form 8-B, File No. 1-4235, filed April 10, 1989, and any amendment or report filed for the purpose of updating any such description; and

  (j) the description of the rights under the Rights Agreement between AMP and Chemical Bank, dated as of October 25, 1989, set forth in AMP's Registration Statement on Form 8-A, File No. 1-4235, filed November 7, 1989, and any amendment or report filed for the purpose of updating any such description.

  All documents filed by the Company or AMP pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

  Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement-Prospectus to the extent that a statement contained herein or any other subsequently filed document that is deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement-Prospectus.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION .....................................................   2
INCORPORATION BY REFERENCE.................................................   2
SUMMARY....................................................................   5
THE SPECIAL MEETING .......................................................  12
  Date, Time and Place.....................................................  12
  Purpose of the Special Meeting...........................................  12
  Record Date .............................................................  12
  Required Vote............................................................  12
  Proxies .................................................................  12
THE MERGER ................................................................  13
  Background of the Merger.................................................  13
  The Company's Reasons for the Merger; Recommendation of the Company
   Board...................................................................  16
  AMP's Reasons for the Merger.............................................  16
  Opinion of the Company's Financial Advisor ..............................  16
  Closing; Effective Time .................................................  20
  Form of the Merger; Merger Consideration ................................  20
  Exchange of Stock Certificates ..........................................  20
  Interests of Certain Persons in the Merger ..............................  21
  Certain Federal Income Tax Consequences of the Merger ...................  23
  Accounting Treatment ....................................................  24
  Regulatory Filings and Approvals ........................................  25
  Restrictions on Sales of Shares by Affiliates ...........................  25
  Listing of AMP Common Stock on NYSE .....................................  26
  Appraisal Rights.........................................................  26
  Delisting and Deregistration of Company Common Stock After the Merger....  28
  The Merger Agreement ....................................................  28
  Operations After the Merger..............................................  33
INFORMATION CONCERNING THE COMPANY.........................................  34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............  34
INFORMATION CONCERNING AMP.................................................  35
COMPARATIVE PER SHARE MARKET PRICE DATA ...................................  36
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS ...............  38
COMPARISON OF RIGHTS OF HOLDERS OF COMPANY COMMON STOCK AND
 AMP COMMON STOCK .........................................................  43
LEGAL OPINION .............................................................  55
EXPERTS....................................................................  55
AMENDMENTS TO THE COMPANY BY-LAWS .........................................  56
STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING OF
 COMPANY STOCKHOLDERS .....................................................  56

Appendix A--Agreement and Plan of Merger dated March 10, 1995 among AMP
            Incorporated, AMP Merger Corp. and M/A-COM, Inc.

Appendix B--Opinion of Lazard Freres & Co. LLC

Appendix C--Excerpt from Massachusetts Business Corporation Law Relating to
            Appraisal Rights

                                    SUMMARY

  The following summary is not intended to be complete and is qualified in its entirety by more detailed information appearing elsewhere in this Proxy Statement-Prospectus, including the Appendices hereto, or in the documents incorporated herein by reference. STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT-PROSPECTUS, INCLUDING THE APPENDICES HERETO, AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE, IN THEIR ENTIRETY.

                                 THE COMPANIES

M/A-COM, INC.

  M/A-COM, Inc., a Massachusetts corporation (the "Company"), is primarily a supplier to the wireless telecommunications, surveillance and defense-related industries of radio frequency, microwave and millimeter wave semiconductors, components and subsystems, utilizing advanced circuit and semiconductor technologies, for systems applications in wireless communications, sensor systems, radar, navigation, missile guidance, electronic warfare and surveillance in air, ground, sea and space environments. The Company's products are used in a substantial variety of commercial applications and defense systems. The Company also manufactures surveillance products used in intelligence collection applications. The mailing address of the Company's principal executive offices is 100 Chelmsford Street, P.O. Box 3294, Lowell, Massachusetts 01853-3294, and its telephone number is (508) 442-5000.

AMP INCORPORATED

  AMP Incorporated, a Pennsylvania corporation ("AMP"), is a leading producer of electrical and electronic connection devices. AMP supplies over 100,000 types and sizes of terminals, splices, connectors, cable assemblies, fiber-optic assemblies, printed circuit board assemblies, sensors, wide and local area network products and systems, switches, touch screen data entry systems and related application tooling to more than 30,000 electrical and electronic equipment manufacturers and tens of thousands of customers who install and maintain that equipment. The mailing address of AMP's principal executive offices is 470 Friendship Road, Mail Stop 176-048, Harrisburg, Pennsylvania 17111, and its telephone number is (717) 564-0100.

AMP MERGER CORP.

  AMP Merger Corp., a Massachusetts corporation and wholly owned subsidiary of AMP ("Subsidiary"), was incorporated in February 1995 for purposes of the Merger. Subsidiary engages in no other business. The mailing address of Subsidiary's principal executive offices is 470 Friendship Road, Mail Stop 176-048, Harrisburg, Pennsylvania 17111, and its telephone number is (717) 564-0100.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

  The Special Meeting of stockholders of the Company (the "Special Meeting") is scheduled to be held on Friday, June 30, 1995 at 10:00 a.m., local time, in the Auditorium located at the Company's facility at 1011 Pawtucket Boulevard, Lowell, Massachusetts.

PURPOSE

  At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the proposal to approve and adopt the Agreement and Plan of Merger, dated March 10, 1995 (the "Merger Agreement"), among AMP, Subsidiary and the Company, a copy of which is attached as Appendix A to this Proxy Statement-Prospectus.

RECORD DATE

  The Board of Directors of the Company (the "Company Board") has fixed the close of business on May 19, 1995 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 26,715,355 shares of common stock, par value $1.00 per share, of the Company ("Company Common Stock") issued and outstanding.

REQUIRED VOTE

  The affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting is required to approve and adopt the Merger Agreement. As of the Record Date, directors and executive officers of the Company and their affiliates had the right to vote approximately 1.85% of all issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting. See "The Special Meeting--Required Vote."

PROXIES

  Shares of Company Common Stock represented by properly executed proxies received prior to or at the Special Meeting will, unless such proxies shall have been revoked, be voted in accordance with the instructions indicated therein. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR approval and adoption of the Merger Agreement. See "The Special Meeting--Proxies."

                                   THE MERGER

CLOSING; EFFECTIVE TIME

  The closing of the transaction contemplated by the Merger Agreement (the "Closing") will take place on the day which is two business days after the first date on which each of certain conditions to the Merger (as defined below) set forth in the Merger Agreement is satisfied or waived, or at such other time as AMP and the Company agree (the "Closing Date"). The Merger will become effective upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts as required by Massachusetts law (the "Effective Time"). Such filing will be made as soon as practicable on or after the Closing Date. See "The Merger--Closing; Effective Time" and "The Merger-- The Merger Agreement--Conditions to Consummation of the Merger."

FORM OF THE MERGER; MERGER CONSIDERATION

  At the Effective Time, Subsidiary will merge with and into the Company and the Company will survive such merger (the "Merger") as a wholly owned subsidiary of AMP.

  At the Effective Time, each outstanding share of Company Common Stock, other than shares held by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected under the Massachusetts Business Corporation Law (the "MBCL"), will be converted into the right to receive .28 of one share of common stock, no par value per share, of AMP ("AMP Common Stock"), together with any rights attached thereto. Cash will be paid in lieu of fractional shares of AMP Common Stock which would otherwise be issuable as a result of the Merger. All shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP will be cancelled pursuant to the Merger Agreement. See "The Merger--Form of the Merger; Merger Consideration" and "The Merger--The Merger Agreement--Conversion of Shares." As of the date of this Proxy Statement-Prospectus, neither AMP nor any subsidiary of AMP (including Subsidiary) owns any Company Common Stock.

EXCHANGE OF STOCK CERTIFICATES

  As soon as practicable after the Effective Time, The First National Bank of Boston (the "Exchange Agent") will mail transmittal instructions and a form of letter of transmittal to each person who was, at the Effective Time, a holder of record of Company Common Stock. The transmittal instructions will describe the procedures for surrendering certificates that prior to the Merger represented Company Common Stock ("Company Certificates") in exchange for certificates representing AMP Common Stock. COMPANY STOCKHOLDERS SHOULD NOT SUBMIT THEIR COMPANY CERTIFICATES FOR EXCHANGE UNLESS AND UNTIL THEY HAVE RECEIVED THE TRANSMITTAL INSTRUCTIONS AND A FORM OF LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT. See "The Merger--Exchange of Stock Certificates" and "The Merger--The Merger Agreement--Conversion of Shares."

CONDITIONS TO THE MERGER

  The respective obligations of the Company, AMP and Subsidiary to consummate the Merger are subject to the fulfillment or waiver (where permissible) of certain conditions set forth in the Merger Agreement. See "The Merger--The Merger Agreement--Conditions to Consummation of the Merger."

TERMINATION

  The Merger Agreement is subject to termination at the option of either the Company or AMP if the Effective Time has not occurred at or before 11:59 p.m. Boston time on September 1, 1995, and prior to such time upon the occurrence of certain events. The Company is required to pay AMP a fee in the amount of $11 million if it terminates the Merger Agreement under certain circumstances. See "The Merger--The Merger Agreement--Termination and Termination Fee."

RECOMMENDATION OF THE COMPANY BOARD

  The Company Board has approved the Merger Agreement and unanimously recommends that stockholders of the Company vote FOR approval and adoption of the Merger Agreement. The Company Board's recommendation is based upon a number of factors described in this Proxy Statement-Prospectus. See "The Merger--The Company's Reasons for the Merger; Recommendation of the Company Board."

OPINION OF THE FINANCIAL ADVISOR TO THE COMPANY BOARD

  Lazard Freres & Co. LLC, the Company's financial advisor ("Lazard Freres"), has delivered written opinions to the Company Board to the effect that, based upon and subject to the matters set forth in its opinions, as of March 10, 1995 and the date of this Proxy Statement-Prospectus, the consideration to be paid to holders of Company Common Stock in connection with the Merger is fair to such stockholders from a financial point of view. The full text of the Lazard Freres opinion dated the date of this Proxy Statement-Prospectus, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement-Prospectus. Company stockholders are urged to read the Lazard Freres opinion in its entirety. See "The Merger--Opinion of the Company's Financial Advisor."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the Company Board with respect to the Merger Agreement, stockholders should be aware that certain members of Company management and the Company Board have certain interests in the Merger that are in addition to the interests of stockholders of the Company generally. See "The Merger--Interests of Certain Persons in the Merger."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  Consummation of the Merger is conditioned upon the Company's receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Company (the "Skadden Opinion"), to the effect that, among other things, on the basis of facts, representations and qualifications set forth in such opinion which are consistent with the state of facts existing at the Effective Time, for federal income tax purposes the Merger will constitute a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by Company stockholders upon the conversion of their Company Common Stock into AMP Common Stock by reason of the Merger (except with respect to cash received in lieu of a fractional share interest). Company stockholders are urged to consult their tax advisor as to the specific tax consequences to them of the Merger. See "The Merger--Certain Federal Income Tax Consequences of the Merger" and "The Merger--The Merger Agreement--Pooling and Reorganization Treatment." The discussion set forth in the Skadden Opinion may not be applicable to persons who acquired Company Common Stock pursuant to the exercise of employee stock options or rights or otherwise as compensation, nor will the discussion set forth in that opinion address the federal income tax consequences arising from the transactions described in the section of the Proxy Statement-Prospectus entitled "The Merger-- Interests of Certain Persons in the Merger."

ACCOUNTING TREATMENT

  AMP intends to treat the Merger as a "pooling of interests" for accounting and financial reporting purposes. The Company's obligation to consummate the Merger is subject to the condition that the Company shall have received a "pooling letter" from Price Waterhouse LLP, the Company's independent accountants, dated not earlier than five days prior to the Closing Date, to the effect that, subject to customary qualifications, no event has occurred with respect to the Company which would preclude the Merger from being treated as a pooling of interests for accounting purposes. In addition, AMP's obligation to consummate the Merger is subject to the condition that AMP shall have received a "pooling letter" from Arthur Andersen LLP, AMP's independent accountants, dated not earlier than five days prior to the Closing Date, to the effect that, subject to customary qualifications, the Merger will be treated as a pooling of interests for accounting purposes. See "The Merger--Accounting Treatment" and "The Merger--The Merger Agreement--Pooling and Reorganization Treatment."

CERTAIN REGULATORY MATTERS

  Certain federal, state and foreign regulatory requirements must be complied with before the Merger is consummated.

  The Company and AMP's request for early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, was granted and became effective on April 21, 1995. However, at any time before or after the Effective Time, the Federal Trade Commission or the Antitrust Division of the Department of Justice or a private person or entity could seek under the antitrust laws, among other things, to enjoin the Merger. There can be no assurance that a challenge to the Merger will not be made or that, if such a challenge is made, the Company and AMP will prevail. The parties believe that all filings and approvals required by certain foreign jurisdictions with respect to the Merger in advance of the consummation thereof have been made or obtained. See "The Merger--Regulatory Filings and Approvals."

RESALE RESTRICTIONS

  All shares of AMP Common Stock received in connection with the Merger by stockholders of the Company will be freely transferable, except that shares of AMP Common Stock received by persons who are deemed to be "affiliates" (as such term is defined for purposes of Rule 145 under the Securities Act of 1933, as amended) of the Company at the time of the Special Meeting may be resold by such persons only in certain permitted circumstances. See "The Merger-- Restrictions on Sales of Shares by Affiliates."

APPRAISAL RIGHTS

  Under the MBCL, each holder of shares of Company Common Stock will be entitled to object to the Merger and demand payment for such holder's shares of Company Common Stock. See "The Merger--Appraisal Rights" and Appendix C hereto.

                            SELECTED FINANCIAL DATA

  The following table sets forth consolidated selected financial data of the Company for each of the five fiscal years in the period ended October 1, 1994 and for the six month periods ended April 1, 1995 and April 2, 1994, and consolidated selected financial data of AMP for each of the five years in the period ended December 31, 1994 and for the three month periods ended March 31, 1995 and March 31, 1994. The consolidated selected financial data for the annual periods shown below have been extracted from and should be read in conjunction with the audited consolidated financial statements of the Company and AMP, including the notes thereto, which are included in documents incorporated by reference in this Proxy Statement-Prospectus. The consolidated selected financial data for the interim periods shown below have been extracted from and should be read in conjunction with the unaudited quarterly financial statements of the Company and AMP including the notes thereto, which are included in documents incorporated by reference in this Proxy Statement-Prospectus. See "Incorporation By Reference." Such interim financial statements reflect all adjustments (consisting only of normal recurring adjustments) which the managements of the Company and AMP, respectively, consider necessary to present fairly the financial information for such periods.

                           AS OF OR FOR THE
                           MOST RECENT AND
                         CORRESPONDING PRIOR
                         YEAR INTERIM PERIOD        AS OF OR FOR THE FISCAL YEAR ENDED
                         --------------------- ---------------------------------------------
                            1995       1994      1994     1993      1992     1991     1990
                         ----------  --------- -------- --------  -------- -------- --------
                                        (IN MILLIONS EXCEPT PER SHARE DATA)
THE COMPANY (1)
  Net sales............. $    174.6  $   163.0 $  341.6 $  339.9  $  387.8 $  391.4 $  390.5
  Income (loss) from
   continuing
   operations...........       (4.6)       1.2      3.4    (22.5)      8.9     10.2    (33.1)
  Income (loss) from
   continuing operations
   per share............       (.17)       .05      .13     (.92)      .37      .41    (1.36)
  Cash dividends per
   share................         --         --       --       --        --       --       --
  Total assets..........      306.1      320.2    308.6    314.7     327.3    357.3    364.9
  Long-term debt........       67.2       68.0     67.6     68.4      69.1     82.4     88.9
  Stockholders' equity..      120.0      115.8    121.3    107.9     127.9    116.2     89.1
  Stockholders' equity
   per share............       4.53         --     4.69       --        --       --       --
AMP (2)
  Net sales.............   $1,202.8  $   906.1 $4,027.5 $3,450.6  $3,337.1 $3,095.0 $3,043.6
  Net income............      104.8       79.6    369.4    296.6     290.3    259.7    287.1
  Net income per share..        .50        .38     1.76     1.41      1.38     1.23     1.35
  Cash dividends per
   share................        .23        .21      .84      .80       .76      .72      .68
  Total assets..........    4,058.0    3,297.5  3,770.9  3,117.9   3,005.1  3,006.9  2,928.6
  Long-term debt........      232.7      176.1    211.2    131.0      42.9     53.0     61.1
  Shareholders' equity..    2,444.8    2,128.6  2,334.4  2,056.4   1,943.3  1,913.0  1,792.8
  Shareholders' equity
   per share............      11.66        --     11.14       --        --       --       --

- --------
(1) The Company's data is for the six month periods ended April 1, 1995 and April 2, 1994 and the fiscal years ended October 1, 1994, October 2, 1993, October 3, 1992, September 28, 1991 and September 29, 1990. The consolidated selected financial data of the Company should be read in conjunction with Item 1 of the Company's Annual Report on Form 10-K for the year ended October 1, 1994 (the "Company 10-K"), which is incorporated by reference in this Proxy Statement-Prospectus, and Notes 1, 2, 3, 5 and 7 to the Company's consolidated financial statements included in the Company 10-
    K. See "Incorporation By Reference."
(2) AMP's data is for the three month periods ended March 31, 1995 and 1994 and the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990. The per share data of AMP has been adjusted for AMP's 2-for-1 stock split that was effected on March 2, 1995.

 SELECTED COMPARATIVE PER SHARE DATA AND UNAUDITED PRO FORMA COMBINED FINANCIAL
                                      DATA

  The following table sets forth selected historical comparative per share data of the Company and AMP and certain unaudited pro forma combined financial data and the Company equivalent unaudited pro forma combined per share data, at the dates and for the periods indicated. The unaudited pro forma combined financial data give effect to the Merger under the pooling of interests method of accounting. The unaudited pro forma combined financial data and the Company equivalent unaudited pro forma combined per share data are presented for illustrative purposes only and do not purport to be indicative of the operating results or financial position that would have been achieved had the Merger been effected for the periods presented or the results or financial position which may be obtained in the future. The following financial data should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of the Company and AMP included in documents incorporated by reference in this Proxy Statement-Prospectus and the Unaudited Pro Forma Combined Condensed Financial Statements appearing elsewhere in this Proxy Statement-Prospectus. See "Incorporation By Reference" and "Unaudited Pro Forma Combined Condensed Financial Statements."

                                     AS OF OR FOR
                                       THE MOST
                                     RECENT THREE
                                     MONTH INTERIM   AS OF OR FOR THE FISCAL
                                        PERIOD             YEAR ENDED
                                     ------------- ----------------------------
                                         1995        1994     1993      1992
                                     ------------- -------- --------  ---------
                                        (IN MILLIONS EXCEPT PER SHARE DATA)
THE COMPANY--HISTORICAL PER COMPANY
 COMMON SHARE(1):
  Income (loss) from continuing
   operations......................    $    .02    $    .13 $   (.92) $     .37
  Cash dividends...................          --          --       --         --
  Stockholders' equity.............        4.53        4.69       --         --
AMP--HISTORICAL PER AMP COMMON
 SHARE(2):
  Net income.......................    $    .50    $   1.76 $   1.41  $    1.38
  Cash dividends...................         .23         .84      .80        .76
  Shareholders' equity.............       11.66       11.14       --         --
UNAUDITED PRO FORMA COMBINED
 FINANCIAL DATA(3):
  Net sales........................    $1,295.8    $4,369.1 $3,790.5   $3,725.0
  Income from continuing
   operations......................       105.3       373.8    281.1      299.3
  Income from continuing operations
   per share.......................         .48        1.72     1.30       1.37
  Cash dividends per share.........         .22         .81      .77        .74
  Total assets.....................    $4,377.1    $4,092.5 $3,445.6  $ 3,332.4
  Long-term debt...................       299.9       278.8    199.4      112.0
  Shareholders' equity.............     2,604.8     2,495.7       --         --
  Shareholders' equity per share...       12.00       11.51       --         --
THE COMPANY EQUIVALENT UNAUDITED
 PRO FORMA COMBINED PER SHARE
 DATA(4):
  Income from continuing
   operations......................    $    .13    $    .48 $    .36  $     .38
  Cash dividends...................         .06         .23      .22        .21
  Stockholders' equity.............        3.36        3.22       --         --

- --------
(1) The Company's historical per share data is for the three months ended April 1, 1995 and the fiscal years ended October 1, 1994, October 2, 1993 and October 3, 1992.
(2) AMP's historical per share data is for the three months ended March 31, 1995 and the fiscal years ended December 31, 1994, 1993 and 1992. The per share data of AMP has been adjusted for AMP's 2-for-1 stock split that was effected on March 2, 1995.
(3) The unaudited pro forma combined financial data combine the historical results of operations and financial position of the Company for the three months ended April 1, 1995 and the fiscal years ended October 1, 1994, October 2, 1993 and October 3, 1992 with the historical results of operations and financial position of AMP for the three months ended March 31, 1995 and the fiscal years ended December 31, 1994, 1993 and 1992, respectively. The per share data of AMP included in the unaudited pro forma combined financial data has been adjusted for AMP's 2-for-1 stock split that was effected on March 2, 1995.
(4) The Company equivalent unaudited pro forma combined per share amounts are calculated by multiplying the unaudited pro forma combined per share amounts by the exchange rate of .28.

                    COMPARATIVE PER SHARE MARKET PRICE DATA

  Company Common Stock is traded on the New York Stock Exchange, Inc. ("NYSE") and the Boston Stock Exchange Inc. ("BSE") under the symbol "MAI." AMP Common Stock is traded on the NYSE under the symbol "AMP" and is also listed under the symbol "AMP" on the following regional stock exchanges: BSE, Cincinnati Stock Exchange, Chicago Stock Exchange, Inc., Pacific Stock Exchange Incorporated and Philadelphia Stock Exchange, Inc.

  The following table sets forth the closing price per share of Company Common Stock and AMP Common Stock as reported on the NYSE Composite Transaction Reporting System and the equivalent per share price (as explained below) of Company Common Stock on March 9, 1995, the business day preceding public announcement of the Merger, and on May 30, 1995:

                                        COMPANY COMMON AMP COMMON EQUIVALENT PER
                                            STOCK        STOCK     SHARE PRICE
                                        -------------- ---------- --------------
March 9, 1995..........................     $ 7.00      $ 38.00      $ 10.64
May 30, 1995...........................     $11.25      $41.125      $11.515

  The equivalent per share price of a share of Company Common Stock represents the closing price of a share of AMP Common Stock on such date multiplied by the exchange rate of .28 of one share of AMP Common Stock for each outstanding share of Company Common Stock.

  BECAUSE THE MARKET PRICE OF AMP COMMON STOCK THAT HOLDERS OF COMPANY COMMON STOCK WILL RECEIVE IN THE MERGER MAY INCREASE OR DECREASE PRIOR TO THE MERGER, STOCKHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

  The Special Meeting is scheduled to be held on Friday, June 30, 1995 at 10:00 a.m., local time, in the Auditorium located at the Company's facility at 1011 Pawtucket Boulevard, Lowell, Massachusetts.

PURPOSE OF THE SPECIAL MEETING

  At the Special Meeting, the holders of Company Common Stock will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement, pursuant to which, among other things, Subsidiary will merge with and into the Company and the Company will survive the Merger as a wholly owned subsidiary of AMP. Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Company Common Stock (other than shares held by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected under the
MBCL) will be converted into the right to receive .28 of one share of AMP Common Stock, together with any rights attached thereto. Company stockholders will receive cash in lieu of any fractional shares of AMP Common Stock which would otherwise be issuable as a result of the Merger. Shares of Company Common Stock held by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP at the Effective Time will be cancelled pursuant to the Merger Agreement. As of the date of this Proxy Statement-Prospectus, neither AMP nor any subsidiary of AMP (including Subsidiary) owns any Company Common Stock.

RECORD DATE

  The Company Board has fixed the close of business on May 19, 1995 as the record date (the "Record Date") for the determination of holders of Company Common Stock entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 26,715,355 shares of Company Common Stock issued and outstanding and held by approximately 6,896 holders of record.

REQUIRED VOTE

  A majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting must be present, either in person or by proxy, to constitute a quorum at the Special Meeting. Under the MBCL, the affirmative vote of at least two-thirds of the shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting is required to approve and adopt the Merger Agreement. As of the Record Date, directors and executive officers of the Company and their affiliates had the right to vote approximately 1.85% of all issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting. Such persons have indicated to the Company that they intend to vote all of such shares in favor of approval and adoption of the Merger Agreement. Holders of record of Company Common Stock on the Record Date are entitled to one vote per share on each proposal to be presented to stockholders at the Special Meeting.

PROXIES

  All shares of Company Common Stock represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies which do not contain voting instructions will be voted FOR approval and adoption of the Merger Agreement. Stockholders are urged to mark the box on the proxy to indicate how their shares are to be voted.

  If an executed proxy is returned and the stockholder has abstained from voting on approval and adoption of the Merger Agreement, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of approval and adoption of the Merger Agreement. If an executed proxy is returned by a broker holding shares of Company Common Stock in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on any matter (a so-called "broker non-vote"), such shares will be considered present at the meeting for purposes of determining the presence of a quorum and of calculating the vote, but will not be considered to have been voted in favor of approval and adoption of the Merger Agreement. Because the Merger requires the affirmative vote of at least two-thirds of the shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting, abstentions and broker non-votes will have the same effect as a vote against approval and adoption of the Merger Agreement.

  It is not expected that any matter other than those referred to herein will be brought before the Special Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy.

  Any Company stockholder who executes and returns a proxy may revoke such proxy at any time before it is voted by (i) notifying in writing the Secretary of the Company at 100 Chelmsford Street, P.O. Box 3294, Lowell, Massachusetts 01853-3294, (ii) granting a subsequent proxy or (iii) appearing in person and voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

  The expenses incurred in connection with the printing and mailing of this Proxy Statement-Prospectus will be shared equally by the Company and AMP. The Company has retained Corporate Investor Communications, Inc. at an estimated cost of $6,500.00 plus reimbursement of expenses, to assist in the solicitation of proxies by telephone. The Company and Corporate Investor Communications, Inc. will also request banks, brokers, and other intermediaries holding shares beneficially owned by others to send this Proxy Statement-Prospectus to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

  STOCKHOLDERS SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH THEIR PROXIES. A TRANSMITTAL FORM WITH INSTRUCTIONS FOR THE SURRENDER OF STOCK CERTIFICATES FOR COMPANY COMMON STOCK WILL BE MAILED AS SOON AS PRACTICABLE AFTER THE EFFECTIVE TIME OF THE MERGER.

                                   THE MERGER

  THIS SECTION OF THE PROXY STATEMENT-PROSPECTUS DESCRIBES CERTAIN ASPECTS OF THE PROPOSED MERGER, INCLUDING THE MERGER AGREEMENT. TO THE EXTENT THAT IT RELATES TO THE MERGER AGREEMENT, THE FOLLOWING DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT-PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. WHILE THE COMPANY BELIEVES THAT SUCH DESCRIPTION COVERS THE MATERIAL TERMS OF THE MERGER AGREEMENT, ALL STOCKHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY.

BACKGROUND OF THE MERGER

  On January 11, 1995, Harold McInnes, retired Chairman and Chief Executive Officer of AMP and a member of AMP's Board of Directors, contacted Dr. Thomas
A. Vanderslice, Chairman of the Board, President and Chief Executive Officer of the Company, to inquire whether Dr. Vanderslice would be interested in meeting with senior members of AMP's management to discuss AMP's interest in exploring the possibility of a mutually acceptable business combination transaction between the companies.

  On January 17, 1995, Dr. Vanderslice and Larry L. Mihalchik, Senior Vice President and Chief Financial Officer of the Company, met with Mr. McInnes and William J. Hudson, Chief Executive Officer and President of AMP. After Mr. Hudson, on the one hand, and Dr. Vanderslice and Mr. Mihalchik, on the other hand, had given brief presentations about their respective companies, Mr. Hudson indicated that a strategic alliance of some sort with the Company appeared to be attractive to AMP. Dr. Vanderslice stated that while the Company was not for sale at that time, he would be willing to afford AMP an opportunity to conduct certain due diligence with respect to the Company, subject to appropriate non-disclosure and standstill arrangements, if that process was likely to result in AMP being prepared to submit a proposal for the consideration of the Company's management and the Company Board that reflected the long-term prospects of the Company and was in the best interests of the Company and its stockholders.

  Over the next several days, representatives of the Company and AMP discussed the mechanics of AMP's proposed due diligence process. On January 23, 1995, the Company and AMP entered into a letter agreement which provides, among other things, that each party will maintain the confidentiality of any non-public information obtained from the other party for a period of three years from the date of the agreement, and that, for a period of eighteen months from the date of the agreement, AMP will not purchase, or propose any transaction involving, any securities of the Company, or assist or encourage any third party in doing the same, without the prior consent of the Company.

  Beginning on January 30, 1995, representatives of AMP began their due diligence review of the Company, which involved reviewing written material provided by the Company, including financial forecasts for the Company, touring certain of the Company's facilities and meeting with various members of the Company's management.

  On February 6, 1995, representatives of AMP and the Company discussed the circumstances under which AMP would be willing to submit a definitive proposal to the Company's management for its consideration on February 10, 1995, even though its due diligence review would not be completed by that date. On February 7, 1995, the Company Board held a telephonic meeting at which Dr. Vanderslice and Mr. Mihalchik summarized the discussions with AMP to date. The Company Board concluded at that meeting that while the Company was not for sale at that time, the Company Board would be willing to invite AMP to submit a proposal for its consideration that reflected the long-term prospects of the Company (which the Company Board viewed as involving the continued transformation of the Company from one dependent on defense business to one serving the commercial markets which continued transformation, along with operational improvements, would result in higher levels of sales and earnings) and that did not subject the Company to any significant risk of non-completion. The Company Board then instructed management to continue discussions with AMP, with a view to determining whether AMP would be prepared to submit a proposal satisfying those criteria for the Company Board's consideration later in the week.

  On February 7, 1995, representatives of the Company contacted representatives of Lazard Freres & Co. LLC ("Lazard Freres") to inquire whether Lazard Freres would be available to advise the Company Board in connection with its evaluation of any proposal that AMP might submit.

  As a result of further discussions between representatives of the Company and AMP on February 8 and 9, 1995, the parties agreed that AMP would not be in a position to submit a proposal to the Company which met the Company Board's criteria described above until it had completed its due diligence process. On February 9, 1995, the Company Board held a telephonic meeting at which Dr. Vanderslice and Mr. Mihalchik informed the Company Board that AMP was not prepared to submit a proposal for its consideration at that time. They reported that representatives of AMP had indicated a continuing interest in exploring the possibility of a mutually acceptable transaction with the Company, and the Company Board agreed to continuing discussions with AMP to that end.

  The Company Board met again informally on February 14, 1995 to discuss the status of the discussions with AMP. Members of the Board reiterated their concern that any proposal that might be submitted by AMP should reflect the long-term prospects of the Company and should not subject the Company to any significant risk of non-completion.

  On February 15, 1995, representatives of AMP communicated to representatives of the Company their additional due diligence concerns and their plan for investigating those matters.

  On February 16, 1995, representatives of the Company met with representatives of Lazard Freres to confirm the engagement of Lazard Freres to advise the Company Board in connection with its evaluation of any proposal that might be submitted by AMP.

  AMP's due diligence activities resumed on February 20, 1995 and continued through March 8, 1995. These activities included AMP's review of additional written material provided by the Company, presentations by representatives of the Company to representatives of AMP, their independent accountants and investment bankers, interviews with other members of the Company's management and additional tours of various Company facilities.

  On March 2, 1995, representatives of Lazard Freres met with representatives of AMP and its investment bankers to conduct certain due diligence with respect to AMP and its business.

  On March 3, 1995, the Company Board held a telephonic meeting at which Dr. Vanderslice and Mr. Mihalchik summarized the status of AMP's continuing due diligence efforts. Dr. Vanderslice advised the Company Board that representatives of AMP had indicated earlier that day that AMP would be prepared, subject to completion of its due diligence efforts, to submit a transaction proposal to the Company's management on March 8, 1995. He stated that AMP's preference, in this regard, would be for the two parties to have arrived at a tentative resolution of all potential non-price issues prior to that date, allowing the parties to focus on arriving at a mutually agreeable price and conclude negotiations in a timely manner. The Company Board concurred with the proposed schedule and authorized the Company's representatives to proceed on the basis outlined by AMP's representatives.

  On March 4, 1995, the Company's legal representatives submitted to AMP and its legal representatives the Company's comments on the initial draft of the Merger Agreement previously circulated by AMP's legal representatives. On March 6, 1995, AMP's legal representatives circulated a revised draft of the Merger Agreement. In this revised draft AMP accepted certain of the Company's comments but rejected others, reflecting continuing disagreement between the parties on certain issues, including the Company's ability to respond to unsolicited third party proposals, the conditions to closing of the transaction and AMP's entitlement to payments in the event of the termination of the agreement under certain circumstances.

  On March 8, 1995, a representative of AMP informed Mr. Mihalchik that AMP would be interested in submitting a proposal to acquire the Company in a stock-for-stock transaction in which the Company's stockholders would receive shares of AMP Common Stock having a value of $10.00 per share of Company Common Stock. Discussions between the parties and between their respective financial advisors concerning AMP's proposal continued throughout the day. In the evening of March 8, Dr. Vanderslice and Mr. Mihalchik conducted a telephonic meeting with Mr. Hudson, James E. Marley, Chairman of the Board of AMP, and Robert Ripp, Vice President and Chief Financial Officer of AMP, to discuss AMP's proposal. In the course of those discussions, the participants negotiated and agreed to a fixed ratio of .28 of one share of AMP Common Stock for each share of Company Common Stock. It was understood that reaching a definitive Merger Agreement containing the agreed-upon exchange ratio was contingent upon the resolution of certain other issues reflected in the revised draft of the Merger Agreement.

  On March 9, 1995, the parties entered into negotiations with respect to the remaining issues. A meeting of the Company Board was convened during the afternoon of March 9, 1995, at which the Board was informed of AMP's proposal. In the course of its discussions, the Board received presentations from Lazard Freres with respect to its financial analysis of the proposal and from the Company's independent accountants regarding the impact of certain events with respect to the Company on the pooling of interests method of accounting for the Merger, and was briefed by the Company's legal representatives with respect to the terms of the draft Merger Agreement and the remaining unresolved issues relating to the Company's ability to respond to unsolicited third party proposals and the conditions to closing the transaction. The Company Board indicated that it was not prepared to approve the transaction until those issues were resolved to its satisfaction, and the Company Board adjourned that evening without having taken any formal action on AMP's proposal.

  Representatives of the Company and AMP then resumed continuous negotiations which resulted in an agreement in principle as to all remaining issues in the early morning of March 10, 1995. At 6:00 a.m. on

March 10, 1995, the meeting of the Company Board was reconvened (with two directors absent). The Board was briefed by its legal representatives on the resolution of all open issues and, by the unanimous vote of the directors present at the meeting, the Company Board approved the terms of the Merger Agreement.

THE COMPANY'S REASONS FOR THE MERGER; RECOMMENDATION OF THE COMPANY BOARD

  The Company Board has determined the Merger to be fair to and in the best interests of the Company and its stockholders. Accordingly, the Company Board has approved the Merger Agreement and unanimously recommends that the stockholders of the Company vote for approval and adoption of the Merger Agreement.

  In reaching this determination, the Company Board considered, without assigning relative weights to, a variety of factors, including, among other things: (i) information relating to the business, assets, management, competitive position and prospects of the Company and AMP, including the prospects of the Company if it were to continue as an independent company; (ii) recent market prices of Company Common Stock as well as market prices of Company Common Stock during the past several years; (iii) the net book value per share of Company Common Stock from time to time; (iv) the going concern value of the Company; (v) dividend payment histories with respect to AMP Common Stock and Company Common Stock; (vi) the increased need of the Company for capital resources to remain competitive and the improved access to capital markets which will result from the Merger and enable those needs to be met;
(vii) the terms of the Merger Agreement; (viii) the opinion of Lazard Freres that the consideration to be paid to the Company's common stockholders pursuant to the Merger is fair to such stockholders from a financial point of view; (ix) the structure of the Merger which generally will permit holders of Company Common Stock to have their shares converted into AMP Common Stock on a "tax-free" basis; and (x) significant enhancement of the strategic and market position of the combined companies beyond that achievable by the Company alone.

  THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

AMP'S REASONS FOR THE MERGER

  AMP believes that the Merger will enhance AMP's strategic presence in the market for advanced wireless components by providing it with access to a broad range of wireless products, as well as manufacturing and engineering capabilities in this field. In addition, the Company's radio frequency connectors and antenna and cable products will broaden AMP's terminal and connector business. These additional product offerings will enable AMP to offer a broader range of product solutions to the combined customer base of AMP and the Company.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

  Lazard Freres has delivered written opinions to the Company Board to the effect that, based upon and subject to the matters set forth in its opinions, as of March 10, 1995 and the date of this Proxy Statement-Prospectus, the consideration to be paid to the Company's common stockholders in connection with the proposed Merger is fair to such stockholders from a financial point of view.

  THE FULL TEXT OF THE OPINION OF LAZARD FRERES DATED AS OF THE DATE OF THIS PROXY STATEMENT-PROSPECTUS, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT-PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. COMPANY STOCKHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. While the Company believes that the summary of the opinion of Lazard Freres set forth in this Proxy Statement-Prospectus covers the material terms of the opinion of Lazard Freres, such summary does not purport to be complete and is qualified in its entirety by reference to the full text of such opinion. The opinion of Lazard Freres is not intended to be, and does not constitute, a recommendation to any stockholder of the Company as to how such stockholder should vote at the Special Meeting.

  In rendering its opinion to the Company Board, Lazard Freres, among other things: (i) reviewed and analyzed the financial terms of the Merger Agreement;
(ii) reviewed certain publicly available business and financial information relating to the Company and AMP; (iii) reviewed certain other information, including financial forecasts and other data provided to Lazard Freres by the Company, relating to businesses of the Company; (iv) held discussions with members of the senior managements of the Company and AMP with respect to the businesses and prospects of the Company and AMP, respectively, the strategic objectives of each, and possible benefits which might be realized following the Merger; (v) reviewed the pro forma impact of the Merger on AMP's financial results and financial condition; (vi) considered certain financial and stock market data for the Company and AMP, and compared that data with similar data for other publicly held companies in lines of businesses believed by Lazard Freres to be generally comparable to those of the Company and AMP, respectively; (vii) considered the financial terms of certain business combinations involving companies in lines of businesses believed by Lazard Freres to be generally comparable to those of the Company and AMP, respectively; (viii) reviewed the historical stock prices and trading volumes of Company Common Stock and AMP Common Stock; and (ix) conducted such other financial studies, analyses and investigations as Lazard Freres deemed appropriate.

  In connection with its review, Lazard Freres relied upon the accuracy and completeness of the financial and other information reviewed by it and did not assume any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or AMP. With respect to the financial forecasts provided to it by the Company, Lazard Freres assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of Company management as to the future financial performance of the Company on a stand-alone basis and after giving effect to the Merger. In rendering its opinion, Lazard Freres assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based. Lazard Freres noted that, although it had had discussions with the senior management of AMP with respect to the businesses and prospects of AMP including with respect to revenue and net income growth for five years, Lazard Freres had not been furnished with written financial forecasts of AMP. However, Lazard Freres believed that, notwithstanding the absence of written financial forecasts of AMP, in the course of its review Lazard Freres obtained sufficient information regarding the business and prospects of AMP for the purpose of rendering its opinion. Lazard Freres' opinion was based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard Freres on, the date of its opinion.

  In rendering its opinion, Lazard Freres assumed that the transaction contemplated by the Merger Agreement will be consummated on the terms described in the Merger Agreement, without any waiver of or modification to any of the material terms or conditions thereof by the Company, and that obtaining any necessary regulatory approvals for the transaction will not have an adverse effect on the Company or AMP. Lazard Freres noted that it had not been requested to contact, and had not contacted, any third parties concerning their potential interest in the Company and, accordingly, Lazard Freres' opinion was not based on the results of any such effort.

  The following is a summary of the presentation made by Lazard Freres at a meeting of the Company Board on March 9, 1995 in connection with providing its opinion to the Company Board.

  Lazard Freres summarized the proposed transaction, whereby each outstanding share of Company Common Stock would be converted into .28 of one share of AMP Common Stock (which translated into $10.54 per share of Company Common Stock based on the previous day's closing price of $37.625 per share of AMP Common Stock), noting that the exchange ratio is fixed. Therefore, the value of the consideration will change as the per share price of AMP Common Stock changes.

  Next, Lazard Freres briefly summarized the financial terms of the draft Merger Agreement and provided a business and financial overview of AMP. Lazard Freres then described the financial analyses it performed in reaching its opinion, a summary of which is set forth below.

  Company Trading Analysis. Lazard Freres reviewed and compared certain actual and estimated financial, operating and stock market information for the Company, AMP and companies in lines of business believed by Lazard Freres to be generally comparable to those of the Company. Lazard Freres stated that the Company's market capitalization of $233 million (based on the previous day's closing price of $7.00 per share of Company Common Stock and taking into account the Company's outstanding debt net of cash) represented 0.68x 1994 sales, 0.64x estimated 1995 sales, 6.2x 1994 earnings before interest, taxes, depreciation and amortization ("EBITDA") and 6.1x estimated 1995 EBITDA, while the Company Common Stock was trading at 10.1x estimated 1996 earnings per share. Lazard Freres did not utilize estimated 1995 earnings per share in this review because the Company's estimated 1995 net income was approximately break-even.

  Based on the March 8, 1995 closing price of $37.625 per share of AMP Common Stock and taking into account AMP's outstanding debt net of cash, Lazard Freres calculated AMP's market capitalization at $8.2 billion, which represented 2.1x 1994 sales, 1.8x estimated 1995 sales, 8.9x 1994 EBITDA and 7.8x estimated 1995 EBITDA. Lazard Freres also indicated that AMP Common Stock was trading at 18.2x estimated 1995 earnings per share and 16.3x estimated 1996 earnings per share.

  Lazard Freres believed that, although there were no public companies with precisely the same mix of businesses and financial condition as the Company, the most relevant comparable companies to the Company were: Advanced Micro Devices, Alpha Industries, Inc., Analog Devices, Inc. and National Semiconductor Corporation ("Semiconductor Companies") in the semiconductor and integrated circuit lines of business and Amphenol Corporation, Augat Inc., Hubbell Incorporated, Molex Incorporated and Thomas & Betts Corporation ("Electronic Components Companies") in the connector and electronic component line of business. Lazard Freres' analysis indicated that (i) the market capitalization of the Semiconductor Companies as a multiple of 1994 sales ranged from .80x to 2.5x, as a multiple of estimated 1995 sales ranged from
 .78x to 1.3x, as a multiple of 1994 EBITDA ranged from 3.9x to 11.7x and as a multiple of estimated 1995 EBITDA ranged from 3.7x to 8.9x, and (ii) the public trading market price per share of the Semiconductor Companies as a multiple of 1994 earnings per share ranged from 9.0x to 26.6x, as a multiple of estimated 1995 earnings per share ranged from 8.5x to 17.8x and as a multiple of estimated 1996 earnings per share ranged from 7.0x to 15.9x. In the case of the Electronic Component Companies, (i) market capitalization as a multiple of 1994 sales ranged from 0.69x to 2.7x, as a multiple of estimated 1995 sales ranged from 0.66x to 2.4x, as a multiple of 1994 EBITDA ranged from 5.9x to 12.2x and as a multiple of estimated 1995 EBITDA ranged from 5.4x to 11.6x and (ii) the public trading market price per share of the Electronic Components Companies as a multiple of 1994 earnings per share ranged from 12.6x to 33.1x, as a multiple of estimated 1995 earnings per share ranged from 11.5x to 29.8x and as a multiple of estimated 1996 earnings per share ranged from 10.3x to 23.7x.

  Lazard Freres indicated that, based on the proposed exchange ratio of .28 (which translated into $10.54 per share of Company Common Stock based on the closing price of $37.625 per share of AMP Common Stock on March 8, 1995, the day immediately preceding the Company Board meeting), AMP was paying a total value of $363 million for the Company which represented 1.1x 1994 sales, 9.6x 1994 EBITDA and 27.7x 1994 earnings before interest and taxes, and noted that $10.54 was also 15.7x the Company's estimated 1996 earnings per share.

  Selected Transactions Analysis. Lazard Freres reviewed certain publicly available information on announced sale transactions of electronic components and equipment businesses since April 1987 and reviewed in particular certain publicly available information on eight transactions. However, Lazard Freres noted that the reasons for, and circumstances surrounding, each of the transactions analyzed were diverse and the characteristics of the companies involved were not particularly comparable to those of the Merger.

  This analysis showed that the aggregate consideration paid in the eight transactions reviewed represented a multiple of between 0.8x and 1.7x latest twelve months net sales of the acquired business and a multiple of between 9.9x and 18.5x latest twelve months earnings before interest and taxes. Lazard Freres indicated that the total value of $363 million for the Company being paid by AMP (based on the proposed exchange rate as outlined above) represented 1.1x latest twelve months sales and 49.1x latest twelve months earnings before interest and taxes.

  Discounted Cash Flow Analysis. Based upon forecasts prepared by the management of the Company, Lazard Freres performed an analysis of the net present value of the future cash flows of the Company's businesses. In conducting this analysis, Lazard Freres assumed discount rates ranging from 15.0% to 20.0% and terminal value multiples ranging from 7x to 9x EBITDA. Lazard Freres indicated that it believed that a new equity investor in the Company would probably require an annual return of 20% or more. This analysis indicated, based upon management estimates and using the discount rates and terminal values noted above, a discounted cash flow valuation of between $9.73 and $15.34 per share of Company Common Stock.

  Pro Forma Merger Analysis. Lazard Freres analyzed the pro forma impact of the consummation of the Merger on the earnings per share and financial condition of AMP, and compared such results to earnings per share and balance sheet ratios on a stand-alone basis for AMP. Such analyses estimated that, with an exchange rate of .28, holders of AMP Common Stock would incur no dilution of earnings per share in 1996.

  Hypothetical Break-Up Analysis. Lazard Freres performed an analysis of the hypothetical, pre-tax break-up value per share of Company Common Stock by valuing each of the Company's business units at multiples it deemed appropriate using historical financial information and the forecasts provided by the Company. Lazard Freres added to this estimated value of the Company's total operations the estimated value of the Company's other assets and subtracted the estimated value of the Company's liabilities. This resulted in a pre-tax value per share of Company Common Stock of $9.27 to $12.01. Lazard Freres noted that this valuation was before the impact of taxes on any asset sales.

  Other Analyses. Lazard Freres indicated that AMP was paying a 51% premium over the closing price per share of Company Common Stock on March 8, 1995, the day immediately preceding the Company Board meeting. In addition, Lazard Freres stated that, although the Company does not currently pay a dividend, based on the exchange rate of .28 and AMP's indicated annual dividend of $0.92, each share of Company Common Stock converted into AMP Common Stock would receive a $0.26 annual dividend.

  Special Considerations. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above without considering the analyses as a whole could create an incomplete or misleading view of the process underlying the opinion of Lazard Freres. No company or transaction used in the above analysis as a comparison is identical to the Company or AMP or the transaction contemplated by the Merger Agreement. The analyses were prepared solely for purposes of Lazard Freres providing its opinion as to the fairness of the Merger consideration to the stockholders of the Company from a financial point of view and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which may be significantly more or less favorable than as set forth in these analyses. Similarly, any estimate of values or forecast of future results contained in the analyses is not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses.

  In performing its analyses, Lazard Freres made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. Future results or actual values may be materially different from those forecasts or estimates contained in the analyses. As described above, Lazard Freres' opinion was one of several factors taken into consideration by the Company Board in making its determination to approve the Merger Agreement. While the Company believes that the foregoing summary covers the material aspects of the analyses performed by Lazard Freres, the foregoing summary does not purport to be a complete description of such analyses and is qualified in its entirety by reference to the written opinion of Lazard Freres set forth in Appendix B.

  Lazard Freres is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. The Company Board selected Lazard Freres to act as its financial advisor on the basis of Lazard Freres' expertise and its reputation in investment banking and mergers and acquisitions.

  In connection with Lazard Freres' services as financial advisor to the Company, the Company has paid Lazard Freres a fee of $500,000 and has agreed to pay Lazard Freres an additional $1,750,000 upon consummation of the Merger. The Company has also agreed to reimburse Lazard Freres for its reasonable out-of-pocket expenses, including, but not limited to, fees and expenses of its counsel, such out-of-pocket expenses not to exceed $50,000. The Company has agreed to indemnify Lazard Freres and certain related parties against certain liabilities, including liabilities arising under the federal securities laws.

CLOSING; EFFECTIVE TIME

  The closing of the transaction contemplated by the Merger Agreement (the "Closing") will take place on the day which is two business days after the first date on which each of certain conditions to Closing set forth in the Merger Agreement is satisfied or waived, or at such other time as the Company and AMP agree (the "Closing Date"). The Merger will become effective, and the Effective Time will occur, upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts as required by Massachusetts law. Such filing will be made as soon as practicable on or after the Closing Date.

FORM OF THE MERGER; MERGER CONSIDERATION

  At the Effective Time, Subsidiary will merge with and into the Company, and Subsidiary will cease to exist as a separate corporation. The Company will be the surviving corporation in the Merger and will continue as a wholly owned subsidiary of AMP.

  At the Effective Time, each outstanding share of Company Common Stock, other than shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected under the MBCL, will be converted into the right to receive .28 (the "Exchange Rate") of one share of AMP Common Stock. No certificates for fractional shares of AMP Common Stock will be issued in the Merger. Each holder of Company Common Stock who would otherwise have been entitled to a fraction of a share of AMP Common Stock upon surrender for exchange of certificates that prior to the Merger represented Company Common Stock ("Company Certificates") will, upon surrender of Company Certificates, be entitled to receive a cash payment in lieu of such fractional share of AMP Common Stock in an amount equal to such fraction multiplied by the average of the per share closing prices on the NYSE of AMP Common Stock as reported in the NYSE Composite Transactions for the twenty consecutive trading days ending on the fifth business day prior to the Closing Date as reported in the Wall Street Journal. All shares of Company Common Stock owned at the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP will not be so converted and will be cancelled pursuant to the Merger Agreement. As of the date of this Proxy Statement-Prospectus, neither AMP nor any subsidiary of AMP (including Subsidiary) owns any Company Common Stock.

  A description of the relative rights, privileges and preferences of the AMP Common Stock, including certain material differences between the rights of holders of Company Common Stock and AMP Common Stock, is set forth under "Comparison of Rights of Holders of Company Common Stock and AMP Common Stock".

EXCHANGE OF STOCK CERTIFICATES

  As soon as practicable after the Effective Time, The First National Bank of Boston (the "Exchange Agent") will mail transmittal instructions and a form of letter of transmittal to each person who was, at the Effective Time, a holder of record of Company Common Stock. The transmittal instructions will describe the procedures for surrendering Company Certificates in exchange for certificates representing AMP Common Stock ("AMP Certificates"). STOCKHOLDERS SHOULD NOT SUBMIT THEIR COMPANY CERTIFICATES FOR EXCHANGE UNLESS AND UNTIL THEY HAVE RECEIVED THE TRANSMITTAL INSTRUCTIONS AND A FORM OF LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT.

  When a holder of Company Common Stock delivers his or her Company Certificates to the Exchange Agent along with a properly executed letter of transmittal and any other required documents, such Company Certificates will be cancelled and the stockholder will receive AMP Certificates representing the number of full shares of AMP Common Stock to which such holder is entitled under the Merger Agreement and payment in cash in lieu of any fractional shares of AMP Common Stock which would have been otherwise issuable to such stockholder as a result of the Merger. If any AMP Certificate is to be issued in a name other than that in which the corresponding Company Certificate is registered, it is a condition to the exchange of the Company Certificate that the holder of such certificate comply with applicable transfer requirements and pay any applicable transfer or other taxes.

  HOLDERS OF COMPANY COMMON STOCK WILL NOT BE ENTITLED TO RECEIVE ANY DIVIDENDS OR OTHER DISTRIBUTIONS ON THE AMP COMMON STOCK UNTIL THE MERGER HAS BEEN CONSUMMATED AND THEY HAVE SURRENDERED THEIR COMPANY CERTIFICATES IN EXCHANGE FOR AMP CERTIFICATES. Subject to applicable laws, such dividends and distributions, if any, which have a record date on or after the Effective Time and a payment date prior to surrender will be paid upon surrender of the stockholder's Company Certificates, and such dividends and distributions, if any, which have a record date on or after the Effective Time and a payment date subsequent to such surrender will be paid at the appropriate payment date following surrender of the stockholder's Company Certificates.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the Company Board with respect to the Merger Agreement and the transaction contemplated thereby, stockholders should be aware that certain members of the Company's management and the Company Board have certain interests in the Merger that are in addition to the interests of stockholders of the Company generally. The Company Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transaction contemplated thereby. As of the date of this Proxy Statement-Prospectus, the Company's executive officers are as follows:
Robert H. Glaudel (Senior Vice President, Human Resources), Charles D. Kissner (Vice President and General Manager, Microelectronics Division), Peter L. Manno (Vice President, Sales and Marketing), Mr. Mihalchik, Peter J. Rice (Vice President, Chief Accounting Officer and Controller) and Dr. Vanderslice.

  Restricted Shares. The Company has outstanding shares of Company Common Stock that are subject to restrictions on transfer and risk of forfeiture ("Restricted Shares") which were previously granted to certain employees under the M/A-COM, Inc. Long Term Incentive Plan (as amended, the "LTIP") and the M/A-COM, Inc. 1990 Restricted Treasury Stock Plan (the "RTSP"). In addition, the Company has outstanding unawarded share allocations of Company Common Stock that were granted to certain employees under the RTSP ("Unawarded Shares"). Pursuant to "change in control" or similar provisions in such plans (which will be triggered by the Merger), simultaneously at the Effective Time, (i) all unvested Restricted Shares and Unawarded Shares will automatically vest and all restrictions thereon will lapse and (ii) all such Restricted Shares and Unawarded Shares will be converted into the right to receive a number of shares of AMP Common Stock determined by multiplying the number of such Restricted Shares and Unawarded Shares by the Exchange Rate. See "The Merger--The Merger Agreement--Conversion of Shares." As of May 19, 1995, Messrs. Glaudel, Kissner, Manno and Rice and Dr. Vanderslice held 25,000, 15,000, 50,000, 12,500 and 241,834 Restricted Shares, respectively. As of such date, Messrs. Kissner, Manno, Mihalchik, and Rice and Dr. Vanderslice held 85,000, 50,000, 100,000, 12,500 and 125,000 Unawarded Shares, respectively.

  Stock Options. The Company maintains a number of stock option plans. Pursuant to "equitable adjustment" and "Change of Control" provisions contained in such plans (which will be triggered by the Merger), at the Effective Time, each option to purchase one share of Company Common Stock (a "Company

Option") then outstanding (i) will be converted into an option to acquire .28 of one share of AMP Common Stock at an exercise price per share determined by dividing the exercise price of the Company Option by .28 and (ii) to the extent not then exercisable, will become fully vested and exercisable for the 30-day period immediately following the Effective Time (after which period such Company Option will revert to its prior status with respect to vesting). All Company Options will, in all other respects, remain outstanding pursuant to their terms and conditions as in effect at the Effective Time. See "The Merger--The Merger Agreement--Conversion of Shares" and "The Merger--The Merger Agreement--Certain Benefits." As of May 19, 1995, 1,145,995 fully vested Company Options were held by the directors and executive officers of the Company, of which 69,995, 15,000 and 1,000,000 Company Options were held by Messrs. Glaudel and Rice and Dr. Vanderslice, respectively. As of such date, the average exercise price of the options held by Messrs. Glaudel and Rice and Dr. Vanderslice was $5.69, $4.81 and $5.69 per share of Company Common Stock, respectively.

  Severance Agreements. The Company has entered into severance agreements with Messrs. Glaudel, Kissner and Mihalchik and Dr. Vanderslice which provide that upon, among other things, a "Change of Control" (which, as defined in such agreements, includes the Merger), the executive has the option, exercisable for a period of one year from the date of the Change of Control, to terminate the agreement and receive from the Company compensation equal to such executive's annual base salary then in effect. Assuming all such executive officers exercise their option to terminate employment in a manner resulting in payment of benefits under such agreements as of the Effective Time, approximately $149,000, $200,000, $210,000 and $485,000 would be payable to Messrs. Glaudel,
Kissner and Mihalchik and Dr. Vanderslice, respectively.

  Retirement Benefits. The M/A-COM, Inc. Retirement Plan for Directors (as amended, the "Retirement Plan") provides for the payment to retiring non-employee directors of the Company of an annual lifetime retirement benefit equal to the director's annual retainer fee (or a portion thereof for directors who retire prior to age 65 without having actively served as a director for at least five years). Benefits provided to directors under the Retirement Plan become fully vested upon the earliest of (i) completion of five years of service as a director of the Company, (ii) death or total disability while serving as a director of the Company, (iii) attainment of the age of 65 or (iv) the occurence of a "Change in Control" (which, as defined in the Retirement Plan, includes the Merger). Pursuant to the Retirement Plan, if a participant's service as a director of the Company terminates within three years following a Change in Control, at the participant's option the present value of the participant's retirement benefits under the Retirement Plan will be paid in a lump sum as soon as practicable following such termination. Assuming consummation of the Merger and termination of service of the members of the Company Board on June 30, 1995, Directors Fink, La Blanc, Meindl, Morton, Pettit, Pounds and Tsongas would become entitled to receive lump sum payments equal to approximately $149,658, $115,694, $125,976, $149,320, $163,260,
$155,016, and $62,766, respectively.

  Under the M/A-COM, Inc. 1992 Supplemental Executive Retirement Plan (the "SERP"), participants are generally eligible to receive, if retirement occurs at age 65, an annual benefit on a straight life annuity basis equal to 70% of their average annual cash compensation for the three highest of their last ten years of employment with the Company, offset by 100% of any retirement benefits provided by certain other sources, including, among others, Social Security, prior employers and certain other Company plans. Upon occurrence of a "Change of Control" (which, as defined in the SERP, includes the Merger) the benefits under the SERP become fully vested. Assuming consummation of the Merger on June 30, 1995, such vesting would provide each of Messrs. Glaudel, Kissner, Manno, Mihalchik and Rice with an incremental benefit having an aggregate net present value equal to approximately $181,118, $161,502, $188,832, $213,999, and
$47,861, respectively.

  The Company has entered into deferment agreements ("Deferment Agreements") with two Company directors, E. James Morton and Paul E. Tsongas. Pursuant to the Deferment Agreements, the directors may elect to defer all or part of the compensation earned by them, including annual retainer fees, committee chairman fees and fees for attending meetings of the Company Board and committees thereof. The Company maintains a deferment account with respect to each such director, and credits such account with the amount of deferred compensation and an earnings factor. The deferment account with respect to each director matures on the earliest of (i) December 31 of the year in which the director turns age 65 (or, at the director's option, December 31 of the year in which the director retires from the Company Board, if later), (ii) December 31 of the year in which the director dies or (iii) the date of adoption by the Company's stockholders of a resolution calling for the dissolution, liquidation or winding up of the affairs of the Company or for the sale or transfer of all or substantially all of the Company's assets. The deferment account is paid out to the director in four annual installments following maturity of the account.

  Pursuant to the terms of the Retirement Plan, the SERP and the Deferment Agreements, upon the occurrence of certain events, including the Merger, the Company may be required to contribute sufficient assets to a trust established for the benefit of such participant or party to pay the benefits provided under the respective plan or agreement to such participant or party. Amounts deposited in such trusts would, at all times, remain subject to the claims of the general creditors of the Company. Assuming the Effective Time occurs on June 30, 1995, the maximum amount to be contributed to such trust or trusts on behalf of the directors and executive officers of the Company would be approximately $3,963,672. This amount includes, among other things, the lump sum payments under the Retirement Plan and the benefits under the SERP.

  Indemnification and Insurance. The Merger Agreement provides for indemnification of, and maintenance of liability insurance for, officers and directors of the Company and its subsidiaries after consummation of the Merger. See "The Merger--The Merger Agreement--Indemnification and Insurance." The Company and certain of its subsidiaries have entered into indemnification agreements with certain of their respective directors and executive officers providing for, among other things, indemnification for certain liabilities and expenses arising out of actions or omissions of a director or officer while serving in such capacity. Following a "Change of Control" (which, as defined in the indemnification agreements, includes the Merger), the determination as to whether a director or officer claiming indemnification is entitled to such indemnification (which, prior to the Merger, would normally be made by the Company Board), will be made by independent counsel, unless such director or officer requests that such determination be made by the Company Board.

  Continuation of Certain Benefits. Pursuant to the Merger Agreement, AMP and Subsidiary have agreed to, among other things, continue to provide, until at least December 31, 1996, certain benefit levels to employees of the Company and its subsidiaries. See "The Merger--The Merger Agreement--Certain Benefits" and "The Merger--Operations After the Merger."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  The following is a discussion of the principal federal income tax consequences of the Merger to the stockholders of the Company. The discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, current administrative rulings and court decisions. All of the foregoing are subject to change and any such change could affect the continuing validity of this discussion. The federal income tax discussion set forth below may not be applicable to certain classes of taxpayers, including insurance companies, securities dealers, financial institutions, foreign persons and persons who acquired shares of Company Common Stock pursuant to the exercise of employee stock options or rights or otherwise as compensation (as in the case of, for example, Restricted Shares). Company stockholders are urged to consult their tax advisors as to their respective personal tax situations including the applicability and effect of state, local and other tax laws.

  Consummation of the Merger is conditioned upon receipt by the Company of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Company (the "Skadden Opinion") and receipt by AMP of an opinion of Altheimer & Gray, counsel to AMP (the "Altheimer Opinion"), each dated as of the Closing Date.

  The Skadden Opinion will be substantially to the effect that, on the basis of facts (which are consistent with the facts existing at the Effective Time), representations and assumptions set forth or referred to therein, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section

368(a) of the Code and that accordingly: (i) no gain or loss will be recognized by the Company, AMP or Subsidiary as a result of the Merger; (ii) no gain or loss will be recognized by the Company stockholders who exchange their shares of Company Common Stock solely for shares of AMP Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest); (iii) the tax basis of AMP Common Stock received by Company stockholders who exchange all of their shares of Company Common Stock solely for shares of AMP Common Stock in the Merger will be the same as the tax basis of the shares of Company Common Stock surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received); and (iv) the holding period of AMP Common Stock (including the holding period of any fractional share interest) in the hands of the Company stockholders will include the holding period of their Company Common Stock exchanged therefor. In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom may require and rely upon representations contained in certificates of officers of the Company, AMP, Subsidiary and others.

  The Altheimer Opinion will be substantially to the effect that, on the basis of facts (which are consistent with the facts existing at the Effective Time), representations and assumptions set forth or referred to therein, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and the Company and AMP will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Altheimer & Gray may require and rely upon representations contained in certificates of officers of the Company, AMP, Subsidiary and others.

  Any cash received by the holders of Company Common Stock in lieu of a fractional share of AMP Common Stock will be treated as having been received in redemption of the share(s) and/or the fractional share interest so cashed out, and will result in taxable gain or loss. The receipt of such cash generally should result in gain or loss in an amount equal to the difference between the amount of cash received and the basis of the share(s) and/or the fractional share interest surrendered in exchange therefor. Such gain or loss will be capital gain or loss if the share(s) and/or the fractional share interest so cashed out was held as a capital asset at the Effective Time, and such capital gain or loss will be long-term capital gain or loss if the holding period for such share(s) and/or the fractional share interest was greater than one year.

  Neither the Skadden Opinion nor the Altheimer Opinion will address the federal income tax consequences of any of the transactions described in the section of the Proxy Statement-Prospectus entitled "The Merger--Interests of Certain Persons in the Merger."

ACCOUNTING TREATMENT

  AMP intends to treat the Merger as a "pooling of interests" for accounting and financial reporting purposes. Under this method of accounting, the historical accounting bases of the assets and liabilities of the Company and AMP will be combined and carried forward at their recorded amounts; income of the combined corporation will include income of the Company and AMP for the entire fiscal year in which the combination occurs; and the reported income of the separate corporations for prior periods will be combined and restated as income of the combined company. The Company's obligation to consummate the Merger is subject to the condition that the Company shall have received a "pooling letter" from Price Waterhouse LLP, the Company's independent accountants, dated not earlier than five days prior to the Closing Date to the effect that, subject to customary qualifications, no event has occurred with respect to the Company which would preclude the Merger from being treated as a pooling of interests for accounting purposes. In addition, AMP's obligation to consummate the Merger is subject to the condition that AMP shall have received a "pooling letter" from Arthur Andersen LLP, AMP's independent accountants, dated not earlier than five days prior to the Closing Date, to the effect that, subject to customary qualifications, the Merger will be treated as a pooling of interests for accounting purposes. One of the qualifications to which the "pooling letter" of Arthur Andersen LLP will be subject is that the aggregate number of shares of Company Common Stock represented by fractional shares and shares held by stockholders who have properly asserted appraisal rights, for which cash will be paid, together with tainted treasury shares of Company Common Stock, if any, not exceed 10% of the shares of Company Common Stock issued and outstanding on the date of the Closing. See "Summary--Unaudited Selected Comparative Per Share Data and Pro Forma Combined Financial Data," "Unaudited Pro Forma Combined Condensed Financial Statements" and "The Merger-- Appraisal Rights."

REGULATORY FILINGS AND APPROVALS

  Certain federal, state and foreign regulatory requirements must be complied with before the Merger is consummated.

  The Merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations thereunder, which provide that certain transactions may not be consummated until required information and materials have been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and certain waiting periods have expired or been terminated. The Company and AMP filed the required information and materials with the Antitrust Division and the FTC on April 11 and 12, 1995, respectively. On April 21, 1995, early termination of the waiting period was received. The requirements of the HSR Act will be satisfied if the Merger is consummated within one year from the termination of the waiting period.

  However, the Antitrust Division and the FTC may challenge the Merger on antitrust grounds either before or after expiration of the waiting period. Accordingly, at any time before or after the Effective Time, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons could take action under the antitrust laws, including seeking to enjoin the Merger. There can be no assurance that a challenge to the Merger will not be made or that, if such a challenge is made, the Company and AMP will prevail.

  The Merger requires antitrust and other filings and approvals in certain foreign jurisdictions. The parties believe that all such filings and approvals required to be made or obtained in advance of consummation of the Merger have been made or obtained.

RESTRICTIONS ON SALES OF SHARES BY AFFILIATES

  The shares of AMP Common Stock to be issued in connection with the Merger will have been registered under the Securities Act. Such shares will be freely transferable under the Securities Act, except for shares issued to any person who is deemed to be an affiliate (as such term is defined for purposes of Rule 145 under the Securities Act, an "Affiliate") of the Company at the time of the Special Meeting. Persons who may be deemed to be Affiliates of the Company include individuals or entities that control, are controlled by, or are under common control with the Company and may include certain officers and directors of the Company as well as principal stockholders of the Company. Affiliates may not sell their shares of AMP Common Stock acquired in connection with the Merger except pursuant to (i) an effective registration statement under the Securities Act covering such shares, (ii) paragraph (d) of Rule 145 under the Securities Act or (iii) any other applicable exemption under the Securities Act.

  SEC guidelines indicate further that the pooling of interests method of accounting generally will not be challenged on the basis of sales of shares by Affiliates of the acquiring or acquired company if the Affiliates do not dispose of any of the shares of the acquiring or acquired company that the Affiliates own or shares of a corporation they receive in connection with a merger during the period beginning 30 days before the merger and ending when financial results covering at least 30 days of post-merger operations of the combined enterprise have been published.

  Pursuant to the Merger Agreement, the Company has agreed that at least 20 days prior to the Closing, the Company will deliver to AMP a letter identifying all persons who are or will be, at the time of the Record Date, Affiliates of the Company. The Company is obligated under the Merger Agreement to use reasonable efforts to procure written agreements ("Affiliate Agreements") from such persons containing appropriate representations and covenants intended to ensure compliance with the Securities Act and to preserve the ability to account for the Merger as a pooling of interests. AMP's obligations under the Merger Agreement to effect the Merger are conditioned upon the receipt of an Affiliate Agreement from each Affiliate so identified by the Company.

LISTING OF AMP COMMON STOCK ON NYSE

  AMP has agreed to use its best efforts to list on the NYSE the shares of AMP Common Stock to be issued in connection with the Merger.

APPRAISAL RIGHTS

  Holders of shares of Company Common Stock are entitled to appraisal rights under Sections 85 through 98, inclusive, of the MBCL (the full text of which is reprinted in its entirety as Appendix C to this Proxy Statement-Prospectus). Pursuant to such sections of the MBCL, any stockholder of the Company who files a written objection to the Merger prior to the taking of the vote to approve and adopt the Merger Agreement at the Special Meeting stating that he intends to demand payment for his shares if the Merger Agreement is approved and adopted by the stockholders of the Company, and who does not vote in favor of such approval and adoption, is entitled to demand in writing that the Company pay to such stockholder in cash the fair value of the shares of Company Common Stock held by such stockholder (exclusive of any element of value arising from the expectation or accomplishment of the Merger).

  Any stockholder who wishes to make a demand for appraisal is urged to review carefully the provisions of Sections 85 through 98 of the MBCL, inclusive, particularly the provisions setting forth the procedural steps required to perfect the appraisal rights provided for therein. Appraisal rights will be lost if such procedural requirements are not fully satisfied.

  Holders of Company Common Stock wishing to exercise appraisal rights should bear in mind that the fair value of their shares of Company Common Stock determined under the MBCL could be more than, the same as or less than the value of the consideration they will be entitled to receive under the Merger Agreement if they do not seek to exercise their appraisal rights. Stockholders should also bear in mind that opinions of investment banking firms as to fairness from a financial point of view are not necessarily opinions as to fair value under the MBCL.

  SET FORTH BELOW IS A SUMMARY OF THE PROCEDURES RELATING TO THE EXERCISE OF APPRAISAL RIGHTS. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE PROVISIONS OF SECTIONS 85 THROUGH 98, INCLUSIVE, OF THE MBCL WHICH, TOGETHER WITH ANY AMENDMENTS TO SUCH SECTIONS AS MAY BE ADOPTED AFTER THE DATE OF THIS PROXY STATEMENT-PROSPECTUS, ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF SUCH SECTIONS IS ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT-PROSPECTUS.

  Before the stockholders' vote is taken on the proposal to approve and adopt the Merger Agreement, a stockholder who intends to exercise appraisal rights must deliver to the Company a written objection to the proposed Merger, stating that such stockholder intends to demand payment for the shares of Company Common Stock held by the stockholder if the Merger is consummated. Such written objection should be addressed to M/A-COM, Inc., 100 Chelmsford Street, P.O. Box 3294, Lowell, Massachusetts 01853-3294, Attn.: Secretary. The written objection to the Merger must be in addition to and separate from any proxy or vote against the Merger. Neither voting against, nor failure to vote for, the Merger will constitute the written objection required to be filed by an objecting stockholder. A stockholder voting for the Merger will be deemed to have waived his rights to an appraisal under Massachusetts law. A signed proxy that is returned but which does not contain any instructions as to how it should be voted will be voted in favor of approval and adoption of the Merger Agreement and will be deemed a waiver of the right to an appraisal under Massachusetts law. Failure to vote against the Merger, however, will not constitute a waiver of appraisal rights.

  If the Merger Agreement is approved and adopted at the Special Meeting and the Merger becomes effective, the Company will, within ten days after the Effective Time, notify each holder of shares of Company Common Stock who has filed a written objection meeting the requirements of Section 86 of the MBCL, and whose shares of Company Common Stock were not voted in favor of the proposal to approve and adopt the Merger Agreement, that the Merger has become effective. The giving of such notice will not be deemed to create any rights in the stockholder receiving such notice to demand payment for such stockholder's shares of Company Common Stock. The notice will be sent by registered or certified mail, addressed to the stockholder at such stockholder's last known address as it appears on the records of the Company immediately prior to the Effective Time.

  Within 20 days after the mailing by the Company of the notice described above, any stockholder to whom the Company was required to give such notice may demand in writing from the Company payment for the fair value of all of such holder's shares of Company Common Stock. Such written demand should be addressed to M/A-COM, Inc., 100 Chelmsford Street, P.O. Box 3294, Lowell, Massachusetts 01853-3294, Attn.: Secretary. If the Company and such stockholder shall have agreed as to the fair market value of such shares of Company Common Stock, the Company, as the surviving corporation, will pay to such stockholder the agreed value of such stockholder's shares of Company Common Stock within 30 days after the expiration of the 20-day period during which such written demand may be made. The MBCL provides that any stockholder who has demanded payment for his stock under the MBCL shall not thereafter be entitled to notice of any meeting of stockholders, to vote such stock for any purpose or to payment of dividends or other distributions on such stock (except dividend and distributions payable at a date prior to the date of the vote of the proposed corporate action) unless (i) a bill (as described below) is not filed during the 30-day period referred to herein; (ii) a bill, if filed, is dismissed as to such stockholder; or (iii) such stockholder, with the written approval of the corporation (or surviving corporation in the case of a merger), delivers to the corporation a written withdrawal of his objection to and an acceptance of such corporate action.

  If the Company and any stockholder seeking appraisal have not agreed on the fair value of such stockholder's shares of Company Common Stock within such 30-day period, any such stockholder who has complied with Section 86 of the MBCL, or the Company, may, by filing a bill in equity with the Massachusetts Superior Court in Middlesex County, Massachusetts (the "Court") within four months after the expiration of such 30-day period, demand a determination of the fair value of the shares of Company Common Stock of all such stockholders seeking such an appraisal. If no such bill is filed within such four-month period, no holder of shares of Company Common Stock will be entitled to such an appraisal. If a bill is filed by the Company, all stockholders seeking appraisal, other than those who have reached agreement with the Company as to the value of their shares of Company Common Stock, must be named as parties to such proceeding. If a bill is filed by a stockholder seeking appraisal, service of the bill must be made upon the Company by subpoena with a copy of the bill annexed. The Company must file with its answer a duly verified list of all stockholders seeking appraisal who have not reached agreement with the Company as to the value of their shares of Company Common Stock, and such stockholders will thereupon be deemed to have been added as parties to the bill. The Company must give notice, in such form and returnable on such date as the Court shall order, to each stockholder seeking appraisal which is party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the Company, and the Court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder seeking appraisal who makes a written demand for payment of his shares of Company Common Stock as provided above will be deemed to have consented to the giving of notice in such manner, and the giving of notice to any such stockholder in compliance with the order of the Court will be sufficient service on him. Failure to give notice to any stockholder seeking appraisal will not invalidate the proceedings as to other stockholders seeking appraisal to whom notice was properly given, and the Court may at any time before the entry of a final decree make supplementary orders of notice.

  After a hearing on such a bill, the Court will enter a decree determining the fair value of the shares of Company Common Stock of those stockholders who have become entitled to the valuation thereof and payment therefor. The full value of such shares of Company Common Stock will be determined as of the day preceding the date of the vote to approve and adopt the Merger Agreement and shall be exclusive of any element of value arising from the accomplishment or expectation of the Merger. When the value is so determined, the Court will order the payment by the Company of such value, with interest thereon, if any, as provided below, to the stockholders entitled to receive the same upon surrender to the Company by such stockholders of their Company Certificates.

  The costs of such a bill, including the reasonable compensation and expenses of any master appointed by the Court, but exclusive of fees of counsel or of experts retained by any party, will be determined by the Court and assessed against the parties to the bill, or any of them, in such manner as appears to the Court to be equitable, except that all costs of giving notice to stockholders must be paid by the Company. Interest shall be paid upon any award from the date of the Special Meeting, and the Court may, upon application of any interested party, determine the amount of interest to be paid in the case of any stockholder.

  The MBCL provides that the enforcement by a stockholder of appraisal rights pursuant to the procedures set forth above is such stockholder's exclusive remedy except for the right of such stockholder to bring an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to such stockholder.

  ANY COMPANY STOCKHOLDER WHO DESIRES TO EXERCISE APPRAISAL RIGHTS SHOULD CAREFULLY REVIEW THE MBCL AND IS ADVISED TO CONSULT HIS OR HER LEGAL ADVISOR BEFORE EXERCISING OR ATTEMPTING TO EXERCISE SUCH RIGHTS.

DELISTING AND DEREGISTRATION OF COMPANY COMMON STOCK AFTER THE MERGER

  If the Merger is consummated, the Company Common Stock will be delisted from the NYSE and the BSE and will be deregistered under the Exchange Act. After such delisting and deregistration, the Company will continue to be subject to certain reporting obligations under the Exchange Act so long as any of the Company's debt securities as to which registration statements have been filed pursuant to the Securities Act remain outstanding and so long as any of such debt securities are held by at least 300 holders of record on a national securities exchange.

THE MERGER AGREEMENT

  The Merger Agreement provides that Subsidiary will merge with and into the Company, with the Company continuing as the surviving corporation (the "Surviving Corporation"), subject to the requisite approval and adoption by the Company's stockholders of the Merger Agreement and the satisfaction or waiver (where permissible) of other conditions to the consummation of the Merger.

  Conversion of Shares. The Merger Agreement provides that, as of the Effective Time, each outstanding share of Company Common Stock (including Restricted Shares and Unawarded Shares), other than shares held by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP and shares as to which appraisal rights have been duly asserted and perfected, will be converted into the right to receive .28 of one share of AMP Common Stock, together with any rights attached thereto. Company stockholders will receive cash in lieu of any fractional shares of AMP Common Stock which would otherwise be issuable to such stockholders as a result of the Merger. See "The Merger--Form of the Merger; Merger Consideration." All shares of Company Common Stock owned immediately prior to the Effective Time by the Company as treasury stock or by AMP, Subsidiary or any other subsidiary of AMP will be cancelled, and no AMP Common Stock or other consideration will be delivered in exchange therefor. Shares of Company Common Stock held by stockholders who have asserted and perfected appraisal rights will not be converted. See "The Merger--Appraisal Rights." The Merger Agreement further provides that, as of the Effective Time, each outstanding share of common stock, par value $1.00 per share, of Subsidiary will be converted into one share of Company Common Stock.

  As soon as practicable after the Effective Time, the Exchange Agent will mail transmittal instructions and a form of letter of transmittal to each Company stockholder to be used in forwarding his or her Company Certificates for surrender and exchange for an AMP Certificate or AMP Certificates and, if applicable, cash in lieu of fractional shares of AMP Common Stock. After receipt of such transmittal instructions and form of transmittal letter, each Company stockholder who surrenders his or her Company Certificates to the Exchange Agent in accordance with the transmittal instructions will receive in exchange therefor an AMP Certificate or AMP Certificates representing shares of AMP Common Stock and any cash that may be payable in lieu of fractional shares of AMP Common Stock. See "The Merger--Exchange of Stock Certificates."

  All Company Options outstanding at the Effective Time under the M/A-COM 1980 Stock Option and Performance Incentive Stock Option Plan, the M/A-COM 1981 Stock Option and Performance Incentive Stock Option Plan, the M/A-COM 1983 Stock Option and Performance Incentive Stock Option Plan, the M/A-COM Long Term Incentive Plan and the Stock Option Plan and Agreement with Dr. Vanderslice, as corrected and restated as of September 11, 1991 (all as amended through the Effective Time and collectively, the "Company Stock Option Plans") shall remain outstanding following the Effective Time for the remainder of their terms and in accordance with the terms of the respective Company Stock Option Plans. At the Effective Time, such Company Options (as amended or adjusted as a result of the Merger in accordance with the applicable Company Stock Option Plan) shall, in accordance with the terms of such plans and as a result of the Merger and without any further action on the part of the Company or the holder of any such Company Options, become fully vested and exercisable (to the extent not already fully vested and exercisable) pursuant to (and only pursuant to) their terms and in accordance with the terms of the respective Company Stock Option Plans, and shall be assumed by AMP. See "The Merger--Interests of Certain Persons in the Merger--Stock Options." From and after the Effective Time, each Company Option assumed by AMP shall be exercisable (i) for that whole number of shares of AMP Common Stock (rounded up to the nearest whole share) into which the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time would be converted in the Merger (ii) at an option price per share of AMP Common Stock equal to the option price per share of Company Common Stock subject to such Company Option in effect immediately prior to the Effective Time divided by the Exchange Rate (the option price per share, as so determined, being rounded upward to the nearest full cent). The effect of the Merger Agreement provisions described above is that, at the Effective Time, each Company Option to purchase one share of Company Common Stock then outstanding (i) will be converted into an option to acquire .28 of one share of AMP Common Stock at an exercise price per share determined by dividing the exercise price of the Company Option by .28 and (ii) to the extent not then exercisable, will become fully vested and exercisable for the 30-day period immediately following the Effective Time (after which period such Company Option will revert to its prior status with respect to vesting). All Company Options will, in all other respects, remain outstanding pursuant to their terms and conditions as in effect at the Effective Time.

  Representations and Warranties. The Merger Agreement contains various representations and warranties by the Company, AMP and Subsidiary relating to, among other things, (i) each of the Company's and AMP's and certain of their respective subsidiaries' organization and similar corporate matters, (ii) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters, (iii) conflicts under articles of incorporation or by-laws, required consents or approvals and violations of any instruments or laws, (iv) each of the Company's and AMP's capital structure and the ownership of Subsidiary by AMP, (v) the respective documents and reports filed by the Company and AMP with the SEC, and the accuracy of the information contained therein, (vi) the absence of material undisclosed liabilities, (vii) the absence of certain events or changes, (viii) taxes, (ix) retirement and other employee plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended, (x) litigation, (xi) compliance with laws and the absence of investigations or reviews by governmental entities (xii) environmental matters and (xiii) obligations to brokers and finders.

  The Merger Agreement contains additional representations and warranties made by the Company relating to (i) actions taken by the Company in connection with the execution and delivery of the Merger Agreement with respect to the Rights Agreement, dated as of July 29, 1986, as amended and restated as of May 16, 1990 (the "Rights Agreement") between the Company and The First National Bank of Boston, (ii) intellectual property matters and (iii) the opinion of the Company's financial advisor. AMP and Subsidiary also made representations and warranties with respect to the absence or extent of beneficial ownership by them of shares of Company Common Stock.

  Conduct of Business Prior to the Effective Time. Pursuant to the Merger Agreement, the Company, AMP and Subsidiary have agreed to cooperate, make all filings, registrations and submissions, and use reasonable best efforts to consummate the Merger. The Company, AMP and Subsidiary have agreed that (subject to certain qualifications), during the period from the date of the Merger Agreement until the Effective Time, (i) each party will notify the other of any condition or event which would make any representation or warranty contained in the Merger Agreement untrue, (ii) subject to the fiduciary duties of directors under applicable law, no party will perform an act or omit to perform an act which would prevent or excuse the performance of the Merger Agreement, (iii) the Company and AMP shall each give the other party's representatives reasonable access to its books, records and documents, and (iv) the Company and AMP will each conduct (and will cause each of its subsidiaries to conduct) its business in the usual and ordinary course of business consistent with past practice and will not pay or declare any extraordinary dividend on its securities, nor change its method of accounting except as required by changes in generally accepted accounting principles. The Company has agreed additionally that it will not, among other things, (i) amend its articles of organization or by-laws, (ii) make any change in its authorized capital stock (iii) sell, transfer, or otherwise dispose of its material assets without fair consideration and (iv) make any material investments in, or acquisitions from, any entity other than a subsidiary of the Company.

  The Company and AMP have agreed to cooperate in the preparation of certain required registrations and filings with the SEC and AMP has agreed to file the Registration Statement and take appropriate steps to have the Registration Statement be declared effective by the SEC and to obtain all necessary state securities laws or "blue sky" permits. The Company has also agreed that, prior to the Closing Date, the Company will deliver to AMP a letter which identifies all Affiliates of the Company, and will use reasonable efforts to cause each named Affiliate to execute the Affiliates Agreement. See "The Merger-- Restrictions on Sales of Shares by Affiliates."

  No Solicitation of Alternative Proposals. The Company has agreed that neither it nor any of its subsidiaries will (i) initiate, solicit or encourage any inquiries or any proposal for a merger, acquisition, consolidation or similar transaction involving the sale of all or substantially all of the Company's assets or equity securities (such proposal hereinafter referred to as an "Alternative Proposal"), or (ii) negotiate with, enter into any agreement with, provide any confidential information or data to, or have any discussions with, any person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal. Pursuant to the Merger Agreement and subject to certain qualifications, the Company is obligated to notify AMP as promptly as practicable if any Alternative Proposals are received by the Company, any confidential information relating to an Alternative Proposal is requested of the Company or any negotiations or discussions relating to an Alternative Proposal are sought to be initiated or continued with the Company. In the Merger Agreement, the Company agreed to cease and terminate any discussions or negotiations existing as of the date of the Merger Agreement concerning any such Alternative Proposals.

  Notwithstanding the foregoing, the Company Board is not prohibited from (i) after notice to AMP, furnishing information to, or entering into negotiations or discussions with, any person or entity that makes an unsolicited bona fide Alternative Proposal if the Company Board determines in good faith, after consultation with counsel, that the failure to do so could reasonably be deemed a breach of its fiduciary duties under applicable law, (ii) withdrawing, modifying or changing the recommendation to the Company's stockholders regarding the Merger Agreement contained in this Proxy Statement-Prospectus if the Company Board determines in good faith, after consultation with counsel, that the failure to withdraw, modify or change such recommendation, could reasonably be deemed a breach of its fiduciary duties under applicable law, (iii) recommending to the stockholders of the Company an Alternative Proposal that the Company Board determines in good faith, after consultation with its financial advisor, is likely to be more favorable, from a financial point of view, to the stockholders of the Company than the Merger or (iv) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Alternative Proposal.

  Indemnification and Insurance. The Merger Agreement provides that AMP and the Surviving Corporation shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of the Merger Agreement or who becomes prior to the Effective Time, a director, officer, employee or agent of the Company or any subsidiary of the Company or a director, officer, employee, agent or trustee of any employee benefit plan for employees of the Company or any subsidiary of the Company and certain others (collectively, "Indemnified Persons") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments arising out of or relating to, or amounts that are paid in settlement of, or in connection with, any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer, employee or agent of the Company or any subsidiary of the Company or a director, officer, employee, agent or trustee of any employee benefit plan for employees of the Company or any subsidiary of the Company whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to or at or after, the Effective Time ("Indemnifiable Claims") and (ii) all Indemnifiable Claims based on or pertaining to the Merger Agreement or the Merger to the full extent a corporation is permitted under the MBCL to indemnify its own directors, officers, employees and agents.

  The Merger Agreement further provides that AMP and Subsidiary agree (i) that all existing rights to indemnification provided for in the Company's or any of its subsidiaries' Articles of Organization or By-laws (or similar organizational documents) shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time, (ii) to maintain liability insurance covering Indemnified Persons on terms no less favorable than such insurance maintained in effect by the Company on the date of the Merger Agreement for a period of six years after the Effective Time, to the extent such liability insurance can be maintained at an annual cost not greater than 150 percent of the Company's fiscal 1995 annual premium for its directors' and officers' liability insurance, and (iii) that the obligations to indemnify the Indemnified Persons to the extent provided in the Merger Agreement are binding on all successors and assigns of AMP or the Surviving Corporation.

  Certain Benefits. In the Merger Agreement, the parties acknowledge that the consummation of the Merger will be a triggering event with respect to the operation of certain provisions in the employee benefit, deferred compensation, severance and other plans maintained, administered or contributed to by the Company or any of its subsidiaries for the benefit of employees or former employees of the Company relating to the occurrence of a change in the ownership or control of the Company, and that from and after the Effective Time, (i) AMP will cause the Surviving Corporation to honor in accordance with their terms all agreements, employee benefit plans, programs or policies or certain other arrangements between the Company or any of its subsidiaries and any current or former officer, director, or employee of the Company or any of its subsidiaries in effect prior to the Effective Time (including those terms relating to the occurrence of a change in the ownership or control of the Company), provided that nothing in the Merger Agreement shall limit any changes made on a prospective basis that are permitted under the Merger Agreement, (ii) until at least December 31, 1996, the Surviving Corporation and its subsidiaries will provide benefit plans to employees employed by the Company or any of its subsidiaries as of the Effective Time which will, in the aggregate, be no less favorable than those provided by the Company and its subsidiaries to their employees prior to the Effective Time, and thereafter will provide benefits no less favorable than those provided by AMP and any of its subsidiaries to their employees in comparable positions and, to the extent any salaried employee of the Company or any of its subsidiaries becomes a participant in any employee benefit plan of AMP, such employee will be given service credit under such plan for all service with the Company prior to the Effective Time for purposes of determining eligibility and vesting and (iii) in the event that the Surviving Corporation shall cease to exist as a result of a business combination or similar transaction, or conveys all or substantially all of its assets, proper provision will be made so that the successors and assigns of the Surviving Corporation assume the foregoing obligations.

  Pooling and Reorganization Treatment. Pursuant to the Merger Agreement, from the date of the Merger Agreement and until the Effective Time, the Company and AMP have agreed not to knowingly take any action, or knowingly fail to take any action, that would be reasonably likely to (i) jeopardize the treatment of the Merger as a pooling of interests for accounting purposes or (ii) jeopardize the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

  Rights Agreement. The Company has agreed to take all action necessary to redeem the rights (the "Company Rights") under the Rights Agreement as of the Effective Time. So long as the Merger Agreement shall not have been terminated, the Company has agreed that it will not amend the Rights Agreement, redeem the Company Rights with respect to an Alternative Proposal or take any action to make the Rights Agreement or the Company Rights inapplicable with respect to any Alternative Proposal. For a description of the Company Rights, see "Comparison of Rights of Holders of Company Common Stock and AMP Common Stock--Common Stock Purchase Rights."

  Conditions to Consummation of the Merger. The Merger Agreement provides that the respective obligations of the Company and AMP to effect the Merger are subject to a number of conditions, including among others, that (i) the Merger Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company; (ii) all approvals required by any governmental entity shall have any been obtained, and any applicable waiting periods related to any such approvals shall have expired; (iii) the Registration Statement shall have become effective and shall not be the subject of any stop order or proceeding seeking a stop order, and all necessary state securities or "blue sky" authorizations shall have been received; (iv) the shares of AMP Common Stock issuable in the Merger shall have been authorized for listing on the NYSE upon official notice of issuance; and (v) no preliminary or permanent injunction or other order by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect.

  The Merger Agreement further provides that the Company's obligation to effect the Merger is subject to certain additional conditions, including that (i) AMP and Subsidiary shall have performed in all material respects their respective agreements, (ii) all of AMP's and Subsidiary's respective representations and warranties contained in the Merger Agreement shall be true and correct in all material respects, subject to certain qualifications, and (iii) AMP shall not have suffered any change resulting in a materially adverse effect on the business, results of operation, financial condition, properties or assets of AMP and its subsidiaries, taken as a whole.

  The Merger Agreement further provides that AMP's obligation to effect the Merger is subject to certain additional conditions, including that (i) the Company shall have performed in all material respects its agreements, (ii) all of the Company's representations and warranties contained in the Merger Agreement shall be true and correct in all material respects, subject to certain qualifications, and (iii) the Company shall not have suffered any change resulting in a materially adverse effect on the business, results of operation, financial condition, properties or assets of the Company and its subsidiaries, taken as a whole. The Merger Agreement provides that (a) any changes or developments with respect to certain environmental, health and safety matters disclosed by the Company to AMP prior to execution of the Merger Agreement will be disregarded for purposes of determining whether the conditions in (ii) and (iii) are satisfied and (b) if the probable aggregate adverse effect thereof (determined in accordance with the Merger Agreement) on the financial condition of the Company and its subsidiaries, taken as a whole, is less than or equal to $25,000,000, any changes or developments with respect to certain other matters also disclosed by the Company to AMP prior to execution of the Merger Agreement will also be disregarded for purposes of determining whether the conditions in (ii) and (iii) are satisfied.

  The Merger Agreement further provides as conditions to the fulfillment of each party's obligations, that each of the Company and AMP shall have received from its legal advisor a "tax opinion" with respect to the "tax-free" status of the Merger and shall have received from its independent accountant a "pooling letter" which, in the case of the Company is with respect to the Company's impact on the accounting treatment of the Merger and, in the case of AMP is with respect to the accounting treatment of the Merger. An additional condition to the Company's obligations is the receipt by the Company of a written opinion from its financial advisor, dated as of the date of this Proxy Statement-Prospectus, to the effect that as of the date of the Proxy Statement-Prospectus, the consideration to be received by the Company stockholders is fair, from a financial point of view, to such stockholders. An additional condition to the obligations of AMP to effect the Merger is that AMP shall have received an Affiliate Agreement from each Affiliate of the Company as contemplated by the Merger Agreement. See "The Merger--Restrictions on Sales of Shares by Affiliates."

  Termination and Termination Fee. The Merger Agreement provides that at any time prior to the Effective Time, the Merger Agreement may be terminated: (i) by mutual written consent of the Company, AMP and Subsidiary; (ii) by the Company or by AMP (with the approval of such terminating party's Board of Directors) if (a) any governmental entity whose approval is required for consummation of the Merger has denied approval of the Merger and such denial has become final and non-appealable or (b) the Effective Time shall not have occurred at or before 11:59 p.m. Boston time on September 1, 1995 (the "Termination Date"), provided that the right to terminate will not be available to any party whose failure to fulfill any of its obligations under the Merger Agreement is the cause of or resulted in either of the foregoing events; (iii) by AMP if there has been a material breach on the part of the Company of any material representation, warranty, covenant or agreement set forth in the Merger Agreement such that, in the reasonable opinion of AMP, certain conditions to its obligation to effect the Merger could not be expected to be satisfied by the Termination Date; or (iv) by the Company if (a) there has been a material breach on the part of AMP or Subsidiary of any material representation, warranty, covenant or agreement set forth in the Merger Agreement such that, in the reasonable opinion of the Company, certain conditions to its obligation to effect the Merger could not be expected to be satisfied by the Termination Date, (b) the Company's stockholders do not approve and adopt the Merger Agreement at the Special Meeting, (c) the Company Board withdraws, or modifies or changes its recommendation regarding the Merger Agreement contained in this Proxy Statement-Prospectus based on the Company Board's good faith determination, after consultation with counsel, that the failure to withdraw, modify or change such recommendation could reasonably be deemed a breach of its fiduciary duties under applicable law, or (d) the Company Board recommends to the stockholders of the Company an Alternative Proposal that the Company Board determines in good faith, after consultation with its financial advisor, is likely to be more favorable, from a financial point of view, to the stockholders of the Company than the Merger.

  In the event of termination of the Merger Agreement as described above, the Merger Agreement shall become void and there will be no liability or obligation on the part of the Company, AMP or Subsidiary or any of their respective affiliates, officers or directors, and all rights and obligations under the Merger Agreement will cease, provided that no termination shall relieve any party from liability for the willful breach of the Merger Agreement prior to such termination.

  The Merger Agreement provides that, so long as AMP and Subsidiary shall not have breached their obligations under the Merger Agreement, if the Company terminates the Merger Agreement in connection with the Company Board's recommendation of an Alternative Proposal, the Company will pay AMP $11,000,000 as a termination fee.

  Extension, Waiver, and Amendment. At any time prior to the Effective Time, the Company and AMP may (i) extend the time for the performance of any of the obligations or other acts to be performed by the other party, (ii) waive any inaccuracies in the representations and warranties by the other party contained in the Merger Agreement or in any document delivered pursuant to Merger Agreement, and (iii) waive compliance with any of the agreements of the other party or conditions contained in the Merger Agreement. The Merger Agreement may be amended by the parties to the Merger Agreement with the approval of their respective Boards of Directors at any time prior to the Effective Time. No amendments to the Merger Agreement will be made after the approval and adoption thereof by the affirmative vote of at least two-thirds of the shares held by the stockholders of the Company without further approval of such stockholders, if such amendments would violate applicable provisions under the MBCL.

OPERATIONS AFTER THE MERGER

  Upon consummation of the Merger, the Board of Directors of Subsidiary will be the Board of Directors of the Surviving Corporation and it is anticipated that the current executive officers of the Company will continue in their present positions, except that Dr. Vanderslice will resign from his positions as Chairman of the Company Board, President and Chief Executive Officer, and his duties in such capacities will be assumed by a general manager to be appointed by the Board of Directors of the Surviving Corporation. It is currently anticipated that certain executive officers of the Company will enter into employment or consulting agreements with the Surviving Corporation after the Merger.

                      INFORMATION CONCERNING THE COMPANY

  The Company is primarily a supplier to the wireless telecommunications, surveillance and defense-related industries of radio frequency, microwave and millimeter wave semiconductors, components and subsystems, utilizing advanced circuit and semiconductor technologies, for systems applications in wireless communications, sensor systems, radar, navigation, missile guidance, electronic warfare and surveillance in air, ground, sea and space environments. The Company's products are used in a substantial variety of commercial applications and defense systems. The Company also manufactures surveillance products used in intelligence collection applications. The mailing address of the Company's principal executive offices is 100 Chelmsford Street, P.O. Box 3294, Lowell, Massachusetts 01853-3294, and its telephone number is (508) 442-5000.

  On February 14, 1995, Charles D. Kissner (Vice President and General Manager, Microeletronics Division) and Peter L. Manno (Vice President, Sales and Marketing) were named executive officers of the Company. George N. Hutton, Jr., a director of the Company, retired from the Company Board effective
April 1, 1995.

  Additional information concerning the Company and its subsidiaries is contained in the Company 10-K, its Quarterly Reports on Form 10-Q for the periods ended January 1, 1994, April 2, 1994, December 31, 1994 and April 1, 1995, its Proxy Statement dated December 23, 1994 in connection with the annual meeting of Company stockholders held on February 15, 1995, its Current Report on Form 8-K dated March 20, 1995 and its other public filings. See "Available Information" and "Incorporation By Reference."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table and related footnotes show information regarding beneficial ownership of shares of Company Common Stock furnished by the respective directors or executive officers of the Company, or by the Company, as of May 19, 1995.

                                                     AMOUNT AND NATURE
                                                       OF OWNERSHIP    PERCENT
NAME OF BENEFICIAL OWNER                              (1)(2)(3)(4)(5)  OF CLASS
- ------------------------                             ----------------- --------
Daniel J. Fink......................................        10,000       0.04
Robert H. Glaudel...................................       147,594       0.55
Charles D. Kissner..................................        15,221(6)    0.06
Robert E. La Blanc..................................        16,741(7)    0.06
Peter L. Manno......................................        51,388       0.19
James D. Meindl.....................................        11,000       0.04
Larry L. Mihalchik..................................           474          *
E. James Morton.....................................        10,100       0.04
Raymond F. Pettit...................................        32,500       0.12
William F. Pounds...................................        11,200       0.04
Peter J. Rice.......................................        29,571       0.11
Paul E. Tsongas.....................................        10,217       0.04
Thomas A. Vanderslice...............................     1,295,091(8)    4.67
All directors and executive officers as a group (15
 persons)...........................................     1,762,699(9)    6.31

- --------
 * Not Meaningful.
(1) All information set forth in the table and these notes concerning directors and executive officers as a group includes information with respect to two former executive officers of the Company.

(2) Unless otherwise indicated, the shares shown in the table are those as to which the beneficial owner has sole voting and investment power.
(3) Includes Restricted Shares allocated to participants pursuant to the RTSP which have been awarded but are held subject to restrictions in accordance with the terms of the RTSP, as to which the beneficial owner has sole voting power but no investment power, as follows: Mr. Glaudel, 25,000 shares; Mr. Kissner, 15,000 shares; Mr. Manno, 50,000 shares; Mr. Rice, 12,500 shares; Dr. Vanderslice, 208,334 shares; and all executive officers as a group, 344,167 shares.
(4) Includes shares of Company Common Stock subject to Company Options exercisable within sixty days of May 19, 1995 as follows: Mr. Fink, 9,000 shares; Mr. Glaudel, 69,995 shares; Mr. La Blanc, 10,000 shares; Dr. Meindl, 8,000 shares; Mr. Morton, 4,000 shares; Mr. Pettit, 10,000 shares; Dr. Pounds, 10,000 shares; Mr. Rice, 15,000 shares; Mr. Tsongas, 10,000 shares; Dr. Vanderslice, 1,000,000 shares; and all directors and executive officers as a group, 1,195,995 shares. For purposes of calculating the "percent of class" with respect to each individual and the group, the shares subject to such Company Options have been treated as if they were issued and outstanding.
(5) Includes shares allocated to participants pursuant to the Company's Employee Stock Ownership Plan, as to which the beneficial owner has no investment power and shared voting power, as follows: Mr. Glaudel, 48 shares; Mr. Rice, 5 shares; Dr. Vanderslice, 16 shares; and all executive officers as a group, 84 shares.
(6) Excludes 200 shares held by Mr. Kissner's wife as custodian for their children, as to which Mr. Kissner disclaims beneficial ownership.
(7) Includes $100,000 face amount of the Company's 9 1/4% Convertible Subordinated Debentures, convertible into 2,741 shares of Company Common Stock. Does not include $10,000 face amount of the Company's 9 1/4% Convertible Subordinated Debentures, convertible into 274 shares of Company Common Stock, owned by Mr. La Blanc's wife as custodian for their children and 4,000 shares owned by Mr. La Blanc's wife directly, as to which debentures and shares Mr. La Blanc disclaims any beneficial interest.
(8) Includes 33,500 Restricted Shares granted to Dr. Vanderslice pursuant to the LTIP which are held subject to restrictions in accordance with the terms of the LTIP.
(9) Does not include an aggregate of 16,960 shares owned by wives or on behalf of children of certain executive officers and directors, as to which shares such executive officers and directors disclaim any beneficial interest.

  No one was known by the Company to own beneficially more than 5% of the outstanding Company Common Stock on May 19, 1995, except as shown in the following table. The information appearing in the table regarding beneficial ownership of shares of Company Common Stock has been obtained from filings with the SEC made by the stockholder named below.

                                                    NUMBER OF SHARES  PERCENTAGE
NAME AND ADDRESS                                   BENEFICIALLY OWNED OF SHARES
- ----------------                                   ------------------ ----------
Kopp Investment Advisors, Inc.(1).................     2,417,325         9.4%
 6600 France Avenue S., Suite 672
 Edina, Minnesota 55435

- --------
(1) As reported in, and based solely upon, Amendment No. 1 to Schedule 13G with respect to shares of Company Common Stock, filed with the SEC jointly by Kopp Investment Advisors, Inc. ("KIA"), LeRoy C. Kopp, 100% owner of KIA, and the Kopp Investment Advisors, Inc. Profit Sharing Plan on or about February 10, 1995. Mr. Kopp has sole dispositive power and sole voting power with respect to 12,000 of the shares of Company Common Stock beneficially owned by KIA, and shares with KIA dispositive power with respect to 2,405,325 of such shares beneficially owned by KIA.

                           INFORMATION CONCERNING AMP

  AMP is a leading producer of electrical and electronic connection devices. AMP supplies over 100,000 types and sizes of terminals, splices, connectors, cable assemblies, fiber-optic assemblies, printed circuit board assemblies, sensors, wide and local area network products and systems, switches, touch screen data entry systems and related application tooling to more than 30,000 electrical and electronic equipment manufacturers and tens of thousands of customers who install and maintain that equipment. The mailing address of AMP's principal executive offices is 470 Friendship Road, Mail Stop 176-048, Harrisburg, Pennsylvania 17111, and its telephone number is (717) 564-0100.

  Additional information concerning AMP and its subsidiaries is contained in the AMP 10-K, its Quarterly Reports on Form 10-Q for the periods ended March 31, 1994 and March 31, 1995, its Proxy Statement dated March 24, 1995 in connection with the annual meeting of AMP stockholders held on April 26, 1995, its Current Reports on Form 8-K dated January 31, 1995 and March 20, 1995 and its other public filings. See "Available Information" and "Incorporation By Reference."

                    COMPARATIVE PER SHARE MARKET PRICE DATA

  Company Common Stock is listed and traded on the NYSE and the BSE under the symbol "MAI." AMP Common Stock is listed and traded on the NYSE under the symbol "AMP" and is also listed under the symbol "AMP" on the following regional stock exchanges: BSE, Cincinnati Stock Exchange, Midwest Stock Exchange, Inc., Pacific Stock Exchange, Incorporated and Philadelphia Stock Exchange, Inc.

  The following table sets forth, for the calendar quarters indicated, the high and low sales prices per share of Company Common Stock and AMP Common Stock as reported on the NYSE Composite Transaction Reporting System.

                                        COMPANY             AMP  COMMON
                                      COMMON STOCK           STOCK(1)
                                     -------------- ---------------------------
                                                                       CASH
                                      HIGH    LOW    HIGH     LOW   DIVIDENDS(2)
                                     ------- ------ ------- ------- -----------
1992:
  First Quarter..................... $ 7.875 $5.750 $34.375 $28.000    $.19
  Second Quarter....................   6.625  4.750  31.750  26.750     .19
  Third Quarter.....................   5.250  4.625  30.875  26.313     .19
  Fourth Quarter....................   4.875  4.000  32.938  27.313     .19
1993:
  First Quarter.....................   6.250  4.625  30.688  27.313     .20
  Second Quarter....................   9.375  6.000  31.938  29.563     .20
  Third Quarter.....................  10.375  8.000  33.625  29.875     .20
  Fourth Quarter....................   9.375  7.375  33.188  28.500     .20
1994:
  First Quarter.....................   9.250  5.875  32.750  29.625     .21
  Second Quarter....................   8.625  4.875  34.750  28.813     .21
  Third Quarter.....................   8.875  7.000  39.125  34.375     .21
  Fourth Quarter....................   7.750  6.000  39.688  33.688     .21
1995:
  First Quarter.....................  10.125  6.375  38.188  35.063     .23
  Second Quarter (through May 30)...  12.125  9.750  43.375  35.875     .23

- --------
(1) AMP's stock prices and dividend information have been adjusted for the 2-for-1 stock split which was effected on March 2, 1995.
(2) On January 25, 1995, AMP declared a regular quarterly dividend of $.23 per share (an indicated annual rate of $.92 per share).

  The following table sets forth the closing price per share of Company Common Stock and AMP Common Stock as reported on the NYSE Composite Transaction Reporting System and the equivalent per share price (as explained below) of Company Common Stock on March 9, 1995, the business day preceding public announcement of the Merger, and on May 30, 1995:

                                        COMPANY COMMON AMP COMMON EQUIVALENT PER
                                            STOCK        STOCK     SHARE PRICE
                                        -------------- ---------- --------------
March 9, 1995..........................     $ 7.00      $ 38.00      $ 10.64
May 30, 1995...........................     $11.25      $41.125      $11.515

  The equivalent per share price of a share of Company Common Stock represents the closing price of a share of AMP Common Stock on such date multiplied by the Exchange Rate.

  BECAUSE THE MARKET PRICE OF AMP COMMON STOCK THAT HOLDERS OF COMPANY COMMON STOCK WILL RECEIVE IN THE MERGER MAY INCREASE OR DECREASE PRIOR TO THE MERGER, STOCKHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

  The following unaudited pro forma combined condensed financial statements give effect to the Merger under the pooling of interests method of accounting. The unaudited pro forma combined condensed statements of income combine the historical results of the Company for the three months ended April 1, 1995 and the fiscal years ended October 1, 1994, October 2, 1993 and October 3, 1992 with the historical results of AMP for the three months ended March 31, 1995 and the fiscal years ended December 31, 1994, 1993 and 1992, respectively. The unaudited pro forma combined condensed balance sheet combines the Company's April 1, 1995 consolidated balance sheet with AMP's March 31, 1995 consolidated balance sheet.

  The unaudited pro forma combined condensed financial statements do not reflect cost savings and synergies which might be achieved from the Merger and the integration expenses to be incurred in connection with the Merger, which are not currently determinable and which will be charged to current operations when incurred. The unaudited pro forma combined condensed financial statements do not purport to be indicative of the operating results or financial position that would have been achieved had the Merger been effected for the periods indicated or the results or financial position which may be obtained in the future.

  These pro forma statements are based on and should be read in conjunction with the audited consolidated financial statements, including the notes thereto, of the Company and AMP which are included in documents incorporated by reference in this Proxy Statement-Prospectus. See "Incorporation By Reference."

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                                        FOR THE THREE MONTHS ENDED
                             --------------------------------------------------
                               COMPANY        AMP
                              APRIL 1,     MARCH 31,    PRO FORMA   PRO FORMA
                                1995          1995     ADJUSTMENTS   COMBINED
                             -----------  ------------ ----------- ------------
                                     (IN THOUSANDS EXCEPT SHARE DATA)
Net sales................... $    92,969  $  1,202,800   $   --    $  1,295,769
Cost of sales...............      62,141       812,716       --         874,857
                             -----------  ------------   -------   ------------
  Gross income..............      30,828       390,084       --         420,912
                             -----------  ------------   -------   ------------
Selling, general and
 administrative expenses....      27,728       200,484       --         228,212
                             -----------  ------------   -------   ------------
  Income from operations....       3,100       189,600       --         192,700
Interest expense............       2,307         6,764       --           9,071
Other deductions (income),
 net........................        (195)       14,332       --          14,137
                             -----------  ------------   -------   ------------
  Income before income
   taxes....................         988       168,504       --         169,492
                             -----------  ------------   -------   ------------
Provision for income taxes..         477        63,700       --          64,177
                             -----------  ------------   -------   ------------
Income from continuing
 operations................. $       511  $    104,804   $   --    $    105,315
                             ===========  ============   =======   ============
Income from continuing
 operations per share....... $       .02  $        .50             $        .48
                             ===========  ============             ============
Shares used to compute
   income from continuing
   operations per share.....  26,845,000   209,653,300              217,169,900
                             ===========  ============             ============

   See accompanying notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                         FOR THE FISCAL YEAR ENDED
                             --------------------------------------------------
                               COMPANY        AMP
                             OCTOBER 1,   DECEMBER 31,  PRO FORMA   PRO FORMA
                                1994          1994     ADJUSTMENTS   COMBINED
                             -----------  ------------ ----------- ------------
                                     (IN THOUSANDS EXCEPT SHARE DATA)
Net sales................... $   341,596  $  4,027,471   $   --    $  4,369,067
Cost of sales...............     224,895     2,659,290       --       2,884,185
                             -----------  ------------   -------   ------------
  Gross income..............     116,701     1,368,181       --       1,484,882
                             -----------  ------------   -------   ------------
Selling, general and
 administrative expenses....     103,581       721,364       --         824,945
                             -----------  ------------   -------   ------------
  Income from operations....      13,120       646,817       --         659,937
Interest expense............       9,159        19,994       --          29,153
Other deductions (income),
 net........................        (563)       32,535       --          31,972
                             -----------  ------------   -------   ------------
  Income before income
   taxes....................       4,524       594,288       --         598,812
                             -----------  ------------   -------   ------------
Provision for income taxes..       1,132       224,890    (1,000)       225,022
                             -----------  ------------   -------   ------------
Income from continuing
 operations................. $     3,392  $    369,398   $ 1,000   $    373,790
                             ===========  ============   =======   ============
Income from continuing
 operations per share....... $       .13  $       1.76             $       1.72
                             ===========  ============             ============
Shares used to compute
   income from continuing
   operations per share.....  25,986,000   209,736,506              217,012,586
                             ===========  ============             ============

                                         FOR THE FISCAL YEAR ENDED
                             --------------------------------------------------
                               COMPANY        AMP
                             OCTOBER 2,   DECEMBER 31,  PRO FORMA   PRO FORMA
                                1993          1993     ADJUSTMENTS   COMBINED
                             -----------  ------------ ----------- ------------
                                     (IN THOUSANDS EXCEPT SHARE DATA)
Net sales................... $   339,890  $  3,450,586   $   --    $  3,790,476
Cost of sales...............     232,545     2,309,256       --       2,541,801
                             -----------  ------------   -------   ------------
  Gross income..............     107,345     1,141,330       --       1,248,675
                             -----------  ------------   -------   ------------
Selling, general and
 administrative expenses....     127,563       616,568       --         744,131
                             -----------  ------------   -------   ------------
  Income (loss) from
   operations...............     (20,218)      524,762       --         504,544
Interest expense............       8,412        19,549       --          27,961
Other deductions (income),
 net........................      (3,917)       19,277       --          15,360
                             -----------  ------------   -------   ------------
  Income (loss) before
   income taxes.............     (24,713)      485,936       --         461,223
                             -----------  ------------   -------   ------------
Provision (benefit) for
 income taxes...............      (2,206)      189,280    (7,000)       180,074
                             -----------  ------------   -------   ------------
Income (loss) from
 continuing operations...... $   (22,507) $    296,656   $ 7,000   $    281,149
                             ===========  ============   =======   ============
Income (loss) from
 continuing operations per
 share...................... $      (.92) $       1.41             $       1.30
                             ===========  ============             ============
Shares used to compute
   income (loss) from
   continuing operations per
   share....................  24,401,000   209,796,245              216,951,772
                             ===========  ============             ============

   See accompanying notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                                         FOR THE FISCAL YEAR ENDED
                             --------------------------------------------------
                               COMPANY        AMP
                             OCTOBER 3,   DECEMBER 31,  PRO FORMA   PRO FORMA
                                1992          1992     ADJUSTMENTS   COMBINED
                             -----------  ------------ ----------- ------------
                                     (IN THOUSANDS EXCEPT SHARE DATA)
Net sales................... $   387,818  $  3,337,145   $   --    $  3,724,963
Cost of sales...............     261,907     2,218,898       --       2,480,805
                             -----------  ------------   -------   ------------
  Gross income..............     125,911     1,118,247       --       1,244,158
                             -----------  ------------   -------   ------------
Selling, general and
 administrative expenses....     107,172       584,913       --         692,085
                             -----------  ------------   -------   ------------
  Income from operations....      18,739       533,334       --         552,073
Interest expense............      10,024        29,489       --          39,513
Other deductions (income),
 net........................      (2,851)       24,737       --          21,886
                             -----------  ------------   -------   ------------
  Income before income
   taxes....................      11,566       479,108       --         490,674
                             -----------  ------------   -------   ------------
Provision for income taxes..       2,633       188,770       --         191,403
                             -----------  ------------   -------   ------------
Income from continuing
 operations................. $     8,933  $    290,338   $   --    $    299,271
                             ===========  ============   =======   ============
Income from continuing
 operations per share....... $       .37  $       1.38             $       1.37
                             ===========  ============             ============
Shares used to compute
 income from continuing
 operations per share.......  24,114,000   210,992,183              217,744,103
                             ===========  ============             ============




   See accompanying notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                 COMPANY     AMP
                                 APRIL 1, MARCH 31,   PRO FORMA  PRO FORMA
                                   1995      1995    ADJUSTMENTS  COMBINED
             ASSETS              -------- ---------- ----------- ----------
                                               (IN THOUSANDS)
Current Assets:
  Cash and cash equivalents..... $  7,061 $  234,953  $    --    $  242,014
  Securities available for sale.      --     144,931       --       144,931
  Accounts receivable, net......   69,398    953,707       --     1,023,105
  Inventories...................   63,233    621,566       --       684,799
  Other current assets..........   13,829    227,962    13,000      254,791
                                 -------- ----------  --------   ----------
    Total current assets........  153,521  2,183,119    13,000    2,349,640
                                 -------- ----------  --------   ----------
Property, plant and equipment...  270,152  3,698,084       --     3,968,236
Less: Accumulated depreciation..  169,702  2,114,255       --     2,283,957
                                 -------- ----------  --------   ----------
  Property, plant and equipment,
   net..........................  100,450  1,583,829       --     1,684,279
                                 -------- ----------  --------   ----------
Investments and other assets....   52,140    291,011       --       343,151
                                 -------- ----------  --------   ----------
Total Assets.................... $306,111 $4,057,959  $ 13,000   $4,377,070
                                 ======== ==========  ========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt............... $ 10,676 $  237,045  $    --    $  247,721
  Accounts payable, trade and
   other........................   14,529    424,309       --       438,838
  Other accrued liabilities.....   70,618    489,408       --       560,026
                                 -------- ----------  --------   ----------
    Total current liabilities...   95,823  1,150,762       --     1,246,585
Long-term debt..................   67,217    232,686       --       299,903
Other liabilities...............   23,097    229,684   (27,000)     225,781
                                 -------- ----------  --------   ----------
    Total liabilities...........  186,137  1,613,132   (27,000)   1,772,269
                                 -------- ----------  --------   ----------
Stockholders' equity............  119,974  2,444,827    40,000    2,604,801
                                 -------- ----------  --------   ----------
Total Liabilities and
 Stockholders' Equity........... $306,111 $4,057,959  $ 13,000   $4,377,070
                                 ======== ==========  ========   ==========

   See accompanying notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

  1. The unaudited pro forma combined condensed financial statements reflect the issuance of .28 of one share of AMP Common Stock for each share of Company Common Stock used to compute income from continuing operations per share as reflected on such statements. The actual number of shares of AMP Common Stock to be issued in the Merger will be determined based on the Exchange Rate and the number of shares of Company Common Stock outstanding at the Effective Time, less those shares as to which appraisal rights have been duly asserted and perfected under the MBCL. The per share data for AMP and aggregate number of shares of AMP Common Stock used to compute income from continuing operations per share has been adjusted for AMP's 2-for-1 stock split effected on March 2, 1995.

  2. The Company's fiscal year ends on the Saturday closest to September 30. In the accompanying unaudited pro forma combined condensed statements of income, the results of the Company for the fiscal years ended October 1, 1994, October 2, 1993 and October 3, 1992 and the three months ended April 1, 1995 have been combined with the results of AMP for the fiscal years ended December 31, 1994, 1993 and 1992 and the three months ended March 31, 1995, respectively. The accompanying unaudited pro forma combined condensed statements of income do not include the results of the Company for the three months ended December 31, 1994. In the three months ended December 31, 1994 and January 1, 1994, the Company's net sales were $81.6 million and $79.1 million, income (loss) from continuing operations was $(5.1) million and $.8 million and income (loss) from continuing operations per share was $(.19) and $.03, respectively.

  3. The unaudited pro forma combined condensed statements of income reflect the Company's income (loss) from continuing operations. In 1994, the Company recorded income of $3.3 million from the cumulative effect of a change in accounting principle. In 1993 and 1992, the Company recorded income from discontinued operations of $1 million and $3.1 million, respectively.

  4. The number of shares of Company Common Stock used to compute loss per share from continuing operations for the year ended October 2, 1993 of 24,401,000 does not include the effect of incremental shares to reflect the effect of the Company's stock option and deferred compensation plans since this effect is antidilutive. In calculating the shares used to compute pro forma combined income from continuing operations for the fiscal year ended 1993 the effect of incremental shares to reflect the effect of the Company's stock option and deferred compensation plans was included since, on a pro forma basis, the effect is dilutive. This resulted in the Company's equivalent number of shares used in the pro forma combined condensed statement of income to be 323,247 greater than the equivalent shares used on a separate Company basis.

  5. The pro forma adjustments relate to the reduction of the valuation allowance for deferred tax assets of the Company that were not expected to be realized by the Company operating separately. The effect of this adjustment is reflected as income from the cumulative effect of a change in accounting principle in 1993 of $32 million and as a $7 million reduction of the tax provision in 1993 and a $1 million reduction in 1994. The effect on income from continuing operations was not significant for all other periods presented.

  6. AMP expects to incur charges to operations currently estimated to be between $12 million and $16 million, in the quarter in which the Merger is expected to be consummated primarily representing transaction fees and costs incident to the Merger. This range is a preliminary estimate only and is therefore subject to change. This estimate does not reflect one time charges for integration expenses that might result from the combination of the operations of the two companies which are not currently determinable. None of the above charges have been reflected in the unaudited pro forma combined condensed financial statements.

  7. Certain amounts have been reclassified to conform to the pro forma presentation.

  8. There were no material differences between the accounting policies of the Company and AMP.

                       COMPARISON OF RIGHTS OF HOLDERS OF
                   COMPANY COMMON STOCK AND AMP COMMON STOCK

  If the Merger is consummated, holders of Company Common Stock will become holders of AMP Common Stock. Upon consummation of the Merger, the rights of the former Company stockholders will be governed by the laws of the Commonwealth of Pennsylvania, including the Pennsylvania Business Corporation Law of 1988, as amended (the "PBCL"), and will also be governed by the AMP Restated Articles of Incorporation (the "AMP Articles") and the AMP By-laws, as amended (the "AMP By-laws"). Certain provisions of the PBCL apply only to "registered" Pennsylvania business corporations. "Registered" corporations include corporations such as AMP, which have a class or series of voting shares registered under the Exchange Act. The rights of AMP shareholders under the AMP Articles, the AMP By-laws and the PBCL differ in certain respects from the rights of Company stockholders under the Company's Restated Articles of Organization (the "Company Articles"), the Company's By-laws (the "Company By-laws") and the MBCL. Certain differences between the rights of AMP shareholders and Company stockholders are summarized below. While the Company believes that this summary covers the material aspects of the information summarized therein, this summary does not purport to be complete and is qualified in its entirety by reference to the full text of such documents and the relevant statutory provisions. For information as to how such documents may be obtained, see "Incorporation By Reference."

STOCKHOLDER ACTION

  Under the MBCL, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing.

  Under the PBCL, an action may be authorized by the shareholders of a registered corporation without a meeting by less than unanimous written consent only if permitted by the corporation's articles of incorporation. The AMP Articles provide that any action that may be taken at a meeting of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting.

  The AMP By-laws provide that a shareholder who wishes to bring matters before AMP's annual meeting of shareholders must, in addition to any other applicable requirements, give timely written notice of such matters to AMP's Secretary (generally, not less than 30 nor more than 60 days prior to such meeting). The Company By-laws do not contain a comparable provision.

FUNDAMENTAL TRANSACTIONS

  The MBCL generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide (which the Company Articles do not) for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation's articles of organization (which the Company Articles do not), the agreement providing for a merger need not be submitted to the stockholders of a corporation surviving the merger but may be approved by vote of its directors if (x) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation, (y) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed fifteen percent of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (z) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of the MBCL governing issue of authorized but unissued capital stock.

  The PBCL generally requires approval of mergers and consolidations by a majority of the votes cast by all shareholders entitled to vote, provided that, unless otherwise required by the by-laws (which the AMP By-laws do not), shareholder approval is not required under certain circumstances, including certain situations where the shareholders of the corporations will hold at least a majority of the voting power of the surviving corporation immediately after the effective time of the merger. The PBCL generally requires approval of share exchanges, divisions, dissolutions and dispositions of all or substantially all of a corporation's assets (other than in the usual and regular course of business) by a majority of the votes cast by all shareholders entitled to vote.

  The AMP Articles provide that the following corporate actions (and any agreement, plan or resolution providing therefor) shall not be valid or binding upon AMP unless such corporate action shall have been approved in compliance with all applicable provisions of the PBCL and the AMP Articles and shall have been authorized by the affirmative vote of at least sixty-six and two-thirds percent of the votes cast by all shareholders entitled to vote thereon: (i) any merger, consolidation or share exchange to which AMP is a party, (ii) any sale, lease, exchange or other disposition of all or substantially all of AMP's properties or assets, (iii) any voluntary dissolution of AMP or (iv) any amendment to the AMP Articles. The AMP Articles, as permitted by the PBCL, except from the foregoing voting requirement any such transaction if (i) the PBCL permits corporate action with respect thereto to be taken by the Board of Directors of AMP (the "AMP Board"), or any committee thereof, and does not require a vote of shareholders or (ii) the transaction is a "business combination" (as defined in the PBCL) and is subject to a vote of shareholders in the manner prescribed by the PBCL.

SPECIAL MEETINGS

  The Company By-laws provide, as permitted by the MBCL, that special meetings of stockholders may be called by the Chairman of the Company Board or the Company's Chief Executive Officer or President or by the Directors and must be called by the Company's Clerk (or, in certain circumstances, any other officer) upon written application of one or more stockholders who hold at least forty percent in interest of the capital stock entitled to vote at such meeting.

  Under the PBCL, the shareholders of a registered corporation are not entitled by statute to call a special meeting of shareholders, except that this rule does not apply to the call of a special meeting by an interested shareholder for the purpose of approving a business combination under Pennsylvania's Business Combination Statute. The AMP By-laws provide, as permitted by the PBCL, that special meetings of the shareholders of AMP may be called by the Chairman of the AMP Board, the Chief Executive Officer or by resolution of the AMP Board.

DURATION OF PROXIES

  Under the MBCL, no proxy dated more than six months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting; provided, however, that a proxy coupled with an interest sufficient in law to support an irrevocable power, including, without limitation, an interest in the shares or in the corporation generally, may be made irrevocable if it so provides, need not specify the meeting to which it relates and shall be valid and enforceable until the interest terminates or for such shorter period as may be specified in the proxy.

  Under the PBCL, a proxy, unless coupled with an interest (the definition of which is similar to that under the MBCL), is revocable at will. An unrevoked proxy will not be valid after three years from the date of its execution unless a longer time is expressly provided in the proxy. The PBCL provides that a proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the secretary of the corporation.

RIGHT OF STOCKHOLDERS TO INSPECT RECORDS

  The MBCL requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original, or attested copies of, the corporation's articles of organization, by-laws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record address and the amount of stock held by each. The MBCL further provides that if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholders with the record address and amount of stock held by each, such officer or agent or the corporation will be liable to any stockholder for actual damages sustained by reason of such refusal or neglect. However, in an action for damages or a proceeding in equity under the foregoing provision by reason of the refusal or neglect to permit inspection, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of stockholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights. In addition to the rights of inspection provided by the MBCL, a stockholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. In petitioning for such an order, the granting of which is discretionary, the stockholder has the burden of demonstrating (a) that he is acting in good faith and for the purposes of advancing the interests of the corporation and protecting his own interest as a stockholder and (b) that the requested documents are relevant to those purposes. The Company By-laws provide for shareholder inspection rights consistent with the MBCL.

  Under the PBCL, every shareholder has a right to examine, in person or by agent or attorney, during the usual hours of business for any proper purpose, the share register (listing the names and addresses of all shareholders and the number and class of shares held by each), books and records of account, and the records of the proceedings of the incorporators, shareholders and directors and to make copies of such materials. In order to exercise the foregoing right, the shareholder must submit a written verified demand to the corporation stating the purpose for which examination of the corporate books and records is being sought. For the purposes of this provision of the PBCL, a "proper purpose" is one that is reasonably related to the interest of the person making the demand as a shareholder. Upon refusal of the corporation (or its agent or an officer of the corporation) to permit the inspection demanded by a shareholder, or of a failure to reply to the shareholder's request within five business days after the demand has been made, the shareholder may apply to a court to compel the inspection. In addition to the inspection rights granted under the PBCL (which may not be limited by a provision in the corporation's articles of incorporation), under the common law and subject to the corporation's articles of incorporation, a shareholder has the right to inspect corporate books and papers for a proper purpose.

PREEMPTIVE RIGHTS

  Under the MBCL, no stockholder of a corporation has any preemptive right to acquire stock of a corporation except to the extent provided in such corporation's articles of organization or in a by-law adopted by and subject to amendment only by its stockholders. Neither the Company Articles nor the Company By-laws provide for such a preemptive right.

  Under the PBCL, preemptive rights can only be granted by a provision in the corporation's articles of incorporation. The AMP Articles do not provide for preemptive rights and no holder of any share of AMP Common Stock has any preemptive rights to purchase any additional stock or other securities issued by AMP.

DIVIDENDS AND DISTRIBUTIONS

  Both the MBCL and the PBCL provide that dividends may be paid in cash, property or shares of the corporation's capital stock.

  Under the MBCL, the directors of a corporation will be jointly and severally liable if a payment of dividends or a repurchase of a corporation's stock is
(i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a stockholder who pays more than his proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

  Under the PBCL and subject to the corporation's by-laws, the directors of a corporation may be jointly and severally liable to the corporation for a corporate distribution (including a distribution made in connection with the repurchase or redemption of shares of stock) if and to the extent that, after giving effect to such distribution, (i) the corporation would be unable to pay its debts as they become due in the usual course of business or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus the aggregate dissolution rights of all shareholders whose rights are superior to the class receiving the distribution. Any director held liable in this regard is entitled to contribution from all other liable directors and from any shareholder who accepted the distribution knowing it was in excess of legal limits, in proportion to the amounts received by such shareholder. The Board of Directors may base its determination of total assets and total liabilities on any factors it considers relevant, including the book values of the corporation's assets and liabilities as reflected on its books and records, unrealized appreciation and depreciation of the corporation's assets or the current value of the corporation's assets and liabilities, either valued separately or valued in segments or in an entirety as a going concern.

COMMON STOCK PURCHASE RIGHTS

  The Company Rights are currently attached to and trade with the Company Common Stock. The Company Rights were issued to help ensure that all stockholders receive fair and equal treatment in the event of any proposal to acquire control of the Company. Each Company Right entitles the holder to purchase eight-tenths of one share of Company Common Stock at an exercise price of $60 per share, subject to adjustment. The Company Rights will trade separately and become exercisable only if a person or group (a "Company Acquiring Person") acquires or announces an offer to acquire 10% or more of the outstanding Company Common Stock, subject to certain exceptions. Thereafter, if such an acquisition is made, each holder of a Company Right, with certain exceptions, would be entitled upon exercise of such Company Right to receive such number of shares of Company Common Stock having a market value equal to
1.6 times the exercise price of the Company Right. In addition, if, after such time as an acquiror of shares of Company Common Stock becomes a Company Acquiring Person, (i) the Company consolidates with, or merges with and into, another entity, (ii) any entity consolidates with the Company, or merges with and into the Company and the Company is the surviving corporation in such merger but all or part of the Company Common Stock is changed into or exchanged for securities of the other person or other property or (iii) the Company sells or transfers 50% or more of its assets, cash flow or earning power, each holder of a Company Right, with certain exceptions, would be entitled upon exercise of such Company Right to receive such number of shares of common stock of the acquiror having a value equal to 1.6 times the exercise price of the Company Right. The Company may lower the 10% threshold, exempt certain acquisitions, or redeem the Company Rights at $.01 per Company Right under certain circumstances. The rights will expire on August 7, 1996. The Company has agreed to redeem the Company Rights as of the Effective Time. See "The Merger--The Merger Agreement--Rights Agreement."

  In 1989, AMP adopted a Shareholder Rights Plan (the "AMP Shareholder Rights Plan") and distributed to its shareholders, with respect to each outstanding share of AMP Common Stock held, one right (an "AMP Right") to purchase one share of AMP Common Stock at a purchase price of $175, subject to adjustment. The purchase price was adjusted to $87.50 to reflect AMP's 2-for-1 stock split which was effected on March 2, 1995. The AMP Rights will remain attached to the AMP Common Stock and are not exercisable except under the limited circumstances set forth in the AMP Shareholder Rights Plan and relating generally to the acquisition of, or tender for, 20% or more of the outstanding AMP Common Stock. If such circumstances occur, the AMP Rights will separate from the AMP Common Stock and become exercisable. If, subsequently, a person actually acquires beneficial ownership of 20% or more of the AMP Common Stock (an "Acquiring Person"), except pursuant to an offer for all outstanding shares of AMP Common Stock which the independent directors of AMP determine, after receiving advice from one or more investment banking firms, to be fair to and otherwise in the best interests of AMP and its shareholders (a "Qualifying Offer"), each AMP Right (except those held by such Acquiring Person) will become exercisable for such number of shares of AMP Common Stock (or, in certain circumstances, a reasonable substitute therefor) having a market value equal to twice the exercise price of the AMP Right. In addition, if, after such time as an acquiror of shares of AMP Common Stock becomes an Acquiring Person,
(i) AMP is acquired in a merger or other business combination transaction in which AMP is not the surviving corporation (other than a merger which follows a Qualifying Offer and satisfies certain other requirements), (ii) AMP is acquired in a merger or other business combination transaction in which AMP is the surviving corporation but all or part of the AMP Common Stock is changed into or exchanged for securities of the other person or other property, or
(iii) 50% or more of AMP's assets, cash flow or earning power is sold or transferred, each AMP Right will become exercisable for such number of shares of common stock of the acquiror having a value equal to twice the exercise price of the AMP Right. The AMP Rights expire on November 6, 1999 unless earlier redeemed by AMP for $.005 per AMP Right. AMP may redeem the AMP Rights at any time until 10 business days after a person has become an Acquiring Person. Until the AMP Rights separate from the AMP Common Stock, each new share of AMP Common Stock issued will have an AMP Right attached. The AMP Rights do not have voting or dividend rights and, until they become exercisable, have no dilutive effect on the earnings of AMP.

LOANS TO DIRECTORS

  The MBCL provides that directors who vote for, and the officers who knowingly participate in, any loan of any assets of a corporation to any of its officers or directors are jointly and severally liable to the corporation for any portion of such loan which is not repaid, unless a majority of the directors who are not direct or indirect recipients of such loan or the holders of a majority of the shares entitled to vote for directors (which holders are not direct or indirect recipients of such loan) shall have approved or ratified the making of such loan as one which in the judgment of such directors or such holders may reasonably be expected to benefit the corporation. The PBCL permits loans, guarantees or other obligations by a corporation to its directors, officers or employees but the PBCL does not contain a provision similar to the foregoing MBCL provision.

CLASSIFICATION OF THE BOARD OF DIRECTORS

  The MBCL requires classification of a public corporation's board of directors into three classes (each having a three year term) and imposes certain other obligations, unless the directors of such public corporation elect by vote to be exempt from such requirement or stockholders of such public corporation at a meeting duly called for such purpose elect to be exempt from such requirement by a vote of two-thirds of each class of stock outstanding. Neither the stockholders nor the directors of the Company have elected that the Company be exempt from such requirement.

  Although the PBCL permits classification of a board of directors if the articles of incorporation or by-laws so provide, neither the AMP Articles nor the AMP By-laws provide for a classified board, and all members of the AMP Board stand for election each year.

NUMBER OF DIRECTORS

  The MBCL provides that the number of members of a classified board of directors shall be fixed only by a vote of the board of directors. The Company By-laws provide that the number of directors of the Company shall be not less than three nor more than 17. The Company Board currently consists of eight directors, with one vacancy resulting from the retirement of a director effective April 1, 1995.

  The PBCL provides that the board of directors shall consist of one or more members, and that the number of directors shall be fixed by, or in the manner provided in, the by-laws. If the number of directors is not so fixed, the number of directors shall be the same as that stated in the articles of incorporation, or three if no number is so stated. The AMP Articles provide that the number of directors shall be not less than three as may be fixed from time to time by the AMP By-laws or in the manner prescribed therein. The AMP By-laws provide that the number of directors shall be not less than three, with the actual number of directors to be determined from time to time by the AMP Board. The AMP Board currently consists of 11 directors.

CUMULATIVE VOTING

  None of the MBCL, the Company Articles or the Company By-laws provides for cumulative voting for the election of directors.

  Under the PBCL, shareholders have a right to cumulate their votes in the election of directors unless the articles of incorporation provide otherwise. The AMP Articles provide that the shareholders of AMP are not entitled to cumulative voting in the election of directors.

DUTIES OF DIRECTORS

  Both the MBCL and the PBCL specifically permit a board of directors to consider constituencies other than the holders of a corporation's capital stock when taking any action.

  The MBCL states that, in determining what a director reasonably believes to be in the best interest of the corporation, a director may consider the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state, region and nation, community and societal considerations, and the long-term and short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

  Under the PBCL, in discharging the duties of their respective positions, the board of directors, committees of the board and individual directors of a corporation may, in considering the best interests of the corporation, consider to the extent they deem appropriate: (i) the effects of any action upon any or all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other establishments of the corporation are located, (ii) the short-term and long-term interests of the corporation, including benefits that may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the continued independence of the corporation, (iii) the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation and (iv) all other pertinent factors. The PBCL does not require the board of directors, committees of the board and individual directors, in considering the best interests of the corporation or the effects of any action, to regard any corporate interest or the interests of any particular group affected by such action as a dominant or controlling interest or factor.

INTERESTED DIRECTOR OR OFFICER TRANSACTIONS

  The PBCL provides that no transaction between a corporation and one or more of its directors or officers, or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for that reason, nor will such a transaction be void or voidable solely because the director or officer is present at or votes at the meeting of the board of directors or committee which authorizes the transaction, provided that (i) the material facts as to the relationship or interest and as to the transaction are disclosed or are known to the board of directors and the board authorizes the transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors are less than a quorum, (ii) the material facts as to the interested director's or officer's relationship or interest and as to the transaction are disclosed or are known to the shareholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of those shareholders or (iii) the transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or the shareholders. The PBCL permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board that authorizes an interested director or officer transaction.

  The MBCL does not contain a provision comparable to the PBCL statute, but the Company By-laws provide generally that (i) no director or officer of the Company shall be liable to the Company by reason of any transaction entered into by the Company in which such director or officer has a conflict of interest or by reason of such director's or officer's failure to disclose such conflict, nor shall any such director or officer be obligated to disclose any such conflict; (ii) no director or officer of the Company shall be disqualified from participating in any transactions entered into by the Company, and no such transaction shall be affected or invalidated by reason of such director's or officer's conflict of interest or failure to disclose such conflict; and (iii) no transaction entered into by the Company in which a director or officer of the Company has a conflict of interest, and no conduct by a director or officer of the Company, shall result in liability of such director or officer to the Company or be void or voidable if such transaction shall have been authorized, or shall be or have been at any time ratified or approved, by an affirmative vote of the holders of record (not excluding any such director or officer or any holder with which such director or officer is affiliated) of not less than the proportion of the voting stock of the Company as is required to effect action by the stockholders at any annual or special meeting. For the purposes of the foregoing provisions of the Company By-laws, the term "officer" includes, in addition to the officers of the Company enumerated in the Company By-laws, all other persons elected or appointed to serve in similar and certain other capacities.

LIMITATIONS ON DIRECTORS' LIABILITY

  Both the MBCL and the PBCL permit a corporation to limit or eliminate a director's personal liability to the corporation or the holders of its capital stock for breach of duty. In Massachusetts, this limitation may be provided for in a corporation's articles of organization. However, under the MBCL, this limitation is generally unavailable for acts or omissions by a director which
(i) were in violation of such director's duty of loyalty, (ii) were in bad faith or which involved intentional misconduct or a knowing violation of law or
(iii) involved a financial profit or other advantage to which the director was not legally entitled. The MBCL also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions which occur when a corporation is, or which render a corporation, insolvent.

  The PBCL permits a corporation to provide in a by-law adopted by its shareholders that a director shall not be personally liable for monetary damages for any action taken (subject to certain exceptions) unless the director has breached or failed to perform the duties of his or her office under the PBCL and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

  The Company Articles and the AMP By-laws provide for limitations on directors' liability as permitted by the MBCL and the PBCL, respectively.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Under both the MBCL and the PBCL, corporations are authorized to indemnify directors, officers, employees and certain others within prescribed limits.

  Under the MBCL, indemnification of directors and officers may be provided by a corporation to whatever extent shall be specified in or authorized by (i) the articles of organization, (ii) a by-law adopted by the stockholders or (iii) a vote adopted by a majority of the shares of stock entitled to vote on the election of directors. However, the MBCL does not permit indemnification with respect to any matter as to which the director or officer has been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The MBCL does not prohibit or limit indemnification for judgments in actions by or in the right of the corporation.

  Under the PBCL and subject to a corporation's by-laws, a corporation may indemnify any person acting as a representative of the corporation against liabilities and expenses incurred in such capacity (except in the case of an action by or in the right of the corporation) provided certain standards are met, including good faith and the belief that the particular action or failure to take action is in, or not opposed to, the best interests of the corporation and, with respect to a criminal proceeding, that such person had no reasonable cause to believe that his or her conduct was unlawful. In the case of actions against any person by or in the right of the corporation, indemnification is available only for expenses incurred; however, such indemnification is not available if the person otherwise entitled to indemnification shall have been adjudged to be liable to the corporation, unless a court determines that despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses that the court deems proper. A corporation is required to indemnify representatives of the corporation against expenses they may incur defending actions against them in such capacities if they are successful on the merits or otherwise in defense of such actions. In all other cases, if a representative of the corporation acted, or failed to act, in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, indemnification is discretionary, except as may be otherwise provided by a corporation's by-laws, vote of shareholders or of disinterested directors. Indemnification so otherwise provided may not, however, be made if the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

  Both the MBCL and the PBCL permit expenses (including attorney's fees) incurred in defending any such action to be paid by the corporation in advance of the final disposition of the action upon receipt of an undertaking by the person seeking indemnification to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. In addition, in both states, the statutory provisions for indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled independently of the applicable statutory provisions, and corporations may, among other things, procure insurance for indemnified persons.

  Both the Company By-laws and the AMP By-laws currently provide for mandatory indemnification of directors and officers and advancement of indemnified expenses to the extent permitted by the MBCL and the PBCL, respectively. The AMP By-laws also permit indemnification of its employees and agents and expressly empower the AMP Board to authorize AMP to purchase and maintain insurance or similar protection on behalf of any person who is or was a director, officer, employee or agent of AMP against any liability asserted against such person arising out of such person's status as such, whether or not AMP would have the power to indemnify such person against liability under applicable law. The AMP By-laws also empower the AMP Board to authorize AMP to enter into indemnification agreements with its directors, officers, employees and agents and to give other indemnification to the extent not prohibited by applicable law. The Company By-laws permit indemnification of any employee or agent of the Company to the extent authorized from time to time by a majority of its disinterested directors.

NOMINATION OF DIRECTORS

  The AMP By-laws provide that a shareholder who wishes to nominate a person for election to the AMP Board at the annual meeting of shareholders must give timely written notice of such nomination to AMP's Secretary (generally, at least 60 days in advance of such annual meeting). In the case of a nomination relating to an election to be held at a special meeting of stockholders, in order to be timely, such written notice must be given by the close of business on the tenth day following the day on which notice of the date of such special meeting was mailed to shareholders of AMP or public disclosure was made, whichever occurs first. The Company By-laws do not contain comparable provisions.

REMOVAL OF DIRECTORS

  Under the MBCL, in the case of a public company such as the Company which has not elected to be exempt from the provision of the MBCL that requires a classified board, directors may be removed by the stockholders only for cause by the affirmative vote of a majority of the shares entitled to vote in the election of directors. In addition, the Company Articles, as permitted by the MBCL, provide that directors may be removed by the Company Board only for cause by the affirmative vote of a majority of the directors then in office. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

  The PBCL provides that the board of directors may be removed with or without cause by the unanimous vote or consent of the shareholders entitled to vote thereon and that, unless a by-law adopted by the shareholders requires otherwise, the entire board of directors, or any class of directors, in the case of a classified board, or any individual director, may be removed, with or without cause, by the affirmative vote of a majority of the votes cast by such shareholders. As permitted by the PBCL, the AMP By-laws provide that removal of a director by shareholders may only be for cause, except that the entire Board may be removed at any time, with or without cause, by the unanimous vote or consent of the AMP shareholders. The AMP By-laws also provide that, as permitted by the PBCL, the AMP Board may remove a director for cause or if, within sixty days after notice of a director's election, such director does not accept such office in writing or by attending a meeting of the board of directors and fulfill such other requirements of qualification as the AMP By-laws may specify.

VACANCIES

  Under the MBCL, in the case of a classified board (such as the Company's), any vacancy in the board of directors, including a vacancy resulting from the enlargement of the board of directors, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum of directors.

  Under the PBCL, except as otherwise provided in the by-laws (which the AMP By-laws do not), (i) vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining directors though less than a quorum of directors, or by a sole remaining director, and (ii) when one or more directors resign from the board of directors effective at a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

AMENDMENTS TO BY-LAWS

  The MBCL provides that by-laws may be made, amended or repealed by stockholders, provided that, if authorized by the articles of organization, the by-laws may provide that the directors may also make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law, or in accordance with the articles of organization or the by-laws, requires action by the stockholders. The Company Articles provide that the directors may make, amend or repeal the Company By-laws in whole or in part except with respect to any provision of the Company By-laws which by law or the Company By-laws requires action by the stockholders. The Company By-laws provide that any such action with respect to the Company By-laws may be taken by a two-thirds vote of the directors. Under the MBCL and the Company By-laws, any by-law adopted by the directors may be amended or repealed by the stockholders.

  Under the PBCL, shareholders generally (by a majority of the votes cast by shareholders entitled to vote) and, where provided in the articles of incorporation or by-laws and subject to certain limitations, the directors of the corporation, have the power to adopt, amend and repeal the by-laws. The AMP By-laws provide that any by-law in the AMP By-laws may be altered or repealed by the AMP Board and that the shareholders or the AMP Board may adopt new by-laws, except that the board of directors may not adopt, alter or repeal by-laws that the PBCL specifies may be adopted only by shareholders, and the board of directors may not alter or repeal any by-law adopted by shareholders which prescribes that such by-law shall not be altered or repealed by the AMP Board.


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

AMENDMENTS TO CHARTER

  Under the MBCL, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of capital stock of any authorized class, (ii) a change in the par value of authorized shares with par value, or any class thereof, (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value, (iv) certain changes in the number of authorized shares (or any class thereof) or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide (and the Company Articles do not), a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon may be sufficient. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

  To amend a Pennsylvania corporation's articles of incorporation, the PBCL requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class, unless a greater vote is otherwise specified in such corporation's articles of incorporation or the PBCL. Under the PBCL, the shareholders of a registered corporation are not entitled to propose an amendment to the corporation's articles of incorporation. The AMP Articles provide that any amendment thereto must be authorized by the affirmative vote of at least sixty-six and two-thirds percent of the votes cast by all shareholders entitled to vote thereon.

DISSENTERS' RIGHTS OF APPRAISAL

  Both the MBCL and the PBCL grant appraisal rights to shareholders in the case of, among other things, a merger or consolidation or a sale of all or substantially all of the corporation's assets. The MBCL also provides appraisal rights in the event of certain amendments to the articles of organization to shareholders whose rights are adversely affected thereby. See "The Merger-- Appraisal Rights." Under the PBCL, however, unless the corporation's board of directors or by-laws provide otherwise, the holders of a class or series of shares that are listed on a national securities exchange or held of record by more than 2,000 shareholders do not have appraisal rights in a transaction in which such shares are converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares, except that shares of a preferred or special class will have appraisal rights unless such class is given a class vote on the transaction.

  Under the PBCL, among other procedural requirements, a shareholder's written notice of his intention to demand appraisal must be received by the corporation before the taking of the vote on the matter giving rise to appraisal rights and such holder must refrain from voting his shares in approval of the matter giving rise to appraisal rights. The procedural requirements under the MBCL are similar, except that the notice of intention to demand appraisal must be coupled with a written objection to the proposed action. See "The Merger-- Appraisal Rights."

BUSINESS COMBINATION STATUTES

  Under the Massachusetts statute on Business Combinations with Interested Shareholders, a corporation is prohibited from engaging in certain business combinations (as defined by the statute to include certain mergers and consolidations, dispositions of assets and issuances of securities, as well as certain other transactions) with an interested stockholder (as defined by the statute generally to include holders of five percent or more of the outstanding stock of the corporation) for a period of three years following the date that such stockholder became an interested stockholder, except under certain circumstances, which include prior approval by the board of directors of the business combination or the transaction which resulted in the stockholder becoming an interested stockholder (as occurred in connection with the Merger), or subsequent approval of the business combination by the board of directors and by a vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. The Massachusetts statute includes an exception to the prohibitions of the statute if, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned 90% or more of the voting stock of the corporation.

  Under the Massachusetts statute, the restrictions of the statute will not apply to any corporation which, by action of its stockholders, adopts an amendment to its articles of organization or by-laws expressly electing not to be governed by such statute. However, such amendment will not be effective until 12 months after its adoption and will not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. The Company has not adopted such an amendment to the Company Articles or the Company By-laws.

  Subject to certain qualifications and limitations, the PBCL provides that any person who acquires directly or indirectly beneficial ownership of 20% or more of a registered corporation's voting stock (thereby becoming an "interested shareholder") may not engage in a wide range of business combinations (the definition of which is similar to that under the Massachusetts statute) with the corporation unless (i) prior to the date on which the person becomes an interested shareholder, the board of directors approves the business combination or the purchase of shares that caused the person to become an interested shareholder, (ii) the business combination is approved by the affirmative vote of all of the holders of all outstanding common shares, (iii) the business combination is approved by the affirmative vote of the holders of a majority of all shares entitled to vote in an election of directors of the corporation, but excluding all shares beneficially held by the interested shareholder and its affiliates and associates, at a meeting called at least five years after the date the person becomes an interested shareholder, (iv) the interested shareholder holds 80% or more of the votes that all shareholders would be entitled to cast in an election of directors of the corporation and the business combination is approved by the affirmative vote of the holders of a majority of all shares entitled to vote in an election of directors of the corporation, but excluding all shares beneficially held by the interested shareholder and its affiliates and associates, at a meeting held at least three months after the interested shareholder acquired such 80% interest, provided that the fair price and procedural requirements set forth in the PBCL are satisfied or (v) the business combination is approved by the shareholders at a meeting called at least five years after the date the person becomes an interested shareholder, provided that the fair price and procedural requirements set forth in PBCL are satisfied. Under the Pennsylvania statute, the restrictions of the statute will not apply to any corporation which, by action of its stockholders, adopts an amendment to its articles of incorporation expressly electing not to be governed by such statute. However, such amendment will not be effective until 18 months after its adoption and will not apply to any business combination between such corporation and any person who became an interested shareholder of such corporation on or prior to such adoption. AMP has not adopted such an amendment to the AMP Articles.

  The PBCL contains an additional provision governing transactions between an interested shareholder and a registered corporation, except that, for the purposes of this additional provision, an "interested shareholder" is generally defined as a shareholder (and its affiliates) who is a party to the transaction or who is treated differently from other shareholders. This provision of the PBCL provides that, subject to certain limitations and qualifications, certain transactions between a registered corporation and an interested shareholder (including a merger, consolidation, share exchange, asset sale, division, certain dissolutions and certain reclassifications of securities) shall require the affirmative vote of a majority of the votes that all shareholders other than the interested shareholder are entitled to cast with respect to the transaction, unless (i) such transaction has been approved by a majority vote of the board of directors (excluding certain directors related to the interested shareholder or nominated for election as a director by the interested shareholder and first elected as a director within 24 months of the proposed transaction), (ii) the consideration to be received by the shareholders for shares of any class of which shares are owned by the interested shareholder is not less than the highest amount paid by the interested shareholder in acquiring shares of such class or (iii) in the case of a merger or consolidation, is pursuant to a plan adopted by the corporation's board of directors and immediately prior to such adoption and at all times thereafter prior to the transaction's effective date, another corporation that is a party to the merger or consolidation owns 80% or more of the outstanding shares of each class of the other corporation that is a party to the merger or consolidation.

DISGORGEMENT OF PROFITS BY CERTAIN SHAREHOLDERS

  Under the PBCL, subject to a corporation's by-laws or articles of incorporation and to certain qualifications and limitations, any profits realized by any "controlling person" from the disposition of any equity security of a registered corporation belong to, and are recoverable by, the corporation if the profit is realized from the disposition of the equity security within 18 months after the person obtained the status of a controlling person and the equity security had been acquired by the controlling person within 24 months prior to or 18 months subsequent to the obtaining by the person of the status of a controlling person. For this purpose, a "controlling person" is generally a person who has (i) acquired, offered to acquire or, directly or indirectly, publicly disclosed or caused to be disclosed the intention of acquiring, at least 20% of the voting power of the corporation, or (ii) publicly disclosed or caused to be disclosed that such person may seek to acquire control of the corporation. Neither the AMP By-laws nor the AMP Articles contain a provision limiting the application of the "disgorgement" provisions of the PBCL to AMP. The MBCL does not have a comparable provision.

CONTROL SHARE ACQUISITION STATUTE

  Under the Massachusetts control share acquisition statute for Massachusetts corporations, a person who acquires beneficial ownership of shares of stock of a corporation in a threshold amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (i) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (ii) any shares owned by any officer of the corporation and (iii) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires in crossing the foregoing thresholds. The statute does not require that such person consummate the purchase before the stockholder vote is taken.

  Similarly, under the PBCL, subject to certain qualifications and limitations, a person who engages or proposes to engage in a control share acquisition (the definition of which is similar to that under the Massachusetts statute) of shares of a registered corporation is denied the right to vote shares acquired in the control share acquisition as well as certain other shares beneficially owned by such person unless a resolution granting such voting rights is approved at a meeting of shareholders by the affirmative vote of a majority of (i) all "disinterested shares" of the corporation and (ii) all voting shares of the corporation. "Disinterested shares" are generally those shares beneficially held for certain specified periods (prior to the record date for the meeting called to vote on the restoration of voting rights) by persons other than (i) a person who makes or proposes to make a control share acquisition, (ii) executive officers or directors who are also officers of the corporation and (iii) certain specified employee stock plans of the corporation.

  Under the PBCL, a registered corporation may, under certain circumstances (and unless prohibited by such corporation's articles of incorporation) and within 24 months after the date of the control share acquisition or 24 months after the date that a shareholder vote regarding the restoration of voting rights of such shares (i) denies such voting rights or (ii) grants such voting rights and such rights lapse in accordance with the PBCL, redeem all shares acquired by an acquiring person in a control share acquisition and certain other shares beneficially owned by such person at the price at which the shares traded on a national securities exchange.

  The MBCL permits, to the extent authorized by a corporation's articles of organization or by-laws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (i) no control acquisition statement is delivered by the acquiring person or
(ii) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the stockholders in accordance with applicable law.

  The Massachusetts control share acquisition statute permits a Massachusetts corporation to elect not to be governed by the statute's provisions by including a provision in the corporation's articles of organization or by-laws pursuant to which the corporation opts out of the statute. The Company By-laws contain an opt out provision, which was adopted in connection with the adoption by the Company Board of the Merger Agreement. AMP has not taken any corporate action to opt out of the provisions of the PBCL governing control share acquisitions.

CONTROL TRANSACTION

  The Massachusetts statute governing control share acquisitions provides that, unless otherwise expressly provided in a corporation's articles of organization or by-laws, if voting rights are authorized for shares acquired in a control share acquisition and, as a result of such acquisition, the person making such acquisition has acquired beneficial ownership of shares that, when added to all other shares of the corporation beneficially owned by such person, entitle such person to vote (or direct the voting of) shares of such corporation having a majority or more of all voting power in the election of directors, then each stockholder of the corporation (other than the person making the control share acquisition) who has not voted in favor of authorizing the foregoing voting rights may demand appraisal rights pursuant to the MBCL. See "The Merger-- Appraisal Rights." As indicated above, as permitted by the Massachusetts control share acquisition statute, the Company has opted out of the provisions of such statute.

  The PBCL provides that any holder of voting shares of a registered corporation who objects to a "control transaction" will be entitled to make a written demand on the "controlling person" for payment of the fair value of the voting shares of the corporation held by the shareholder as determined pursuant to the PBCL and such controlling person shall be required to pay that amount in cash to such shareholder. A "control transaction" is defined as the acquisition by a person of the status of a "controlling person." For this purpose, a "controlling person" is generally defined as a person who has voting power over voting shares of the registered corporation that would entitle the holder thereof to cast at least 20% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation. AMP has not taken any corporate action to opt out of the foregoing provision of the PBCL.

                                 LEGAL OPINION

  The validity of the shares of AMP Common Stock offered by this Proxy Statement-Prospectus will be passed upon for AMP by Charles W. Goonrey, Vice President, General Legal Counsel of AMP.

  As of May 19, 1995, Mr. Goonrey owned (i) 5,085 shares of AMP Common Stock,
(ii) options to purchase an additional 12,000 shares of AMP Common Stock and
(iii) 4,100 stock appreciation rights entitling Mr. Goonrey to benefit from an increase in the per share price of AMP Common Stock.

                                    EXPERTS

  The consolidated financial statements and related schedules of the Company incorporated in this Proxy Statement-Prospectus by reference to the Company 10-K have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

  With respect to the unaudited consolidated financial information of the Company for the three month periods ended January 1, 1994, April 2, 1994, December 31, 1994 and April 1, 1995 incorporated by reference in this Proxy Statement-Prospectus, Price Waterhouse LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate reports dated February 4, 1994, April 25, 1994, February 27, 1995 and April 27, 1995 incorporated by reference herein, state that they did not audit and they do not express an opinion on that unaudited consolidated financial information. Price Waterhouse LLP has not carried out any significant or additional audit tests beyond those which would have been necessary if their reports had not been included. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Price Waterhouse LLP is not subject to the liability provisions of section 11 of the Securities Act for their reports on the unaudited consolidated financial information because those reports are not "reports" or "parts" of the registration statement prepared or certified by Price Waterhouse LLP within the meaning of sections 7 and 11 of the Securities Act.

  Representatives of Price Waterhouse LLP are expected to be present at the Special Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  The consolidated financial statements of AMP included in AMP's Annual Report on Form 10-K for its fiscal year ended December 31, 1994, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing and in giving such reports.

                       AMENDMENTS TO THE COMPANY BY-LAWS

  On March 10, 1995, the Company Board amended Article Fourth of the Company By-laws to make the Massachusetts control share acquisition statute of the Massachusetts General Laws ("Chapter 110D") inapplicable to the Company by deleting Section 5 of Article Fourth of the Company By-laws in its entirety and inserting in lieu thereof the following new Section 5 of Article Fourth:

    "Section 5. Massachusetts Chapter 110D. Until such time as this Section 5 of Article Fourth shall be repealed or these By-Laws shall be amended in accordance with Article Twelfth hereof to provide otherwise, the provisions of Chapter 110D of the Massachusetts General Laws shall not apply to "control share acquisitions" of the Corporation within the meaning of said Chapter 110D."

Chapter 110D provides that a person who makes a bona fide offer to acquire, or acquires, shares of stock of a corporation in an amount equal to or greater than certain specified thresholds must obtain the approval of a majority of shares held by all stockholders. See "Comparison of Rights of Holders of Company Common Stock and AMP Common Stock--Control Share Acquisition Statute" and "Comparison of Rights of Holders of Company Common Stock and AMP Common Stock--Control Transactions."

  In addition, on February 14, 1995, the Company Board amended Article First,
Section 1 of the Company By-laws by adding the following text at the end of the first sentence of Article First, Section 1: "or such other date as shall be determined from time to time by the Board of Directors." This amendment allows the annual meeting of stockholders to be held, in addition to the date specified in the Company By-laws as in effect prior to such amendment, on such other date as shall be determined from time to time by the Company Board.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING
                            OF COMPANY STOCKHOLDERS

  If the Merger is not consummated, it is currently anticipated that the 1996 Annual Meeting of Stockholders of the Company will be held on or about February 21, 1996. If such meeting is held, stockholder proposals intended to be presented at such meeting must by received by the Company not later than August 25, 1995 for inclusion in the proxy materials for such meeting.

                                                                      APPENDIX A

                                                                       CONFORMED


                          AGREEMENT AND PLAN OF MERGER

                              DATED MARCH 10, 1995


                                     AMONG


                                AMP INCORPORATED

                                AMP MERGER CORP.

                                      AND

                                 M/A-COM, INC.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 ARTICLE I    THE MERGER.................................................    A-1
    1.1       The Merger.................................................    A-1
    1.2       Consummation of the Merger.................................    A-1
    1.3       Effects of the Merger......................................    A-1
    1.4       Articles of Organization; Bylaws...........................    A-2
    1.5       Directors and Officers.....................................    A-2
    1.6       Time and Place of Closing..................................    A-2
 ARTICLE II   CONVERSION AND EXCHANGE OF SHARES..........................    A-2
    2.1       Conversion of Shares.......................................    A-2
    2.2       Exchange Procedures........................................    A-3
    2.3       Dividends and Distributions................................    A-4
    2.4       No Fractional Securities...................................    A-5
    2.5       Adjustment of Exchange Rate................................    A-5
    2.6       Transfers Following the Effective Time.....................    A-5
 ARTICLE III  REPRESENTATIONS AND WARRANTIES.............................    A-5
    3.1       General Statement..........................................    A-5
    3.2       Representations and Warranties of Parent and Merger Sub....    A-5
    3.3       Representations and Warranties of the Company..............    A-9
 ARTICLE IV   CONDUCT OF BUSINESS PENDING THE MERGER.....................   A-14
    4.1       Obligations of Each of the Parties.........................   A-14
    4.2       The Company's Obligations..................................   A-14
    4.3       Parent's Obligations.......................................   A-16
 ARTICLE V    ADDITIONAL AGREEMENTS......................................   A-17
    5.1       Registration Statement; Proxy Statement; Auditors' Letters;
                 Other Regulatory Matters................................   A-17
    5.2       Alternative Proposals......................................   A-18
    5.3       Indemnification and Insurance..............................   A-19
    5.4       Certain Benefits...........................................   A-20
    5.5       Pooling; Reorganization....................................   A-21
    5.6       Rights Agreement...........................................   A-21
 ARTICLE VI   CONDITIONS TO CLOSING; CLOSING DELIVERIES..................   A-22
    6.1       Conditions to Each Party's Obligations.....................   A-22
    6.2       Conditions to the Company's Obligations....................   A-22
    6.3       Conditions to Parent's Obligations.........................   A-23
    6.4       Closing Deliveries.........................................   A-24
 ARTICLE VII  TERMINATION/EFFECT OF TERMINATION..........................   A-25
    7.1       Right to Terminate.........................................   A-25
    7.2       Certain Effects of Termination.............................   A-25
 ARTICLE VIII MISCELLANEOUS..............................................   A-26
    8.1       Non Survival of Representations, Warranties and Agreements.   A-26
    8.2       Amendment..................................................   A-26
    8.3       Publicity..................................................   A-26
    8.4       Notices....................................................   A-26
    8.5       Expenses; Transfer Taxes; Certain Payments.................   A-27
    8.6       Entire Agreement; Representations and Warranties...........   A-28

                                                                            PAGE
                                                                            ----
    8.7  Extension; Waiver................................................  A-28
    8.8  Counterparts.....................................................  A-28
    8.9  Severability.....................................................  A-28
    8.10 Applicable Law...................................................  A-28
    8.11 Binding Effect; Benefit..........................................  A-28
    8.12 Assignability....................................................  A-28
    8.13 Governmental Reporting...........................................  A-28
    8.14 Consent to Jurisdiction..........................................  A-28
    8.15 Definitions......................................................  A-29
    8.16 Headings.........................................................  A-30
    8.17 Interpretation...................................................  A-30

                          AGREEMENT AND PLAN OF MERGER

  This AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into on March 10, 1995 among AMP INCORPORATED, a Pennsylvania corporation ("Parent"), AMP MERGER CORP., a Massachusetts corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and M/A-COM, INC., a Massachusetts corporation (the "Company").

                                    RECITALS

  A. The Company and its subsidiaries are a supplier to the wireless telecommunications, surveillance and the defense-related industries of radio frequency, microwave and millimeter wave semiconductors, components and subsystems, utilizing advanced circuit and semiconductor technologies, for systems applications in wireless communications, sensor systems, radar, navigation, missile guidance, electronic warfare and surveillance in air, ground, sea and space environments.

  B. The respective boards of directors of Parent, Merger Sub and the Company, and Parent as the sole stockholder of Merger Sub, have approved the merger of Merger Sub with and into the Company (the "Merger") on the terms and subject to the conditions set forth in this Agreement and in accordance with the Massachusetts Business Corporation Law (the "MBCL").

  C. Merger Sub and the Company intend that the Merger will be treated as a tax free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that this Agreement shall constitute a plan of reorganization for the purposes of Section 368 of the Code and that the Merger will be treated as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16.

  D. It is the understanding of all the parties hereto that Parent seeks, as a result of the Merger, to acquire the Company, its subsidiaries and all of their respective assets and liabilities, subject to the terms and conditions of this Agreement.

                                   AGREEMENTS

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                   The Merger

  1.1 The Merger. On the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as herein defined), in accordance with this Agreement and the MBCL, Merger Sub shall merge with and into the Company, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company, in its capacity as the corporation surviving the Merger, is sometimes referred to herein as the "Surviving Corporation".

  1.2 Consummation of the Merger. In order to effectuate the Merger, on the Closing Date (as herein defined), the parties hereto shall cause articles of merger (the "Articles of Merger") to be filed with the Secretary of State of the Commonwealth of Massachusetts, in such form as required by, and executed in accordance with, Section 78 of the MBCL. The Merger shall be effective as of the time of filing of the Articles of Merger (the "Effective Time").

  1.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects provided for in this Agreement and as set forth in Section 80 of the MBCL.

  1.4 Articles of Organization; Bylaws. Without limiting the obligations of Parent or the Surviving Corporation under Section 5.3 hereof, at and after the Effective Time, the Articles of Organization and By-Laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Organization and By-Laws of the Surviving Corporation, and shall thereafter continue in effect until amended as provided therein and in accordance with the MBCL.

  1.5 Directors and Officers. At and after the Effective Time, the directors and officers of Merger Sub holding office immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, until their respective successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Organization and By-Laws of the Surviving Corporation.

  1.6 Time and Place of Closing. Subject to the provisions of Articles VI and VII hereof, the transaction contemplated by this Agreement shall be consummated (the "Closing") at 10:00 a.m., prevailing business time, at the offices of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts 02108, on the day which is two (2) business days after the first date on which each of the conditions to Closing set forth in Section 6.1 hereof shall have been satisfied or waived, or on such other date, or at such other place, as shall be agreed upon by the parties hereto. The date on which the Closing shall occur in accordance with the preceding sentence is referred to in this Agreement as the "Closing Date".

                                   ARTICLE II

                       Conversion and Exchange of Shares

  2.1 Conversion of Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of common stock, par value $1.00 per share, of the Company (the "Company Common") or the holder of any shares of common stock, par value $1.00 per share, of Merger Sub ("Merger Sub Common"):

    (a) each share of Merger Sub Common issued and outstanding immediately prior to the Effective Time shall be converted into one (1) share of Company Common;

    (b) all shares of Company Common that are owned by the Company as treasury stock and any shares of Company Common owned by Parent, Merger Sub or any other subsidiary of Parent shall be cancelled and retired and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor;

    (c) subject to the provisions of Sections 2.4 and 2.5 hereof, each share of Company Common issued and outstanding immediately prior to the Effective Time (including, without limitation, shares of restricted stock issued to employees and former employees of the Company and the Company Subsidiaries, as defined herein) shall be converted into the right to receive (together with any dividends and other distributions payable as provided in Section
  2.3 hereof) twenty-eight one hundredths (0.28) of one (1) share (the "Exchange Rate") of fully paid and nonassessable shares of common stock, no par value per share, of Parent ("Parent Common"), together with any Parent Rights (as defined herein) attached thereto (together with the Parent Common, the "Merger Consideration"). All such shares of Company Common, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Parent Common and any cash in lieu of fractional shares as provided in Section 2.4 hereof, together with any dividends and other distributions payable as provided in Section 2.3 hereof, all to be issued or paid in consideration for such certificate upon the surrender thereof in accordance with Section
  2.2. "Parent Rights" means (i) the rights attached to each share of Parent Common pursuant to the Shareholder Rights Plan adopted by Parent's Board of Directors on October 25, 1989, and the Amendment Rights Agreement dated September 4, 1992, between Parent and Chemical Bank and (ii) any other rights which may become attached to shares of Parent Common on the date hereof or subsequent hereto;

    (d) notwithstanding Section 2.1(c), each share of Company Common outstanding immediately prior to the Effective Time and which is held by stockholders who have complied with the procedure for appraisal set forth in the MBCL ("Dissenting Stock") shall not be converted into or represent a right to receive the Merger Consideration in respect of such shares unless and until the holder thereof shall have failed to perfect, or shall have lost, his or her right to, or withdrawn his or her demand for, appraisal of and payment for his or her shares of Company Common under the MBCL, at which time his or her shares of Company Common shall be converted into the right to receive the Merger Consideration in respect of such shares. The Company shall give Parent prompt notice upon receipt by the Company of any written demands for appraisal rights, withdrawal of such demands, and any other written communications delivered to the Company pursuant to the MBCL; and

    (e) all options (individually, a "Company Option" and collectively, the "Company Options") outstanding at the Effective Time under the M/A-COM Long Term Incentive Plan, the M/A-COM 1983 Stock Option and Performance Incentive Stock Option Plan, the M/A-COM 1981 Stock Option and Performance Incentive Stock Option Plan, the M/A-COM 1980 Stock Option and Performance Incentive Stock Option Plan and the Stock Option Plan and Agreement with Thomas A. Vanderslice, as corrected and restated as of September 11, 1991 (all as amended through the Effective Time and collectively, the "Company Stock Option Plans") shall remain outstanding following the Effective Time for the remainder of their terms and in accordance with the terms of the respective Company Stock Option Plans. At the Effective Time, such Company Options (as amended or adjusted as a result of the Merger in accordance with the applicable Company Stock Option Plan) shall, by virtue of the Merger and without any further action on the part of Company or the holder of any such Company Options, become fully vested and exercisable (to the extent not already fully vested and exercisable) pursuant to (and only pursuant to) their terms and in accordance with the terms of the respective Company Stock Option Plans and shall be assumed by Parent. From and after the Effective Time, each Company Option assumed by Parent shall be exercisable (i) for that whole number of shares of Parent Common (rounded up to the nearest whole share) into which the number of shares of Company Common subject to such Company Option immediately prior to the Effective Time would be converted under this Section 2.1 and (ii) at an option price per share of Parent Common equal to the option price per share of Company Common subject to such Company Option in effect immediately prior to the Effective Time divided by the Exchange Rate (the option price per share, as so determined, being rounded upward to the nearest full cent). From and after the date of this Agreement, no additional options shall be granted by the Company or the Company Subsidiaries under the Company Stock Option Plans or otherwise.

  2.2 Exchange Procedures.

    (a) Immediately prior to the Effective Time, Parent shall deposit with an exchange agent (the "Exchange Agent"), to be mutually acceptable to Parent and the Company, in trust for the holders of record of Company Common immediately prior to the Effective Time (the "Company Stockholders") certificates representing the aggregate shares of Parent Common issuable pursuant to Section 2.1(a) hereof in exchange for the total outstanding shares of Company Common immediately prior to the Effective Time. From time to time Parent shall make available to the Exchange Agent sufficient cash to make all cash payments in lieu of fractional shares pursuant to Section
  2.4 hereof. All deposits with the Exchange Agent pursuant to this Section
  2.2 together with any dividends or distributions with respect to shares of Parent Common as contemplated by Section 2.3 are referred to as the "Exchange Fund". The Exchange Fund shall not be used for any purpose except as provided in this Agreement.

    (b) As soon as practicable after the Effective Time, Parent and the Surviving Corporation shall cause the Exchange Agent to mail to each Company Stockholder a letter of transmittal and instructions for use in effecting the surrender of certificates representing shares of Company Common outstanding immediately prior to the Effective Time ("Certificates") in appropriate and customary form with such provisions as the Company and Parent may reasonably specify. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly and properly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common (together with any Parent Rights attached thereto) which such holder has a right to receive pursuant to the provisions of this Article II, together with any dividends and other distributions payable as provided in Section 2.3 hereof, but subject to the payment of cash in lieu of fractional shares as provided in Section 2.4 hereof, and the Certificate so surrendered shall be cancelled. Until surrendered as contemplated by this Section 2.2, each Certificate shall, at and after the Effective Time, be deemed to represent only the right to receive, upon surrender of such Certificate, the Merger Consideration with respect to the shares of Company Common represented thereby, together with any dividends and other distributions payable as provided in Section 2.3 hereof, but subject to the payment of cash in lieu of fractional shares as provided in Section 2.4 hereof. Shares of Parent Common issued in the Merger shall be issued as of and be deemed to be outstanding as of the Effective Time. Parent shall cause all such shares of Parent Common issued pursuant to the Merger to be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

    (c) If any certificate representing shares of Parent Common is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered or any payment in lieu of fractional shares pursuant to Section 2.4 hereof is to be paid other than to the registered holder of the Certificate so surrendered, it shall be a condition of such exchange and/or payment, as the case may be, that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange and/or payment, as the case may be, shall pay any transfer or other taxes required by reason of the issuance of certificates for such shares of Parent Common in a name other than that of, and/or payment to a person other than, as the case may be, the registered holder of the Certificate so surrendered.

    (d) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and upon the posting by such person of a bond in such amount as Parent or the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in respect of such lost, stolen or destroyed Certificate the Merger Consideration with respect to the shares of Company Common represented thereby (subject to the payment of cash in lieu of fractional shares in accordance with Section 2.4 hereof) and such person shall be entitled to the dividend and other distribution rights provided in Section
  2.3 hereof.

    (e) Any portion of the Exchange Fund which remains unclaimed by the Company Stockholders for one (1) year after the Effective Time shall be delivered to Parent, upon demand of Parent, and the Company Stockholders shall thereafter look only to Parent for payment of their claim for the Merger Consideration in respect of their shares of Company Common (and cash in lieu of fractional shares and dividends or distributions with respect to Parent Common as contemplated by Section 2.3). Neither the Company nor Parent shall be liable to any Company Stockholder for any such Merger Consideration or cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (f) Parent or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of a Certificate surrendered for the Merger Consideration (and cash in lieu of fractional shares and dividends or distributions with respect to Parent Common as contemplated by Section 2.3) such amount as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of any state, local or foreign tax law. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such Certificate.

  2.3 Dividends and Distributions. No dividends or other distributions declared or made with respect to Parent Common with a record date on or after the date of the Effective Time will be paid to the holder of a Certificate entitled by reason of the Merger to receive certificates representing Parent Common until such holder surrenders such Certificate as provided in Section 2.2 hereof, provided that there shall be paid forthwith by Parent to the person in whose name certificates representing shares of Parent Common shall be issued pursuant to the terms of this Article II (a) at the time of surrender of such Certificate, the amount of any dividends and other distributions theretofore paid with respect to that number of whole shares of such Parent Common represented by such surrendered Certificate pursuant to the terms of this Article II, which dividends or other distributions had a record date on or after the date of Effective Time and a payment date prior to such surrender and
(b) at the appropriate payment date, the amount of dividends and other distributions payable with respect to that number of whole shares of Parent Common represented by such surrendered Certificate pursuant to the terms of this Article II, which dividends or other distributions have a record date on or after the date of Effective Time and a payment date subsequent to such surrender.

  2.4 No Fractional Securities. Notwithstanding any other provision of this Agreement to the contrary, no certificates or scrip representing fractional shares of Parent Common shall be issued upon the surrender for exchange of a Certificate pursuant to Section 2.2 hereof and no Parent dividend or other distribution or stock split shall relate to any fractional shares of Parent Common, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a stockholder of Parent. In lieu of any such fractional shares, each holder of a Certificate who would otherwise have been entitled to a fraction of a share of Parent Common upon surrender of such Certificates for exchange pursuant to Section 2.2 hereof will be paid an amount in cash (without interest) equal to such fraction of a share multiplied by the Final Parent Stock Price (as herein defined). For the purposes of the preceding sentence, the "Final Parent Stock Price" shall mean the average of the per share closing prices on the NYSE (as herein defined) of Parent Common as reported in the NYSE Composite Transactions during the twenty consecutive trading days ending on the fifth business day prior to the Closing Date as reported in the Wall Street Journal.

  2.5 Adjustment of Exchange Rate. In the event of any reclassification, stock split (including a reverse split), stock dividend or other general distribution of securities, cash or other property (other than a cash dividend at an annual rate not to exceed $.92 per share) with respect to Parent Common (or if a record date with respect to any of the foregoing should occur) on or after the date of this Agreement and on or prior to the date of the Effective Time, appropriate and equitable adjustments, if any, shall be made to the Exchange Rate.

  2.6 Transfers Following the Effective Time. The stock transfer books of the Company shall be closed as of the Effective Time, and thereafter there shall be no further registrations of transfers of shares of Company Common that were outstanding prior to the Effective Time.

                                  ARTICLE III

                         Representation and Warranties

  3.1 General Statement. The parties make the representations and warranties to each other which are set forth in this Article III. None of such representations and warranties shall survive the Effective Time. All representations and warranties of the Company are made subject to the exceptions noted in the schedule delivered by the Company to Parent concurrently herewith and identified by the parties as the "Company Disclosure Schedule".

  3.2 Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub jointly and severally represent and warrant to the Company that:

    (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Merger Sub is a wholly-owned subsidiary of Parent and a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

    (b) Parent (i) has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted and (ii) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the nature or location of its assets require such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect on Parent. For purposes of this Agreement, "Material Adverse Effect" means, with respect to Parent, a materially adverse effect on the business, results of operation, financial condition, properties or assets of Parent and its subsidiaries (including Merger Sub) (each such corporation, partnership or other entity being referred to herein individually as a "Parent Subsidiary" and collectively, as the "Parent Subsidiaries"), taken as a whole. Merger Sub was formed solely for the purpose of engaging in the transaction contemplated by this Agreement and has not engaged in any activities other than in connection with or as contemplated by this Agreement.

    (c) Each of Parent and Merger Sub has all necessary corporate power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the performance by Parent and Merger Sub of their respective obligations hereunder have been duly authorized and approved by all requisite corporate action and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or for Parent and Merger Sub to consummate the Merger. This Agreement has been duly executed and delivered by duly authorized officers of Parent and Merger Sub and constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms.

    (d) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, (each of the foregoing being a "Governmental Entity"), is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transaction contemplated hereby, except for (i) the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) notices under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration (or earlier termination) of all applicable waiting periods thereunder, (iii) consents of foreign governments having jurisdiction, (iv) the filing with the Securities and Exchange Commission (the "SEC") of a registration statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Parent Common to be offered to the Company Stockholders and the declaration of effectiveness of the Registration Statement and (v) the filings necessary to obtain all state securities law or "Blue Sky" permits or approvals required to carry out the transaction contemplated by this Agreement (collectively, the "Regulatory Approvals").

    (e) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the transaction contemplated hereby, will (i) conflict with or result in a breach of any of the terms or provisions of Parent's or Merger Sub's Articles of Incorporation or Organization or By-Laws, (ii) violate any statute or administrative regulation, or any order, writ, injunction, judgment or decree of any court or governmental authority or any arbitration award to which Parent or Merger Sub is a party or by which Parent or Merger Sub is bound, or (iii) violate, conflict with, breach, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or other encumbrance upon any of the properties or assets of Parent or Merger Sub under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent or Merger Sub is a party or to which they or any of their respective properties or assets are subject, except in the case of clauses (ii) and
  (iii) for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens or other encumbrances that do not and will not, individually or in the aggregate, (x) have a Material Adverse Effect on Parent or (y) materially impair the ability of Parent or Merger Sub to perform their respective obligations under this Agreement.

    (f) As of the date hereof, the authorized capital stock of Parent consists solely of Parent Common. As of March 1, 1995, 700,000,000 shares of Parent Common were authorized, 209,650,332 shares of

  Parent Common were issued and outstanding and 14,989,668 shares of Parent Common were issued but not outstanding and held in Parent's treasury. As of the date hereof, the authorized capital stock of Merger Sub consists of 10,000 shares of Merger Sub Common. As of March 8, 1995, there were 1,000 shares of Merger Sub Common issued and outstanding. There are no other shares of capital stock of Parent or Merger Sub authorized, issued or outstanding. All of the issued and outstanding shares of Parent Common and Merger Sub Common have been duly authorized, validly issued and are fully paid and nonassessable. Except as disclosed in Parent's SEC Documents (as herein defined), there are no subscriptions, options, warrants, rights (including preemptive rights), calls, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of either Parent or Merger Sub obligating Parent or Merger Sub, as the case may be, to issue any securities of any kind.

    (g) Parent has timely filed (and has delivered to the Company a true and complete copy of) each report, schedule, registration statement and definitive proxy statement required to be filed by Parent with the SEC since January 1, 1993 (such documents are referred to herein as "Parent's SEC Documents"). As of their respective dates, Parent's SEC Documents comply in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the applicable rules and regulations of the SEC thereunder, and none of Parent's SEC Documents, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in Parent's SEC Documents comply, as of their respective dates, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects the consolidated financial position of Parent as at the dates thereof and the consolidated results of its operations, cash flows and changes in financial position for the periods indicated therein.

    (h) Except as disclosed in Parent's SEC Documents filed prior to the date of this Agreement and furnished to the Company, Parent and the Parent Subsidiaries do not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities or obligations (i) which were incurred after September 30, 1994 in the ordinary course of business or (ii) which would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

    (i) Except as disclosed in Parent's SEC Documents filed prior to the date of this Agreement and furnished to the Company, since September 30, 1994:
  (i) Parent has not suffered or, to Parent's knowledge, been threatened with any change (other than changes generally affecting the industries in which Parent or any Parent Subsidiary operates or changes relating to the transactions contemplated by this Agreement) having a Material Adverse Effect; and (ii) Parent and the Parent Subsidiaries have operated only in the ordinary course of business consistent with past practice.

      (j) (i) As used in this Agreement, the term (A) "Taxes" means all federal, state, local, foreign and other income, sales, use, ad valorem, transfer, franchise, withholding, payroll, employment, gross receipts, property, severance, duties, net worth, excise or other taxes, charges, levies or like assessments of any kind, together with any interest, penalties and additions with respect thereto, and the term "Tax" means any one of the foregoing Taxes, and (B) "Returns" means all returns, declarations, reports, statements and other documents required to be filed in respect of Taxes, and the term "Return" means any one of the foregoing Returns.

      (ii) There have been properly completed and filed on a timely basis all Returns required to be filed by Parent or a Parent Subsidiary in each case where the failure to properly complete or file any Return would have a Material Adverse Effect on Parent. As of the time of filing, the foregoing Returns correctly reflected the facts regarding the income, business, assets, operations, activities, status or other matters of Parent or, as applicable, a Parent Subsidiary or any other information required to be shown thereon, in each case where the failure to do so would have a Material Adverse Effect on Parent.

      (iii) With respect to all amounts in respect of Taxes imposed upon Parent or any Parent Subsidiary, or for which Parent or any Parent Subsidiary is liable to taxing authorities, with respect to all taxable periods or portions of periods ending on or before the date hereof, all applicable Tax laws have been complied with where the failure to comply with such laws would have a Material Adverse Effect on Parent, and all amounts that are required to have been paid by Parent to taxing authorities on or before the date hereof have been paid where the failure to pay such amounts would have a Material Adverse Effect on Parent.

      (iv) No issues have been raised or are currently pending by any tax authority in connection with any of the Returns which, if resolved adversely to Parent and the Parent Subsidiaries, would have a Material Adverse Effect on Parent. There are no material outstanding waivers of the applicable statutes of limitation with respect to Tax liabilities of Parent or any Parent Subsidiary.

      (v) The unpaid Taxes of Parent and the Parent Subsidiaries do not exceed the reserve for tax liability (excluding any reserve for deferred Taxes) included in the financial statements included in the Form 10-Q of Parent dated September 30, 1994 by an amount which would have a Material Adverse Effect on Parent.

    (k) Since the last filing of Parent's SEC Documents, there have been no changes to, including termination of, the employee benefit plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) Parent and the Parent Subsidiaries maintain, administer or contribute to for the benefit of employees or former employees of Parent and the Parent Subsidiaries which changes would have a Material Adverse Effect on Parent.

    (l) There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to Parent's knowledge, threatened against Parent or any Parent Subsidiary with respect to or affecting Parent's or any Parent Subsidiary's operations, business or financial condition which has a reasonable probability of being decided adversely to Parent or any Parent Subsidiary and which, if so decided adversely would have a Material Adverse Effect on Parent.

    (m) Neither Parent nor any Parent Subsidiary is a party to, or bound by, any judgment, writ, injunction, decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to or affecting the properties, assets, personnel or business activities of Parent or any subsidiary of Parent, the enforcement or operation of which or compliance with which would have a Material Adverse Effect on Parent.

    (n) Except with respect to Environmental Laws (as defined and which are addressed in Section 3.2(o)), neither Parent nor any Parent Subsidiary is in violation of, noncompliance with, or delinquent in respect to, any judgment, writ, injunction, decree, order or arbitration award or law, statute, or regulation of or agreement with, or any permit from, any Governmental Entity to which the property, assets, personnel or business activities of Parent or any Parent Subsidiary are subject, which violation, noncompliance or delinquency would have a Material Adverse Effect on Parent.

      (o) (i) Except for noncompliances or liabilities that would not have a Material Adverse Effect on Parent, Parent, the Parent Subsidiaries and their respective assets and business are in compliance with, and not otherwise subject to liability under, any Environmental Laws (as herein defined) or any Environmental Permits (as herein defined). Every written notice, citation, or complaint which Parent or any Parent Subsidiary has received in the past five (5) years of any alleged violation of, or liability under, any Environmental Law or Environmental Permit has been corrected where the failure to do so would have a Material Adverse Effect on Parent. Parent and the Parent Subsidiaries possess all Environmental Permits which are required by them for the operation of their business where the failure to do so would have a Material Adverse Effect on Parent.

      (ii) For purposes of this Agreement (A) "Environmental Laws" means all applicable federal, state, local and foreign statutes, regulations, ordinances, rules, regulations, and all applicable court orders and decrees and arbitration awards, which pertain to environmental matters or contamination of any type whatsoever. "Environmental Laws" include, without limitation, those relating to: manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials (as herein defined); air, soil, surface or ground water or noise pollution; Releases (as herein defined); protection of wildlife, endangered species, wetlands or natural resources; above-ground and underground storage tanks, vessels and related equipment and containers; health and safety of employees and other persons; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601, et seq., as amended and reauthorized ("CERCLA"); and notification requirements relating to the foregoing; (B) "Environmental Permits" means licenses, permits, registrations, governmental approvals, agreements and consents which are required under or are issued pursuant to Environmental Laws; (C) "Hazardous Materials" means pollutants, contaminants, pesticides, petroleum and petroleum products, radioactive substances, solid wastes or hazardous or extremely hazardous, special, dangerous or toxic wastes, substances, chemicals or materials within the meaning of any Environmental Law, including, without limitation, any (x) "hazardous substance" as defined in CERCLA, and (y) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, 42 U.S.C., (S) 6902 et seq., as amended and reauthorized; and (D) "Release" means any spill, discharge, leak, emission, escape, injection, dumping, or other release or threatened release of any Hazardous Materials into the environment, whether or not notification or reporting to any governmental agency was or is, required, including, without limitation, any release which is subject to CERCLA.

    (p) Neither Parent nor any Parent Subsidiary has taken any action which would (i) violate any requirement, including the continuity-of-business-enterprise requirement of 26 C.F.R. (S)1.368-1(d), for tax-free reorganization status under Section 368(a) of the Code with respect to the Merger or (ii) prevent the accounting for the Merger as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16, the interpretative releases pursuant thereto and the pronouncements of the SEC.

    (q) No broker, finder or investment banker (other than Lehman Brothers, Inc., whose brokerage, finder's, or other fee will be paid by Parent) is entitled to any brokerage, finder's or other fee or commission in connection with the transaction contemplated hereby based upon arrangements made by or on behalf of Parent.

    (r) As of the Closing Date, neither Parent nor any Parent Subsidiary will beneficially own any shares of Company Common. Parent does not "own" and has not within the past three years "owned" (as such terms are defined in Section 3 of Chapter 110F of the MGL) and does not "beneficially own" (as such term is defined in the Rights Agreement (as defined in Section 3.3(c)) ten percent (10%) or more of the outstanding shares of Company Common.

  3.3 Representations and Warranties of the Company. The Company represents and warrants to Parent and Merger Sub that, except as set forth in the Company Disclosure Schedule:

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company Disclosure Schedule contains a list of the name and jurisdiction of organization of each subsidiary of the Company (each such corporation, partnership or other entity being referred to herein individually as a "Company Subsidiary" and collectively, as the "Company Subsidiaries"). Each Company Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation.

    (b) The Company and each Company Subsidiary (i) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (ii) is duly qualified and in good standing in each jurisdiction in which the nature of its business or the nature or location of its assets require such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect on the Company. For the purposes of this Agreement,

  "Material Adverse Effect" means, with respect to the Company, a materially adverse effect on the business, results of operation, financial condition, properties or assets of the Company and the Company Subsidiaries, taken as a whole.

    (c) The Company has all necessary corporate power and authority to enter into this Agreement and, subject to approval and adoption of this Agreement by the holders of two-thirds of the outstanding shares of Company Common, to consummate the transaction contemplated hereby. The execution and delivery of this Agreement by the Company and, subject to approval and adoption of this Agreement by the stockholders of the Company, the performance by the Company of its obligations hereunder have been duly authorized by all requisite corporate action and, except for actions required by Section 5.6, no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or for the Company to consummate the Merger. This Agreement has been duly executed and delivered by duly authorized officers of the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms. The Company has taken all action necessary to ensure that so long as this Agreement shall not have been terminated pursuant to Article VII hereof, (i) neither Parent or Merger Sub shall, by virtue of the execution and delivery of this Agreement, be deemed to be an "Acquiring Person" (as that term is defined in that certain Rights Agreement dated as of July 29, 1986, as amended and restated effective May 16, 1990 (the "Rights Agreement"), between the Company and The First National Bank of Boston) and (ii) that no "Rights" (as that term is defined in the Rights Agreement) are issued or required to be issued to the stockholders of the Company by virtue of the execution and delivery of this Agreement. As of the date of this Agreement, the Company has not amended the Rights Agreement, redeemed the Rights thereunder or taken any other action to make the Rights Agreement or the Rights thereunder inapplicable, in each case, with respect to (i) any person or entity other than Parent and Merger Sub or (ii) any Alternative Proposal (as defined in Section 5.2) (or any other substantially similar proposal).

    (d) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transaction contemplated hereby, except for (i) the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts and the filing of appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) notices under the HSR Act and the expiration (or earlier termination) of all applicable waiting periods thereunder, (iii) consents of foreign governments having jurisdiction, (iv) the filing with the SEC of the Proxy Statement--Prospectus (as herein defined) and (v) filings, consents or approvals which may be required in connection with activities of the Company requiring the receipt of security clearance from various Federal governmental departments and agencies.

    (e) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transaction contemplated hereby, will (i) conflict with or result in a breach of any of the terms or provisions of the Company's Articles of Organization or By-Laws, (ii) violate any statute or administrative regulation, or any order, writ, injunction, judgment or decree of any court or governmental authority or any arbitration award to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound, or (iii) violate, conflict with, breach, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or other encumbrance upon any of the properties or assets of the Company or any Company Subsidiary under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or to which they or any of their respective properties or assets are subject, except in the case of clauses (ii) and
  (iii) for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens or other encumbrances that do not and will not, individually or in the aggregate, (x) have a Material Adverse Effect on the Company or (y) materially impair the Company's ability to perform its obligations under this Agreement. Assuming the accuracy of the representation contained in Section 3.2(r) hereof, the Company's Board of Directors has taken and will continue to take any action necessary such that the provisions of (i) Chapter 110C of the MGL, (ii) Chapter 110D of the MGL and (iii) Chapter 110F of the MGL will not apply to the Merger.

    (f) As of the date hereof, the authorized capital stock of the Company consists solely of Company Common. As of March 9, 1995, 100,000,000 shares of Company Common were authorized, 26,262,451 shares of Company Common were issued and outstanding and 17,743,258 shares of Company Common were issued but not outstanding and held in the treasury of the Company. There are no other shares of capital stock of the Company authorized, issued or outstanding. All of the issued and outstanding shares of Company Common have been validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights (including preemptive rights), calls, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of the Company obligating the Company to issue any securities of any kind.

    (g) All of the outstanding shares of capital stock of, and all other ownership interests in, each Company Subsidiary (i) are validly issued, fully paid and nonassessable and free of any preemptive rights, and (ii) other than director qualifying shares, are owned of record and beneficially by the Company, a Company Subsidiary or a nominee of the Company, free and clear of all liens, claims, pledges, agreements, voting or other restrictions, charges or other encumbrances. There are no outstanding subscriptions, options, warrants, rights (including preemptive rights), calls, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities (other than investment securities) of any Company Subsidiary obligating such Company Subsidiary to issue any securities of any kind.

    (h) The Company has timely filed (and has delivered to Parent a true and complete copy of) each report, schedule, registration statement and definitive proxy statement required to be filed by the Company with the SEC since October 2, 1993 (such documents are referred to herein as the "Company's SEC Documents"). As of their respective dates, the Company's SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and none of the Company's SEC Documents, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company's SEC Documents comply, as of their respective dates, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations, cash flows and changes in financial position for the periods indicated therein.

    (i) Except as disclosed in the Company's SEC Documents filed prior to the date of this Agreement and furnished to the Company, the Company and the Company Subsidiaries do not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities or obligations (i) which were incurred after October 1, 1994 in the ordinary course of business or (ii) which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

    (j) Except as disclosed in the Company's SEC Documents filed prior to the date of this Agreement and furnished to the Company, since October 1, 1994:
  (i) the Company has not suffered or, to the Company's knowledge, been threatened with any change (other than changes generally affecting the industries in which the Company or any Company Subsidiary operates or changes relating to the transactions contemplated by this Agreement) having a Material Adverse Effect on the Company; and (ii) the Company and the Company Subsidiaries have operated only in the ordinary course of business consistent with past practice.

    (k) (i) There have been properly completed and filed on a timely basis all Returns required to be filed by the Company or a Company Subsidiary in each case where the failure to properly complete or file any Return would have a Material Adverse Effect on the Company. As of the time of filing, the foregoing Returns correctly reflected the facts regarding the income, business, assets, operations, activities, status or other matters of the Company or, as applicable, a Company Subsidiary or any other information required to be shown thereon, in each case where the failure to do so would have a Material Adverse Effect on the Company.

      (ii) With respect to all amounts in respect of Taxes imposed upon the Company or any Company Subsidiary, or for which the Company or any Company Subsidiary is liable to taxing authorities, with respect to all taxable periods or portions of periods ending on or before the date hereof, all applicable Tax laws have been complied with where the failure to comply with such laws would have a Material Adverse Effect on the Company, and all amounts that are required to have been paid by the Company to taxing authorities on or before the date hereof have been paid where the failure to pay such amounts would have a Material Adverse Effect on the Company.

      (iii) No issues have been raised or are currently pending by any tax authority in connection with any of the Returns which, if decided adversely to the Company or any Company Subsidiary would have a Material Adverse Effect on the Company. There are no material outstanding waivers of the applicable statutes of limitation with respect to Tax liabilities of the Company or any Company Subsidiary.

      (iv) The Company has not agreed to make, nor is it required to make, any adjustment under section 481(a) of the Code by reason of a change in accounting method or otherwise.

      (v) Neither the Company nor any Company Subsidiary is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of section 280G of the Code.

      (vi) The unpaid Taxes of the Company and the Company Subsidiaries do not exceed the reserve for tax liability (excluding any reserve for deferred Taxes) included in the financial statements included in the Form 10-K of the Company dated October 1, 1994 by an amount that would have a Material Adverse Effect on the Company.

    (l) (i) The Company and the Company Subsidiaries maintain, administer or contribute to only those employee benefit plans (as defined in Section 3(3) of ERISA, whether or not excluded from coverage under specific Titles or Subtitles of ERISA), or deferred compensation, severance, vacation, sick leave, fringe benefit, stock purchase, stock option, stock-related plan, incentive, insurance or similar contract, policy, arrangement or commitment, for the benefit of employees or former employees of the Company and the Company Subsidiaries which are described in the Company Disclosure Schedule (the "Company Plans").

      (ii) All Company Plans comply with and are and have been operated in accordance with each applicable provision of ERISA, the Code (including, without limitation, the requirements of Code section 401(a) to the extent any Company Plan is intended to conform to that section, subject to any pending application to the Internal Revenue Service for a "determination letter" to such effect), other Federal statutes, state law (including, without limitation, state insurance law) and the regulations and rules promulgated pursuant thereto or in connection therewith, except in any case where the failure to so comply or so be operated would not have a Material Adverse Effect on the Company.

      (iii) Neither the Company nor any trade or business, whether or not incorporated, that together with the Company would be deemed a "single employer" within the meaning of Section 4001 of ERISA (a "Company ERISA Affiliate") has failed to make any contributions or to pay any amounts due as required by the terms of any Company Plan or ERISA or any other applicable law. All contributions and payments with respect to Company Plans that are required to be made by the

    Company or any Company ERISA Affiliate have been made or will be accrued on the financial statements filed with, or incorporated by reference in, the Company's SEC Documents.

      (iv) Neither the Company nor any Company ERISA Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation as a result of the voluntary or involuntary termination of any pension plan subject to Title IV of ERISA (other than liabilities paid in full); and neither the Company nor any Company ERISA Affiliate has made a complete or partial withdrawal from a multiemployer plan, as such term is defined in Section 3(37) of ERISA, resulting in withdrawal liability, as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA) (other than liabilities paid in full).

    (m) There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to the Company's knowledge, threatened against the Company or any Company Subsidiary with respect to or affecting the Company's or any Company Subsidiary's operations, business or financial condition which has a reasonable probability of being decided adversely to the Company or any Company Subsidiary and which, if so decided adversely, would have a Material Adverse Effect on the Company.

    (n) Neither the Company nor any Company Subsidiary is a party to, or bound by, any judgment, writ, injunction, decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to or affecting the properties, assets, personnel or business activities of the Company or any Company Subsidiary, the enforcement or operation of which or compliance with which would have a Material Adverse Effect on the Company.

    (o) Except with respect to Environmental Laws (which are addressed in Section 3.3(p)), neither the Company nor any Company Subsidiary is in violation of, noncompliance with, or delinquent in respect to, any judgment, writ, injunction, decree, order or arbitration award or law, statute, or regulation of or agreement with, or any permit from, any Governmental Entity, to which the property, assets, personnel or business activities of the Company or any Company Subsidiary are subject, which violation, noncompliance or delinquency would have a Material Adverse Effect on the Company.

    (p) Except for non-compliance or liabilities that would not have a Material Adverse Effect on the Company, the Company, the Company Subsidiaries and their respective assets and business are in compliance with, and not otherwise subject to liability under, any Environmental Laws or any Environmental Permits. Every written notice, citation or complaint which the Company or any Company Subsidiary has received in the past five
  (5) years of any alleged violation of, or liability under, any Environmental Law or Environmental Permit has been corrected where the failure to do so would have a Material Adverse Effect on the Company. The Company and the Company Subsidiaries possess all Environmental Permits which are required by them for the operation of their business where the failure to do so would have a Material Adverse Effect on the Company.

    (q) Each of the Company and the Company Subsidiaries owns, licenses or otherwise has the right to use all patents, copyrights, trademarks, trade names and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without any known conflict with any rights of others, which conflict, if decided adversely to the Company or any Company Subsidiary, would have a Material Adverse Effect on the Company.

    (r) The Company has not taken any action which would (i) violate any requirement, including the continuity-of-business-enterprise requirement of 26 C.F.R. (S)1.368-1(d), for tax-free reorganization status under Section 368(a) of the Code with respect to the Merger or (ii) prevent the accounting for the Merger as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16, the interpretative releases pursuant thereto and the pronouncements of the SEC.

    (s) No broker, finder or investment banker (other than Lazard Freres & Co., whose brokerage, finder's, or other fee will be paid by the Company) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

    (t) The Company has received the written opinion of Lazard Freres & Co. (the "Fairness Opinion") on the date of this Agreement to the effect that, as of the date of this Agreement, the consideration to be received in the Merger by the Company Stockholders is fair, from a financial point of view, to the Company Stockholders. The Company has provided a true and correct copy of the Fairness Opinion to Parent.

                                   ARTICLE IV

                     Conduct of Business Pending the Merger

  4.1 Obligations of Each of the Parties. From and after the date hereof and until and including the Effective Time, the following shall apply with equal force to the Company, on the one hand, and Parent and Merger Sub, on the other hand:

    (a) Each party shall promptly give the other party written notice of the existence or occurrence of any event or condition which would make any representation or warranty herein contained of either party untrue or which might reasonably be expected to prevent the consummation of the transaction contemplated hereby.

    (b) Subject to the fiduciary duties of directors under applicable law, no party shall intentionally perform any act which, if performed, or omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement by any party hereto.

    (c) Subject to the terms and conditions of this Agreement and the fiduciary duties of directors under applicable law, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transaction contemplated by this Agreement as expeditiously as reasonably practicable.

    (d) Parent and the Company shall confer on a regular and frequent basis with respect to Regulatory Approvals and operational and transitional matters.

    (e) The Company and Parent shall file on a timely basis all reports, schedules and statements required to be filed by it with the SEC between the date hereof and the Effective Time and shall provide to the other party copies of all such reports promptly after the same are filed. As of their respective dates, each such report, schedule and statement shall be true and correct in all material respects and comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.

  4.2 The Company's Obligations. From and after the date hereof and until and including the Effective Time, the following are the Company's obligations:

    (a) The Company, acting through its Board of Directors, shall: (i) subject to the fiduciary duties of directors under applicable law, call a meeting of its stockholders for the purpose of voting on the approval and adoption of the Agreement (the "Meeting") so that the Meeting shall be held as promptly as practicable after the effectiveness of the Registration Statement and in accordance with applicable law (but in any event use its best efforts to so call and hold the Meeting prior to the date referenced in Section 7.1(b)(ii) hereof); and (ii) recommend to the stockholders of the Company the approval and adoption of this Agreement, provided, however, that the Board of Directors of the Company may fail to make such recommendation, or withdraw, modify or change such recommendation, if the Board of Directors of the Company determines in good faith, after consultation with counsel, that the failure to do any of the above could reasonably be deemed a breach of its fiduciary duties under applicable law.

    (b) Subject to any restrictions under applicable law, any confidentiality requirements of any agreement to which the Company or any Company Subsidiary is a party or any confidentiality privileges applicable to communications between the Company or any Company Subsidiary and its attorneys or accountants, the Company shall continue to give to Parent's officers, employees, agents, attorneys, consultants and accountants reasonable access for reasonable purposes in light of the transaction contemplated by this Agreement during normal business hours to all of the properties, books, contracts, documents, present and expired insurance policies, records and personnel of or with respect to the Company and each Company Subsidiary and shall furnish to Parent and such persons as Parent shall designate to the Company such information as Parent or such persons may at any time and from time to time reasonably request; provided, that all such access and furnishing of information shall be coordinated by Parent with a designee of the Company and shall be conducted in such a manner so as not to unreasonably interfere with the normal business operations of the Company or any Company Subsidiary. To the extent the Company or a Company Subsidiary is precluded from furnishing information by virtue of a confidentiality agreement with a third party, if Parent shall so request the Company shall use commercially reasonable efforts to obtain a waiver of the provisions of such agreement in order to permit disclosure of such information to Parent. It is expressly understood and agreed that all information obtained pursuant to this subsection (b) is subject to the terms and conditions of that certain Confidentiality Agreement dated January 23, 1995 (the "Confidentiality Agreement") between Parent and the Company, and Parent expressly reaffirms its obligations thereunder.

    (c) The Company shall, and shall cause each Company Subsidiary to, carry on its business in the usual and ordinary course of business, consistent with past practices and use reasonable best efforts to preserve intact its business organization, employees and advantageous business relationships. Without the prior written consent of Parent (such consent not to be unreasonably withheld), and without limiting the generality of any other provision of this Agreement, except as set forth in the Company Disclosure Schedule or pursuant to obligations in effect on the date hereof (and identified in the Company Disclosure Schedule or the Company SEC Documents) or as contemplated by this Agreement, the Company shall not, and shall not permit any Company Subsidiary to:

      (i) amend its Articles of Organization or By-Laws;

      (ii) make any change in its authorized capital stock; adjust, split, combine or reclassify any capital stock; or, except pursuant to the terms of the Company Plans, issue any shares of stock of any class or issue or become a party to any subscription, warrant, rights, options, convertible securities or other agreements or commitments of any character relating to its issued or unissued capital stock, or other equity securities, or grant any stock appreciation or similar rights;

      (iii) other than in the ordinary course of business consistent with past practice, (A) incur any indebtedness for borrowed money or (B) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

      (iv) sell, transfer, mortgage, encumber or otherwise dispose of, without fair consideration therefor, any of its material properties or assets to any individual, corporation or other entity other than the Company or a Company Subsidiary, or cancel, release or assign, without fair consideration therefor, any material indebtedness of any such person or cancel, release or compromise, without fair consideration therefor, any material claims against any such person (provided that nothing in this Section 4.2(c) shall prevent or prohibit (i) the merger of any Company Subsidiary into the Company or (ii) mergers (or other business combinations) among Company Subsidiaries);

      (v) make any material (x) investments, either by purchase of stock or securities, in (y) contributions to capital to, or (z) purchases of any property or assets from, any other individual, corporation or other entity other than the Company or a Company Subsidiary;

      (vi) except in the ordinary course of business consistent with past practice, enter into or terminate any material contract or agreement, or make any change in any of its material leases or contracts, it being understood that it shall not be a breach of this covenant for the Company or any Company Subsidiary to renew any contracts or leases without material adverse changes of terms;

      (vii) change its method of accounting in effect at October 1, 1994, except as may be required by changes in GAAP upon the advice of its independent accountants;

      (viii) except in the ordinary course of business consistent with past practice, (x) increase the compensation payable to any director, officer, employee or consultant or (y) enter into or make any change to any new or existing employment, employment related, employee benefit, severance or other similar agreement, arrangement or plan with, or for the benefit of, new or existing directors, officers, employees or consultants; and

      (ix) pay or declare any dividend or make any distribution on its securities of any class or purchase or redeem any of its securities of any class.

    (d) At least twenty (20) days prior to the Closing Date, the Company shall deliver to Parent a letter identifying all persons who are or will be, at the time of the record date for the Meeting, "affiliates" of the Company for purposes of Rule 145 under the Securities Act. The Company shall use reasonable efforts to cause each person named in the letter delivered by it to deliver to Parent prior to the Closing Date a written "Affiliates" agreement, in customary form. Such "Affiliates" agreement shall provide, among other things, the following:

      (i) that such person shall not take any action which could jeopardize the treatment of the Merger as a pooling of interests for accounting purposes (including, without limitation, that (A) such person has not or, as applicable, shall not sell, transfer or otherwise dispose of any shares of Company Common or any other shares of capital stock of the Company at any time during the thirty (30) day period on or prior to the Closing Date and (B) such person shall not sell, transfer or otherwise dispose of any shares of Parent Common (whether or not received in the Merger) or any other shares of capital stock of Parent until after such time as results covering at least thirty (30) days of the combined operations of Parent and the Company have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes such combined results of operations); and

      (ii) that such person shall dispose of Parent Common to be received by such person in the Merger only pursuant to an effective registration statement under the Securities Act or in accordance with the provisions of paragraph (d) of Rule 145 thereunder, if applicable, or pursuant to an available exemption from registration under the Securities Act.

  4.3 Parent's Obligations. From and after the date hereof and until and including the Effective Time, the following are Parent's obligations:

    (a) Subject to any restrictions under applicable law, any confidentiality requirements of any agreement to which Parent or any Parent Subsidiary is a party or any confidentiality privileges applicable to communications between Parent or any Parent Subsidiary and its attorneys or accountants, Parent shall continue to give to the Company's officers, employees, agents, attorneys, consultants and accountants reasonable access for reasonable purposes in light of the transaction contemplated by this Agreement during normal business hours to all of the properties, books, contracts, documents, present and expired insurance policies, records and personnel of or with respect to Parent and each subsidiary of Parent and shall furnish to the Company and such persons as the Company shall designate to Parent such information as the Company or such persons may at any time and from time to time reasonably request; provided, that all such access and furnishing of information shall be coordinated by the Company with a designee of Parent and shall be conducted in such a manner so as not to unreasonably interfere with the normal business operations of Parent or any Parent Subsidiary. To the extent Parent or a Parent Subsidiary is precluded from furnishing information by virtue of a confidentiality agreement with a third party, if the Company shall so request Parent shall use commercially reasonable efforts to obtain a waiver of the provisions of such agreement in order to permit disclosure of such information to the Company; provided, however, that this sentence shall not apply with respect to confidentiality agreements with vendors or customers of Parent or any Parent Subsidiary. It is expressly understood and agreed that all information obtained pursuant to this Section 4.3 is subject to the terms and provisions of the Confidentiality Agreement, and the Company expressly reaffirms its obligations thereunder.

    (b) Parent shall, and shall cause each Parent Subsidiary to, carry on its business in the usual and ordinary course of business, consistent with past practices and use reasonable best efforts to preserve intact its business organization, employees and advantageous business relationships. Without the prior written consent of the Company, and without limiting the generality of any other provision of this Agreement, Parent shall not, and shall not permit any Parent Subsidiary to, except pursuant to obligations in effect on the date hereof and except as contemplated by this Agreement:

      (i) change its method of accounting in effect at December 31, 1994, except as may be required by changes in GAAP upon the advice of its independent accountants; or

      (ii) pay or declare any extraordinary dividend or make any extraordinary distribution on its securities of any class.

                                   ARTICLE V

                             Additional Agreements

  5.1 Registration Statement; Proxy Statement; Auditors' Letters; Other Regulatory Matters.

    (a) As promptly as practicable after the execution of this Agreement, Parent and the Company shall cooperate and promptly prepare and the Company shall file with the SEC a proxy statement (the "Proxy Statement-- Prospectus") with respect to the Meeting in connection with the Merger. At an appropriate time mutually determined by Parent and the Company prior to the clearance of the Proxy Statement--Prospectus, Parent and the Company shall cooperate and promptly prepare and Parent shall file with the SEC the Registration Statement, with respect to the Parent Common issuable in the Merger (and with respect to the outstanding Company Options or Company restricted stock, unit, PCDU or any similar executive compensation awards, following the Merger), in which Registration Statement the Proxy Statement--Prospectus shall be included as a prospectus with respect to such shares of Parent Common. The respective parties shall cause the Proxy Statement--Prospectus and the Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Parent shall use all reasonable efforts, and Company will cooperate with Parent, to have the Registration Statement declared effective by the SEC as promptly as practicable. Parent shall use its best efforts to obtain, prior to the effective date of the Registration Statement, all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transaction contemplated by this Agreement and will pay all expenses incident thereto. Parent agrees that the Proxy Statement--Prospectus and each amendment or supplement thereto at the time of mailing thereof and at the time of the Meeting, or, in the case of the Registration Statement and each amendment or supplement thereto, at the time it is filed or becomes effective, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by Parent in reliance upon and in conformity with written information concerning the Company furnished to Parent by the Company specifically for use in the Proxy Statement-- Prospectus. The Company agrees that the written information concerning the Company provided by it for inclusion in the Proxy Statement--Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Meeting, or, in the case of written information concerning the Company provided by the Company for inclusion in the Registration Statement or any amendment or supplement thereto, at the time it is filed or becomes effective, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as otherwise required by law, no amendment or supplement to the Proxy Statement--Prospectus shall be made by Parent or the Company without the approval of the other party. Parent shall advise the Company, promptly after it receives notice thereof, of the time when the Registration Statement shall become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement--Prospectus or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information.

    (b) The Company shall use its reasonable best efforts to cause to be delivered to Parent a letter of Price Waterhouse LLP, the Company's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to the Company, customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

    (c) Parent shall use its reasonable best efforts to cause to be delivered to the Company a letter of Arthur Andersen & Co., Parent's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Parent, customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

    (d) Parent shall use its best efforts to have authorized, as soon as practicable, for listing on the New York Stock Exchange ("NYSE"), upon official notice of issuance, the shares of Parent Common to be issued in the Merger (or with respect to the outstanding Company Options or Company restricted stock, unit, PCDU or any similar executive compensation awards, following the Merger).

  5.2 Alternative Proposals. Subject to the proviso of this Section 5.2, prior to the Effective Time, the Company agrees that (a) neither it nor any of the Company Subsidiaries shall, and it shall use reasonable efforts to cause its officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of the Company Subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, the Company or any Company Subsidiary (any such proposal or offer being hereinafter referred to as an "Alternative Proposal") or engage in any negotiations or enter into any agreement concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal,
(b) it shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and it shall take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this Section 5.2, and (c) it shall notify Parent as promptly as practicable if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; provided, however, that nothing contained in this Section 5.2 shall prohibit the Board of Directors of the Company from (w) after notice to Parent, furnishing information to, or entering into negotiations or discussions with, any person or entity that makes an unsolicited bona fide Alternative Proposal if the Board of Directors of the Company determines in good faith, after consultation with counsel, that the failure to do so could reasonably be deemed a breach of its fiduciary duties under applicable law, (x) failing to make, withdrawing, modifying or changing the recommendation referred to in Section 4.2(a)(ii) if the Board of Directors of the Company determines in good faith, after consultation with counsel, that making such recommendation, or the failure to withdraw, modify or change such recommendation, could reasonably be deemed a breach of its fiduciary duties under applicable law, (y) recommending to the stockholders of the Company an Alternative Proposal that the Board of

Directors of the Company determines in good faith, after consultation with its financial advisor, is likely to be more favorable, from a financial point of view, to the stockholders of the Company than the Merger or (z) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Alternative Proposal.

  5.3 Indemnification and Insurance.

    (a) Parent and the Surviving Corporation hereby jointly and severally agree that from and after the Effective Time, Parent and the Surviving Corporation shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, a director, officer, employee or agent of the Company or any Company Subsidiary or a director, officer, employee, agent or trustee of any employee benefit plan for employees of the Company or any Company Subsidiary (or any person who now serves, or has served at any time prior to the date of this Agreement or who serves prior to the Effective Time, any other corporation or entity in any such capacity at the request of the Company) (individually, an "Indemnified Person", and collectively, the "Indemnified Persons") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments arising out of or relating to, or amounts that are paid in settlement (with the approval of the indemnifying party, which approval shall not be unreasonably withheld) of, or in connection with, any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer, employee or agent of the Company or any Company Subsidiary or a director, officer, employee, agent or trustee of any employee benefit plan for employees of the Company or any Company Subsidiary (or is serving or served any other corporation or entity in any such capacity at the request of the Company), whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to or at or after, the Effective Time ("Indemnifiable Claims") and (ii) all Indemnifiable Claims based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement, the Merger or any other transaction contemplated hereby or thereby, in each case to the full extent a corporation is permitted under the MBCL (notwithstanding the By-Laws of the Company, the Surviving Corporation or Parent) to indemnify its own directors, officers, employees and agents, as the case may be (and Parent and the Surviving Corporation, as the case may be, will pay expenses in advance of the final disposition of any such claim, action, suit, proceeding or investigation to each Indemnified Person to the full extent permitted by law, subject to receipt of a written undertaking from such Indemnified Person to repay all amounts advanced in the event a final and non-appealable judicial determination is made that such person was not entitled to indemnification under the MBCL). Without limiting the foregoing, in the event any Indemnifiable Claim is brought against any Indemnified Person (whether arising before or after the Effective Time),
  (i) such Indemnified Person shall promptly provide notice to Parent and the Surviving Corporation in accordance with subsection (g) hereof, (ii) if Parent and/or the Surviving Corporation elects to defend such Indemnifiable Claim (provided, that Parent and/or the Surviving Corporation shall not have the right to elect to defend or defend any Indemnifiable Claim (x) referred to in clause (ii) of the first sentence of this Section 5.3(a) or
  (y) any Indemnifiable Claim referred to in clause (i) of the first sentence of this Section 5.3(a) which is first asserted before the second anniversary of the Effective Time), Parent and/or the Surviving Corporation shall defend the Indemnified Person at their expense, (iii) if Parent and/or the Surviving Corporation does not (or does not have the right to) elect to defend such Indemnifiable Claim pursuant to clause (ii) of this sentence, such Indemnified Person may retain counsel to defend such claim satisfactory to him or her with the consent of Parent and the Surviving Corporation, which consent may not be unreasonably withheld, and Parent and the Surviving Corporation, as the case may be, shall pay all reasonable fees and expenses of such counsel for such Indemnified Person promptly as statements therefor are received, and (iv) regardless of whether Parent and/or the Surviving Corporation shall have elected to defend such Indemnifiable Claim pursuant to clause (ii) of this sentence, Parent and the Surviving Corporation will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that neither Parent nor the Surviving Corporation shall be liable for any settlement of any claim effected without their written consent, which consent shall not be unreasonably withheld. Notwithstanding anything herein to the contrary, in any case in which Parent and/or the Surviving Corporation elect to defend an Indemnifiable Claim pursuant to clause (ii) of the preceding sentence, neither Parent nor the Surviving Corporation may settle any such Indemnifiable Claim without the prior written consent of the Indemnified Person to which such Indemnifiable Claim relates, unless such settlement (x) provides for a dismissal with prejudice of such Indemnifiable Claim, (y) provides for an unconditional release with respect to such Indemnifiable Claim or (z) does not contain any admission or acknowledgment of liability or responsibility of the Indemnified Person with respect to the Indemnifiable Claim.

    (b) Notwithstanding anything to the contrary in Section 1.4 or this
  Section 5.3, Parent and Merger Sub agree that all rights to indemnification existing in favor, and all limitations on the personal liability of, the Indemnified Persons provided for in the Company's Articles of Organization or By-Laws or the charters or by-laws or similar organizational documents of any Company Subsidiary as in effect on the date of this Agreement with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect for a period of not less than six (6) years from the Effective Time; provided, however, that all rights to indemnification in respect of any Indemnifiable Claim asserted or made within such period shall continue until the final disposition of such claim.

    (c) For a period of six (6) years after the Effective Time, Parent and the Surviving Corporation shall cause to be maintained in effect directors' and officers' liability insurance covering each Indemnified Person who is currently covered by the Company's directors' and officers' insurance with respect to claims arising from facts or events which occurred at or prior to the Effective Time, which insurance shall be no less favorable than such insurance maintained in effect by the Company on the date hereof in terms of coverage and amounts, to the extent such liability insurance can be maintained at an annual cost not greater than 150 percent of the Company's fiscal 1995 annual premium for its directors' and officers' liability insurance (it being understood that in any such case Parent shall purchase or cause the Surviving Corporation to purchase as much coverage as possible for such 150 percent premium amount).

    (d) With respect to each Indemnified Person who is party to, or the beneficiary of, an agreement with the Company or any Company Subsidiary providing for the indemnification of such person by the Company or any Company Subsidiary in effect on the date hereof, Parent and the Surviving Corporation hereby jointly and severally agree to be bound, and perform all obligations required to be performed, by the Company or any Company Subsidiary under any such agreement.

    (e) The provisions of this Section 5.3 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and representatives.

    (f) In the event Parent or the Surviving Corporation or any of the successors or assigns of either of them (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the obligations set forth in this
  Section 5.3.

    (g) Any Indemnified Person wishing to claim indemnification under this
  Section 5.3, upon learning of any Indemnifiable Claim, shall notify Parent and the Surviving Corporation thereof, provided their failure to provide any such notice shall not relieve either Parent or the Surviving Corporation of their obligations under this Section 5.3, except to the extent Parent or the Surviving Corporation is actually and materially prejudiced by such lack of notice.

  5.4 Certain Benefits.

    (a) Each of Parent and Merger Sub acknowledges that consummation of the transactions contemplated by this Agreement will constitute a "Transaction," "Corporate Transaction," "Reorganization," "Sale of Business," "change in control," "Change in Control," "merger" or "acquisition by an entity or Person of beneficial ownership of more than 40%" of the Company Common or voting power of the Company (to the extent any such concept is applicable) for the purposes of the

  Company Plans. From and after the Effective Time, Parent will cause the Surviving Corporation to honor in accordance with their terms (including, without limitation, terms providing for equitable adjustment and trust funding) all agreements, employee benefit plans, programs or policies or other arrangements described in the Company's SEC Documents or previously disclosed in writing by the Company to Parent between the Company or any of its subsidiaries and any current or former officer, director, or employee of the Company or any Company Subsidiary in effect prior to the Effective Time; provided, however, that nothing herein shall preclude any changes effected on a prospective basis to any employee benefit plan that are permitted under this Section 5.4.

    (b) Parent and Merger Sub agree that, from the Effective Time and until at least December 31, 1996, subject to applicable law, the Surviving Corporation and its subsidiaries will provide benefit plans to employees employed by the Company or any Company Subsidiary as of the Effective Time which will, in the aggregate, be no less favorable than those provided by the Company and the Company Subsidiaries to their employees prior to the Effective Time, and thereafter will provide benefits no less favorable than those provided by Parent and the Parent Subsidiaries to their employees in comparable positions. Without limiting the generality of the foregoing, each of Parent and Merger Sub agrees that awards granted to and contingent payments promised to current and former employees of the Company or any Company Subsidiary under each of the FY 1995 Field Sales Engineer Incentive Compensation Plan, the FY 1995 Variable Pay for Performance Plan and the FY 1995 Incentive Plan for Executive Officers, in respect of each performance period or cycle in effect as of the Effective Time shall not be terminated or amended and shall be fully honored pursuant to the terms of each respective plan.

    (c) If any salaried employee of the Company or any Company Subsidiary becomes a participant in any employee benefit plan, practice or policy of Parent, any of its affiliates or the Surviving Corporation, such employee shall, to the extent permitted by applicable law, be given credit under such plan for all service prior to the Effective Time with the Company or any Company Subsidiary, or any predecessor employer (to the extent such credit was given by the Company or any Company Subsidiary) and prior to the time such employee becomes such a participant, for purposes of eligibility and vesting and for determining vacation benefits but not for purposes of any other benefit accrual.

    (d) This Section 5.4 is intended for the irrevocable benefit of, and to grant third party rights to, the employees of the Company or any Company Subsidiary, employed as of the Effective Time, and shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation. Each of the employees of the Company or any Company Subsidiary employed as of the Effective Time shall be entitled to enforce the covenants contained in this Section 5.4.

    (e) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.4.

  5.5 Pooling; Reorganization. From and after the date hereof and until the Effective Time, neither Parent nor the Company shall (a) knowingly take any action, or knowingly fail to take any action, that would be reasonably likely to jeopardize the treatment of the Merger as a pooling of interests for accounting purposes, (b) knowingly take any action, or knowingly fail to take any action, that would be reasonably likely to jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code or
(c) enter into any contract, agreement, commitment or arrangement with respect to either of the foregoing. Following the Effective time, Parent shall use its best efforts to conduct its business in a manner that would not jeopardize the characterization of the Merger as a pooling of interests for accounting purposes and as a reorganization within the meaning of Section 368(a) of the Code.

  5.6 Rights Agreement. The Company shall take all action necessary to redeem the Rights as of the Effective Time. So long as this Agreement shall have not been terminated pursuant to Article VII hereof, the Company shall not amend the Rights Agreement, redeem the Rights with respect to an Alternative Proposal or take any action to make the Rights Agreement or the Rights thereunder inapplicable with respect to any Alternative Proposal.

                                   ARTICLE VI

                   Conditions to Closing; Closing Deliveries

  6.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the transaction contemplated hereby shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

    (a) This Agreement and the Merger shall have been approved by the requisite vote of the stockholders of the Company.

    (b) This Agreement and the Merger shall have been approved by each Governmental Entity whose approval is required for the consummation of the Merger and the transaction contemplated hereby, such approvals shall remain in full force and effect and all waiting periods relating to such approvals shall have expired and the waiting period applicable to the transaction contemplated hereby under the HSR Act shall have expired or been earlier terminated.

    (c) The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect. All necessary state securities or "Blue Sky" authorizations shall have been received.

    (d) Parent Common issuable in the Merger (or with respect to the outstanding Company Options or Company restricted stock, unit, PCDU or any similar executive compensation awards, following the Merger) shall have been authorized for listing on the NYSE, upon official notice of issuance.

    (e) No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Merger or the transaction contemplated hereby illegal (each party agreeing to use all reasonable best efforts to have any such judgment, decree, injunction or other order to be vacated or lifted).

  6.2 Conditions to the Company's Obligations. The obligations of the Company to consummate the Merger are subject to the fulfillment (or waiver) of all of the following conditions on or prior to the Closing Date:

    (a) Each and every representation and warranty made by Parent or Merger Sub shall be true and correct in all material respects when made and, except to the extent such representations and warranties speak as of an earlier date, as of the Closing Date as though made on and as of the Closing Date, except (i) for changes specifically permitted by this Agreement and (ii) for such failures of representations and warranties not otherwise qualified by Material Adverse Effect to be true and correct which would not have a Material Adverse Effect on Parent.

    (b) All obligations of Parent and Merger Sub to be performed hereunder through, and including on, the Closing Date (including, without limitation, all obligations which Parent and Merger Sub would be required to perform at the Closing if the transaction contemplated hereby was consummated) shall have been performed in all material respects.

    (c) The Company shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Company, in form and substance reasonably satisfactory to the Company, dated as of the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly: (i) no gain or loss will be recognized by Parent, Merger Sub or the Company as a result of the Merger; (ii) no gain or loss will be recognized by the Company Stockholders who exchange their shares of Company Common solely for shares of Parent Common pursuant to the Merger (except with respect to cash received in lieu of fractional shares as contemplated by Section 2.4 hereof); (iii) the tax basis of the Parent Common received by Company Stockholders who exchange all of their shares of Company Common solely for shares of Parent Common in the Merger will be the same as the tax basis of the shares of Company Common surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received as contemplated by Section 2.4 hereof); and (iv) the holding period of Parent Common (including the holding period of any fractional share interest) in the hands of the Company Stockholders will include the holding period of their Company Common exchanged therefor. In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom may require and rely upon representations contained in certificates of officers of Parent, Merger Sub, the Company and others.

    (d) Since the date hereof, Parent and the Parent Subsidiaries shall not have suffered any change resulting in a Material Adverse Effect on Parent.

    (e) The Company shall have received a "pooling letter" from Price Waterhouse LLP, the Company's independent auditors, dated not earlier than five (5) days prior to the Closing Date, to the effect that, subject to customary qualifications no event has occurred with respect to the Company which would preclude the Merger from being treated as a pooling of interests for accounting purposes.

    (f) The Company shall have received the written opinion of Lazard Freres & Co., financial adviser to the Company, dated as of the date of the Proxy Statement--Prospectus, to the effect that, as of the date of the Proxy Statement--Prospectus, the consideration to be received by the Company Stockholders is fair, from a financial point of view, to the Company Stockholders.

  6.3 Conditions to Parent's Obligations. The obligations of Parent and Merger Sub to consummate the Merger are subject to the fulfillment (or waiver) of all of the following conditions on or prior to the Closing Date:

    (a) Each and every representation and warranty made by the Company shall be true and correct in all material respects when made and, except to the extent such representations and warranties speak as of an earlier date, as of the Closing Date as though made on and as of the Closing Date, except
  (i) for changes specifically permitted by this Agreement, (ii) for such failures of representations and warranties not otherwise qualified by Material Adverse Effect to be true and correct which would not have a Material Adverse Effect on the Company, (iii) that any changes or developments with respect to any item or matter disclosed in Part V of the Company Disclosure Schedule (and any adverse change resulting therefrom in, or adverse effect thereof on, the business, results of operation, financial condition, properties or assets of the Company or any Company Subsidiary) shall be disregarded for purposes of determining whether each and every such representation and warranty is true and correct as of the Closing Date and (iv) that any changes or developments with respect to any item or matter disclosed in the Company Disclosure Schedule (other than in Part
  V)(and any adverse change resulting therefrom in, or adverse effect thereof on, the business, results of operation, financial condition, properties or assets of the Company or any Company Subsidiary) shall be disregarded for purposes of determining whether each and every such representation and warranty is true and correct as of the Closing Date if the probable aggregate adverse change resulting therefrom (determined in accordance with this Section 6.3(a)) in, or the probable aggregate adverse effect thereof (determined in accordance with this Section 6.3(a)) on, the financial condition of the Company and the Company Subsidiaries taken as whole is less than or equal to $25,000,000. Any determination by Parent or Merger Sub regarding the probable adverse change resulting from, or the probable adverse effect of, any change or development referred to in clause (iv) of this Section 6.3(a) or clause (ii) of Section 6.3(d) shall be made by the Board of Directors of Parent, in good faith, after consultation with its advisors expert in the area of such item or matter, after consultation with the Company and its advisors expert in the area of such item or matter and after consideration of all reasonable strategies identified by the Company or such experts for mitigating such change or effect and the generally accepted accounting principles applicable to the determination of whether a change or effect is probable.

    (b) All obligations of the Company to be performed hereunder through, and including on, the Closing Date (including, without limitation, all obligations which the Company would be required to perform at the Closing if the transaction contemplated hereby was consummated) shall have been performed in all material respects.

    (c) Parent shall have received the opinion of Altheimer & Gray, counsel for Parent, dated as of the Closing Date, to the effect that the Merger shall be treated for Federal income tax purposes as a reorganization with the meaning of Section 368(a) of the Code, and that Parent and the Company shall each be a party to that reorganization with the meaning of Section 368(a) of the Code.

    (d) Since the date hereof, the Company and the Company Subsidiaries shall not have suffered any change resulting in a Material Adverse Effect on the Company, except (i) that any changes or developments with respect to any matter disclosed in Part V of the Company Disclosure Schedule (and any adverse change resulting therefrom in, or adverse effect thereof on, the business, results of operation, financial condition, properties or assets of the Company or any Company Subsidiary) shall be disregarded for purposes of determining whether the Company has suffered any such change and (ii) that any changes or developments with respect to any item or matter disclosed in the Company Disclosure Schedule (other than in Part V) (and any adverse change resulting therefrom in, or adverse effect thereof on, the business, results of operation, financial condition, properties or assets of the Company or any Company Subsidiary) shall be disregarded for purposes of determining whether the Company has suffered any such change if the probable aggregate adverse change resulting therefrom (determined in accordance with Section 6.3(a)) in, or the probable aggregate adverse effect thereof (determined in accordance with Section 6.3(a)) on, the financial condition of the Company and the Company Subsidiaries taken as a whole is less than or equal to $25,000,000.

    (e) Parent shall have received a "pooling letter" from Arthur Andersen & Co., Parent's independent auditors, dated not earlier than five (5) days prior to the Closing Date to the effect that, subject to customary qualifications and in reliance on the "pooling letter" of Price Waterhouse LLP contemplated by Section 6.2(e), the Merger will be treated as a pooling of interests for accounting purposes.

    (f) Parent shall have received an "Affiliates" agreement contemplated by
  Section 4.2(d) from each person named in the letter delivered to Parent by the Company pursuant to Section 4.2(d).

  6.4 Closing Deliveries.

    (a) At the Closing, the Company shall cause to be delivered to Parent and Merger Sub all of the following:

      (i) a closing certificate dated the Closing Date and executed on behalf of the Company by a duly authorized officer of the Company to the effect set forth in Sections 6.3(a) and (b) hereof; and

      (ii) certified copies of such corporate records of the Company and the Company Subsidiaries and copies of such other documents as Parent or its counsel may reasonably have requested in connection with the consummation of the transaction contemplated hereby.

    (b) At the Closing, Parent shall cause to be delivered to the Company all of the following:

      (i) a closing certificate dated the Closing Date and executed on behalf of Parent by a duly authorized officer of Parent to the effect set forth in Sections 6.2(a) and (b) hereof; and

      (ii) certified copies of such corporate records of Parent and Merger Sub and copies of such other documents as the Company or its counsel may reasonably have requested in connection with the consummation of the transaction contemplated hereby.

                                  ARTICLE VII

                       Termination/Effect of Termination

  7.1 Right to Terminate. Anything to the contrary herein notwithstanding, this Agreement and the transaction contemplated hereby may be terminated at any time prior to the Effective Time by prompt notice given in accordance with Section 8.4:

    (a) by the mutual written consent of Parent, Merger Sub and the Company (with the approval of their respective Boards of Directors);

    (b) by Parent (with the approval of its Board of Directors) or the Company (with the approval of its Board of Directors) if:

      (i) any Governmental Entity whose approval is required for consummation of the Merger has denied approval of the Merger and such denial has become final and nonappealable (each party agreeing to use all reasonable best efforts to obtain such approval); or

      (ii) the Effective Time shall not have occurred at or before 11:59 p.m. Boston time on September 1, 1995;

  provided, however, that the right to terminate this Agreement under this
  Section 7.1(b) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the occurrence of any of the events in clauses (i) or (ii) above;

    (c) by Parent (with the approval of its Board of Directors), by giving written notice of such termination to the Company, if (i) there has been a material breach of any material agreement of the Company herein, such that in the reasonable opinion of Parent, the condition to closing in Section 6.3(b) could not be expected to be satisfied by the termination date contemplated by Section 7.1(b)(ii) or (ii) there has been a material breach of any material representation or warranty of the Company herein such that, in the reasonable opinion of Parent, the condition to closing in Section 6.3(a) could not be expected to be satisfied by the termination date contemplated by Section 7.1(b)(ii); or

    (d) by the Company (with the approval of its Board of Directors), by giving written notice of such termination to Parent, if (i) there has been a material breach of any agreement of Parent or Merger Sub herein, such that in the reasonable opinion of the Company, the condition to closing in
  Section 6.2(b) could not be expected to be satisfied by the termination date contemplated by Section 7.1(b)(ii), (ii) there has been a material breach of any material representation or warranty of Parent or Merger Sub herein, such that in the reasonable opinion of the Company, the condition to closing in Section 6.2(a) could not be expected to be satisfied by the termination date contemplated by Section 7.1(b)(ii), (iii) the Company's stockholders do not approve and adopt this Agreement at the Meeting, (iv) the Board of Directors of the Company fails to make, withdraws, or modifies or changes the recommendation referred to in Section 4.2(a)(ii) based on its good faith determination, after consultation with counsel, that making such recommendation, or the failure to withdraw, modify or change such recommendation, could reasonably be deemed a breach of its fiduciary duties under applicable law or (v) the Board of Directors of the Company recommends to the stockholders of the Company an Alternative Proposal that the Board of Directors of the Company determines in good faith, after consultation with its financial advisor, is likely to be more favorable, from a financial point of view, to the stockholders of the Company than the Merger.

  7.2 Certain Effects of Termination. In the event of the termination of this Agreement as provided in Section 7.1 hereof:

    (a) except as provided in Section 8.5 hereof and subsections (b) and (c) of this Section 7.2, this Agreement shall forthwith become void, there shall be no liability on the part of Parent, Merger Sub or the Company or any of their respective affiliates, officers or directors and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, prior to such termination;

    (b) each party, if so requested by the other party, will return promptly every document furnished to it by or on behalf of the other party in connection with the transaction contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof (except for copies of documents publicly available) which may have been made, and will use reasonable efforts to cause its representatives and any representatives of financial institutions and investors and others to whom such documents were furnished promptly to return such documents and any copies thereof any of them may have made; and

    (c) each party hereto shall continue to abide by the terms of the Confidentiality Agreement notwithstanding any termination of this Agreement.

  This Section 7.2 shall survive any termination of this Agreement.

                                  ARTICLE VIII

                                 Miscellaneous

  8.1 Non Survival of Representations, Warranties and Agreements. The agreements contained in Articles I and II hereof, Sections 4.2(b) and 4.3(a) hereof, Article V hereof, Section 7.2 hereof and this Article VIII, and, without limitation, by the specific enumeration of the foregoing, each other agreement contained in this Agreement or in any certificate or other document delivered pursuant to this Agreement and which contemplates performance at any time after the Effective Time, shall survive the Merger. None of the representations, warranties or agreements (other than those agreements referred to in the previous sentence of this Section 8.1) contained in this Agreement or in any certificate or other document delivered pursuant to this Agreement shall survive the Merger.

  8.2 Amendment. This Agreement may be amended by the parties hereto, with the approval of their respective Boards of Directors, at any time prior to the Effective Time, whether before or after approval hereof by the stockholders of the Company, but, after such approval by the stockholders of the Company, no amendment shall be made without the further approval of such stockholders if such amendment would violate Section 78 of the MBCL. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

  8.3 Publicity. Except as otherwise required by law or applicable stock exchange rules, press releases and other publicity concerning the transaction contemplated by this Agreement shall be made only with the prior agreement of the Company and Parent. Notwithstanding the foregoing, Parent and the Company shall use their reasonable efforts to consult with each other with respect to, and agree upon, the text of any press release or other public statement, before issuing any such press release or otherwise making public statements with respect to the transaction contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

  8.4 Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand by facsimile, or by nationally recognized private courier shall be deemed given on the day of receipt (if such day is a business day or, if such day is not a business day, the next succeeding business day); provided, however, that a notice delivered by facsimile shall only be effective if and when confirmation is received of receipt of the facsimile at the number provided in this Section 8.4. All notices shall be addressed as follows:

    If to the Company:

      100 Chelmsford Street
      Lowell, Massachusetts 01853-3294
      Attention: Chairman and Chief Executive Officer
      Fax: (508) 656-2555
    with a copy to:

      Skadden, Arps, Slate, Meagher & Flom
      One Beacon Street
      Boston, Massachusetts 01208
      Attention: David T. Brewster, Esq.
      Fax: (617) 573-4822

    If to Parent or Merger Sub:

      470 Friendship Road, M/S 176-34
      Harrisburg, Pennsylvania 17111
      Attention: Corporate Development
      Fax: (717) 780-4433

    with a copy to:

      Altheimer & Gray
      10 South Wacker Drive
      Suite 4000
      Chicago, Illinois 60606
      Attention: David W. Schoenberg, Esq.
      Fax: (312) 715-4800

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 8.4.

  8.5 Expenses; Transfer Taxes; Certain Payments.

    (a) Each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, financial advisors', attorneys', accountants' and other professional fees and expenses, except that (a) the filing fee in connection with the filing of the Registration Statement or the Proxy Statement--Prospectus with the SEC (other than the portion of such filing fee allocable to the shares of Parent Common to be issued following the Merger with respect to the outstanding Company Options or Company restricted stock, unit, PCDU or any similar executive compensation awards which portion shall be borne by Parent) and (b) the expenses incurred in connection with the printing and mailing of the Registration Statement and the Proxy Statement--Prospectus shall be shared equally by the Company and Parent.

    (b) So long as Parent and Merger Sub shall have not breached their obligations hereunder, if this Agreement is terminated by the Company pursuant to clause (v) of Section 7.1(d) hereof (it being hereby agreed that, if the Board of Directors of the Company recommends to the stockholders of the Company an Alternative Proposal that the Board of Directors of the Company determines in good faith, after consultation with its financial advisor, is likely to be more favorable, from a financial point of view, to the stockholders of the Company than the Merger, this Agreement shall be deemed to have been terminated by the Company pursuant to clause (v) of 7.1(d) hereof effective as of the date of such recommendation without any further action by the Company), the Company shall promptly, but in no event later than two (2) business days after such termination, pay Parent a fee of $11,000,000, which amount shall be payable by wire transfer of same day funds. If the Company fails to promptly pay the amount due pursuant to this Section 8.5(b), and, in order to obtain such payment, Parent or Merger Sub commences a suit which results in a judgment against the Company for all or a substantial portion of the fee set forth in this Section 8.5(b), the Company shall pay to Parent and Merger Sub their costs and expenses (including reasonable attorneys' fees) in connection with such suit.

  8.6 Entire Agreement; Representations and Warranties. This Agreement and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Each Exhibit, schedule and the Company Disclosure Schedule, shall be considered incorporated into this Agreement. The parties make no representations or warranties to each other, except as contained in this Agreement, and any and all prior representations and warranties made by any party or its representatives, whether verbally or in writing, are deemed to have been merged into this Agreement, it being intended that no such prior representations or warranties shall survive the execution and delivery of this Agreement.

  8.7 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by the respective Boards of Directors, may to the extent legally allowed, (i) extend the time for performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any documents delivered pursuant hereto and (iii) waive compliance with any the terms, covenants or conditions contained herein. Notwithstanding anything herein to the contrary, the failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

  8.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

  8.9 Severability. The invalidity or unenforceability of any provision of this Agreement or portion of a provision shall not affect the validity or enforceability of any other provision of this Agreement or the remaining portion of the applicable provision.

  8.10 Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the Commonwealth of Massachusetts applicable to contracts made in that Commonwealth.

  8.11 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Except as expressly provided herein (including, without limitation, in Article II hereof and Sections 5.3 and 5.4 hereof), nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including, without limitation, third party beneficiary rights.

  8.12 Assignability. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party.

  8.13 Governmental Reporting. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be construed to mean that a party hereto or other person must make or file, or cooperate in the making or filing of, any return or report to any Governmental Entity in any manner that such person or such party reasonably believes or reasonably is advised is not in accordance with law.

  8.14 Consent to Jurisdiction. This Agreement has been executed and delivered in and shall be deemed to have been made in the Commonwealth of Massachusetts. The Company, Parent and Merger Sub each agree to the exclusive jurisdiction of any state or Federal court within the City of Boston, Massachusetts, having subject matter jurisdiction, with respect to any claim or cause of action arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all services of process be made by registered mail, directed to it at its address as set forth in Section 8.4 hereof, and service so made shall be deemed to be completed when received. The Company, Parent and Merger Sub each waive any objection based on forum non conveniens and waive any objection to venue of any action instituted hereunder. Nothing in this Section 8.14 shall affect the right of the Company or Parent to serve legal process in any other manner permitted by law.

  8.15 Definitions. The following terms are defined in the following sections of this Agreement:

DEFINED TERM                                                     WHERE FOUND
- ------------                                                     -----------
Agreement..................................................... Preamble
Alternative Proposal.......................................... 5.2
Articles of Merger............................................ 1.2
CERCLA........................................................ 3.2(o)(ii)
Certificates.................................................. 2.2(b)
Closing....................................................... 1.6
Closing Date.................................................. 1.6
Code.......................................................... Recitals
Company....................................................... Preamble
Company Common................................................ 2.1
Company Disclosure Schedule................................... 3.1
Company ERISA Affiliate....................................... 3.3(l)(iii)
Company Option................................................  2.1(e)
Company Plans................................................. 3.3(l)(i)
Company Stockholders.......................................... 2.2(a)
Company Stock Option Plans.................................... 2.1(e)
Company Subsidiary............................................ 3.3(a)
Company's SEC Documents....................................... 3.3(h)
Confidentiality Agreement..................................... 4.2(b)
Dissenting Stock.............................................. 2.1(d)
Effective Time................................................ 1.2
Environmental Laws............................................ 3.2(n)(ii)
Environmental Permits......................................... 3.2(n)(ii)
ERISA......................................................... 3.2(k)
Exchange Act.................................................. 3.2(g)
Exchange Agent................................................ 2.2(a)
Exchange Fund................................................. 2.2(a)
Fairness Opinion.............................................. 3.3(t)
Final Parent Stock Price...................................... 2.4
GAAP.......................................................... 3.2(g)
Governmental Entity........................................... 3.2(d)
Hazardous Materials........................................... 3.2(o)(ii)
HSR Act....................................................... 3.2(d)
Indemnifiable Claim........................................... 5.3(a)
Indemnified Person(s)......................................... 5.3(a)
Material Adverse Effect....................................... 3.2(b) and 3.3(b)
MBCL.......................................................... Recitals
Meeting....................................................... 2.1(d)
Merger........................................................ Recitals
Merger Consideration.......................................... 2.1(c)
Merger Sub.................................................... Preamble
NYSE.......................................................... 5.1(b)

DEFINED TERM                                                         WHERE FOUND
- ------------                                                         -----------
Parent..............................................................  Preamble
Parent Common.......................................................  2.1(c)
Parent Disclosure Schedule..........................................  3.1
Parent's SEC Documents..............................................  3.2(g)
Proxy Statement--Prospectus.........................................  5.1(a)
Registration Statement..............................................  3.2(d)
Regulatory Approvals................................................  3.2(d)
Release.............................................................  3.2(o)(ii)
Return(s)...........................................................  3.2(j)(i)
Rights..............................................................  3.3(c)
Rights Agreement....................................................  3.3(c)
SEC.................................................................  3.2(d)
Securities Act......................................................  3.2(d)
Stock Option Agreement..............................................  3.3(c)(i)
Surviving Corporation...............................................  1.1
Tax(es).............................................................  3.2(j)(i)

  8.16 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

  8.17 Interpretation. Whenever the term "including" is used in this Agreement it shall mean "including, without limitation," (whether or not such language is specifically set forth) and shall not be deemed to limit the range of possibilities to those items specifically enumerated. All joint obligations herein shall be deemed to be joint and several whether specifically so specified.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                          Parent

                                          AMP Incorporated

                                                   /s/ William J. Hudson
                                          By___________________________________
                                                     William J. Hudson
                                                Chief Executive Officer and
                                                         President
ATTEST:

               [seal]

         /s/ David F. Henschel
By___________________________________
           David F. Henschel
               Secretary

                                          Merger Sub

                                          AMP Merger Corp.

                                                   /s/ Howard S. Harris
                                          By___________________________________
                                                     Howard S. Harris
                                                         President
ATTEST:

               [seal]

        /s/ David W. Schoenberg
By___________________________________
         David W. Schoenberg
    Clerk and Assistant Treasurer

                                          The Company

                                          M/A-COM, Inc.

                                                 /s/ Thomas A. Vanderslice
                                          By___________________________________
                                                   Thomas A. Vanderslice
                                             Chairman of the Board, President
                                                and Chief Executive Officer
ATTEST:

               [seal]

         /s/ Stephen P. Zezima
By___________________________________
           Stephen P. Zezima
          Assistant Treasurer

                                                                      APPENDIX B


                                     [ART]


                                                                   June 2, 1995

Board of Directors
M/A-COM, Inc.
100 Chelmsford Street
Lowell, Massachusetts 01853-3294

Dear Members of the Board:

  We understand that M/A-COM, Inc. ("M/A-COM") and AMP Incorporated ("AMP") have entered into an Agreement and Plan of Merger dated March 10, 1995 (the "Agreement"), pursuant to which M/A-COM will merge with and into AMP (the "Merger"). Under the terms of the Agreement, each outstanding share of M/A-COM common stock, par value $1.00 per share ("M/A-COM Common Stock"), shall be converted into the right to receive (together with any dividends and distributions payable) .28 of one share of AMP common stock, without par value ("AMP Common Stock"), together with any AMP Rights (as defined in the Agreement) attached thereto (together with the AMP Common Stock, the "Merger Consideration").

  You have requested that we confirm our opinion of March 10, 1995 as to the fairness, from a financial point of view, to the holders of M/A-COM Common Stock (the "M/A-COM Common Shareholders") of the Merger Consideration to be paid to the M/A-COM Common Shareholders. In connection with this opinion, we have:

  (i)    Reviewed and analyzed the financial terms of the Agreement;

  (ii) Reviewed certain publicly available business and financial information relating to M/A-COM and AMP;

  (iii) Reviewed certain other information, including financial forecasts and other data provided to us by the management of M/A-COM relating to its businesses;

  (iv) Held discussions with members of the senior managements of M/A-COM and AMP with respect to the businesses and prospects of M/A-COM and AMP, respectively, the strategic objectives of each, and possible benefits which might be realized following the Merger;

  (v) Reviewed the pro forma impact of the Merger on AMP's financial results and financial condition;

  (vi) Considered certain financial and stock market data for M/A-COM and AMP and compared that data with similar data for other publicly held companies in lines of businesses we believe to be generally comparable to those of M/A-COM and AMP;

  (vii) Considered the financial terms of certain business combinations involving companies in lines of businesses we believe to be generally comparable to those of M/A-COM and AMP;

  (viii) Reviewed the historical stock prices and trading volumes of the M/A-COM Common Stock and the AMP Common Stock; and

  (ix) Conducted such other financial studies, analyses and investigations as we deemed appropriate.

  In connection with our review, we have relied upon the accuracy and completeness of the financial and other information reviewed by us, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of M/A-COM or AMP. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of M/A-COM as to the future financial performance of M/A-COM on a stand-alone basis and after giving effect to the Merger contemplated by the Agreement. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. We note that although we have had discussions with the senior management of AMP with respect to the businesses and prospects of AMP including with respect to revenue and net income growth for five years, we have not been furnished with detailed written financial forecasts of AMP. Further, our opinion is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

  In rendering our opinion, we have assumed that the Merger will be consummated on the terms described in the Agreement, without any waiver of or modification to any material terms or conditions thereof by M/A-COM, and that obtaining any necessary regulatory approvals for the Merger will not have an adverse effect on M/A-COM or AMP.

  We have acted as financial advisor to M/A-COM in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Merger. We also note that we have not been requested to contact, and have not contacted, any third parties concerning their potential interest in M/A-COM, and, accordingly, our opinion is not based on the results of any such effort.

   It is understood that this opinion may not be summarized, excerpted from or otherwise publicly referred to without our prior written consent, which will not unreasonably be withheld, except as may otherwise be required by law or by a court of competent jurisdiction. In addition, we may not be otherwise publicly referred to without our prior consent, which will not unreasonably be withheld.

  Based on and subject to the foregoing, we are of the opinion that as of the date of this opinion the Merger Consideration to be paid to M/A-COM's Common Shareholders is fair to them from a financial point of view.

                                          Very truly yours,

                                          LAZARD FRERES & CO. LLC

                                                                      APPENDIX C

                             SECTIONS 85 THROUGH 98
                                   INCLUSIVE
                                     OF THE
                     MASSACHUSETTS BUSINESS CORPORATION LAW

  SECTION 85. DISSENTING STOCKHOLDER; RIGHT TO DEMAND PAYMENT FOR STOCK;
EXCEPTION

  A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

  SECTION 86. SELECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES

  If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

  SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM

  The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

  "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

  SECTION 88. NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

  The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last know address as it appears in the records of the corporation.

  SECTION 89. DEMAND FOR PAYMENT; TIME FOR PAYMENT

  If within twenty days after the date of mailing of a notice under subsection
(e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

  SECTION 90. DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE

  If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

  SECTION 91. PARTIES TO SUIT TO DETERMINE VALUE

  If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

  SECTION 92. DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE

  After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

  SECTION 93. REFERENCE TO SPECIAL MASTER

  The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

  SECTION 94. NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL

  On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

  SECTION 95. COSTS; INTEREST

  The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

  SECTION 96. DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT

  Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) A bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

  Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

  SECTION 97. STATUS OF SHARES PAID FOR

  The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

  SECTION 98. EXCLUSIVE REMEDY; EXCEPTION

  The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

P R O X Y
                                 M/A-COM, INC.
             PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
                                 JUNE 30, 1995

    The undersigned having received the Notice of Special Meeting and the Board of Directors' Proxy Statement, hereby appoint(s) Dr. Thomas A. Vanderslice and Larry L. Mihalchik, and each of them, proxies of the undersigned (with full power of substitution) to attend the above Special Meeting and all adjournments thereof (the "Meeting") and there to vote all shares of Common Stock of M/A-COM, Inc. that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Meeting, and especially to vote on the matters set forth on the reverse side.

    This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR Proposal 1 on the reverse side, and in their discretion on any other business matters or proposals as may properly come before the Meeting.

    SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

                                                                  -----------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
                                                                      SIDE
                                                                  -----------

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE


1. Proposal to approve and adopt the Agreement and Plan of Merger dated March 10, 1995 among AMP Incorporated ("AMP"), AMP Merger Corp. ("Subsidiary") and M/A-COM, Inc. (the "Company"), pursuant to which, among other things, (i) each issued and outstanding share of common stock, par value $1.00 per share, of the Company (other than shares as to which appraisal rights have been duly asserted and perfected under the Massachusetts Business Corporation Law) will be converted into the right to receive .28 of one share of common stock, no par value per share, of AMP, together with any rights attached thereto; and (ii) Subsidiary will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of AMP.

                         [ ]       [ ]         [ ]
                         FOR     AGAINST     ABSTAIN

2. To consider and act upon such other business matters or proposals as may properly come before the Meeting.

                         [ ]       [ ]         [ ]
                         FOR     AGAINST     ABSTAIN

                                                      THIS PROXY IS SOLICITED
                                                      ON BEHALF OF THE BOARD
                                                           OF DIRECTORS.

                                                             MARK HERE
                                                            FOR ADDRESS   [ ]
                                                            CHANGE AND
                                                           NOTE AT LEFT

IN SIGNING, PLEASE WRITE NAME(S) AS APPEARING IN THE IMPRINT OF THIS CARD. IF THE PERSON(S) SIGNING HEREON HOLD(S) ANY SHARES IN A FIDUCIARY, CUSTODIAL OR JOINT CAPACITY OR CAPACITIES, THIS PROXY IS SIGNED IN EVERY SUCH CAPACITY AS WELL AS INDIVIDUALLY.

SIGNATURE:                                              DATE
           --------------------------------------------      -------------------
SIGNATURE:                                              DATE
           --------------------------------------------      -------------------

                              ARTHUR ANDERSEN LLP


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of AMP Incorporated:

     We have audited the accompanying consolidated balance sheets of AMP Incorporated (a Pennsylvania Corporation) and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AMP Incorporated and subsidiaries as of December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Philadelphia, PA
February 17, 1995

               [LETTERHEAD OF PRICE WATERHOUSE LLP APPEARS HERE]


                       REPORT OF INDEPENDENT ACCOUNTANTS


November 15, 1994

To the Board of Directors and
Stockholders of M/A-COM, Inc.

In our opinion, the consolidated financial statements listed in the index appearing under Item 14(a)(1) and (2) on page 35 of the M/A-COM, Inc. 1994 Annual Report on Form 10-K present fairly, in all material respects, the financial position of M/A-COM, Inc. and its subsidiaries at October 1, 1994 and October 2, 1993, and the results of their operations and their cash flows for each of the three years in the period ended October 1, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for income taxes in 1994 in accordance with the requirements of Statement of Financial Accounting Standards No. 109.

/s/ Price Waterhouse LLP